Registration Nos. 333-153840

811-21438

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

POST-EFFECTIVE

AMENDMENT No. 18

THE GUARDIAN SEPARATE ACCOUNT R

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 22, 2013.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-153840
April 29, 2013

THE GUARDIAN INVESTOR VARIABLE ANNUITY B SERIES

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the owner dies before annuity payments begin.

The minimum initial premium payment is $5000 ($2,000 if your contract is issued in connection with an individual retirement account, certain pension plans, and other tax-qualified arrangements). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds (“Funds”) listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253 or by visiting our web site at www.GuardianLife.com. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Emerging Markets VIP Series
–	RS High Yield VIP Series
–	RS International Growth VIP Series
–	RS Investment Quality Bond VIP Series
–	RS Large Cap Alpha VIP Series
–	RS Low Duration Bond VIP Series
–	RS Money Market VIP Series
–	RS S&P 500 Index VIP Series
–	RS Small Cap Growth Equity VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Core Equity Fund
–	Invesco V.I. Global Real Estate Fund
–	Invesco V.I. International Growth Fund
–	Invesco V.I. Mid Cap Core Equity Fund
–	Invesco V.I. Small Cap Equity Fund
–	Invesco V.I. Comstock Fund (formerly known as Invesco Van Kampen V.I. Comstock Fund)
–	Invesco American Value Fund (formerly known as Invesco Van Kampen V.I. American Value Fund)
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS International Value Portfolio
•	BlackRock Variable Series Funds, Inc. (Class III Shares)
–	BlackRock Capital Appreciation V.I. Fund
–	BlackRock Global Allocation V.I. Fund
–	BlackRock Large Cap Core V.I. Fund
–	BlackRock Large Cap Value V.I. Fund
•	Columbia Funds Variable Insurance Trust (Class 2 Shares)
–	Columbia Variable Portfolio - Asset Allocation Fund
–	Columbia Variable Portfolio - Small Cap Value Fund
–	Columbia Variable Portfolio - Small Company Growth Fund
•	Columbia Funds Variable Insurance Trust I (Class 2 Shares)
–	Columbia Variable Portfolio - Marsico Growth Fund
–	Columbia Variable Portfolio - Marsico 21st Century Fund
•	Columbia Funds Variable Insurance Trust II (Class 2 Shares)
–	Columbia Variable Portfolio – Seligman Global Technology Fund
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
–	Fidelity VIP Overseas Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Income Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Franklin U.S. Government Fund
–	Mutual Shares Securities Fund
–	Templeton Global Bond Securities Fund
–	Templeton Growth Securities Fund

•	MFS® Variable Insurance Trust (Service Class)
–	MFS® Growth Series
–	MFS® Research Bond Series
–	MFS® Utilities Series
–	MFS® Value Series
•	Oppenheimer Variable Account Funds (Service Class)
–	Oppenheimer Capital Appreciation Fund/VA
–	Oppenheimer Global Strategic Income Fund/VA
–	Oppenheimer International Growth Fund/VA
–	Oppenheimer Main Street Small-Cap Fund/VA (prior to April 30, 2013 known as Oppenheimer Main Street Small- & Mid-Cap Fund/VA)
•	PIMCO Variable Insurance Trust (Advisor Class Shares)
–	PIMCO Low Duration Portfolio
–	PIMCO Real Return Portfolio
–	PIMCO Total Return Portfolio
•	Pioneer Variable Contracts Trust (Class II Shares)
–	Pioneer Disciplined Value VCT Portfolio (formerly known as Pioneer Fundamental Value VCT Portfolio)
–	Pioneer Equity Income VCT Portfolio
–	Pioneer Fund VCT Portfolio
–	Pioneer Mid Cap Value VCT Portfolio
•	Value Line Strategic Asset Management Trust
•	Wells Fargo Variable Trust (Class 2)
–	Wells Fargo Advantage VT International Equity Fund
–	Wells Fargo Advantage VT Small Cap Value Fund

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 (regular mail) or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 (overnight mail), or by calling 1-800-221-3253. Its contents are noted on page 98 of this prospectus.

The Statement of Additional Information, which is dated April 29, 2013, is incorporated by reference into this prospectus.

The Securities and Exchange Commission (“SEC”) has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 57 investment divisions, corresponding to 57 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

Any guarantees, including the minimum percent guarantee on allocations to the fixed-rate option and the Guaranteed Lifetime Withdrawal Benefit rider, are obligations of GIAC and subject to its claims paying ability.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no earlier than the first contract anniversary (without

GIAC’s prior consent) and no later than the annuitant’s 95th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59  1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period (variable and fixed)

•	Life annuity with a guaranteed period (variable and fixed)

•	Joint and survivor annuity (variable and fixed)

•	Payments to age 100 (variable and fixed)

•	Payments for a period certain (fixed)

•	10-year guaranteed period (fixed)

Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent transfers among the variable investment options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Payout options

Annuity payout options are available on a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

Death benefits

If you should die before annuity payments begin, then we pay a death benefit first to any surviving owner and then to surviving beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit. If the owner is a non-natural owner, then the death of the annuitant will be treated as death of an owner for purposes of determining whether a death benefit is payable. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. The riders are available only in the states where they have been approved, and where we continue to offer them. These riders may not each be available in combination with other optional benefits under the contract, and may not be appropriate for your situation. There are extra charges for these riders. You should contact your registered representative for information about the availability of any of the riders under your contract. The highest anniversary value death benefit rider provides for an enhanced death benefit equal to the greater of the death benefit under the contract (without any riders) or the highest contract anniversary value death benefit. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the owner’s death if your contract earnings exceed your adjusted premium payments. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the guaranteed lifetime withdrawal benefit rider, then you must invest your premium payments and contract value in accordance with the allocation models described in that rider. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, then withdrawals in excess of the guaranteed withdrawal amount provided for under the rider will have adverse consequences. Please refer to Other contract features for more information.

Surrenders and withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a withdrawal. A contingent deferred sales charge may apply to both surrenders and withdrawals. Surrenders and withdrawals also may be subject to any applicable contract fee, annuity taxes, state taxes, penalty taxes, and federal income tax withholding. Once annuity payments begin, surrenders and withdrawals are available only with the payments to age 100 or the payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract range from 0.41% to 1.46%, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charge

We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.10% of your accumulation value in the variable investment options.

•	Administrative expense

We deduct this charge daily at an annual rate of 0.20% annually of your accumulation value in the variable investment options.

•	Contract fee

We deduct an annual fee of $35 (lower where required by state law) if the accumulation value in your contract is less than $100,000 on your contract anniversary date. We will waive the contract fee if the accumulation value of your contract plus the accumulation value of any other Guardian Investor Variable Annuity L Series and Guardian Investor Variable Annuity B Series contracts you own individually or jointly totals $100,000 or more on the contract anniversary of your contract.

2	PROSPECTUS	SUMMARY

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

We assess a charge on total surrenders and withdrawals of accumulation value. We deduct up to 8% of each premium payment withdrawn within the first seven years of receipt of each such premium payment. However, the contract permits withdrawal each contract year of a “free withdrawal amount” that may be withdrawn from the contract without incurring a contingent deferred sales charge. See Surrenders and withdrawals.

•	Highest anniversary value death benefit rider expense

If you choose this benefit, then we will assess a daily charge at an annual rate of 0.40% of your accumulation value in the variable investment options.

•	Earnings benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.25% of your accumulation value in the variable investment options.

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, then we will assess an annual charge on each contract anniversary that is a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. The maximum annual guaranteed lifetime withdrawal benefit charge percentage ranges from 1.00% to 4.10%, depending on the option chosen; the current annual expense range for this rider ranges from 0.95% to 2.15%, depending on the option chosen. We will not deduct this charge after we have begun to make annuity payments under the contract. See Financial information – Contract costs and expenses.

•	Annuity taxes

These charges for taxes on premiums or annuity payments that are applicable only in some states and municipalities currently range up to 3.5% of premiums payments made.

•	Withdrawal charge

During the annuity period, if you choose either the fixed or the variable payments to age 100 annuity payout options or the payments for a period certain as an annuity payout option, and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

DECIDING TO PURCHASE A CONTRACT

The contract is an individual flexible premium deferred variable annuity contract that we may issue as a contract qualified (“qualified contract”) under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or as a contract that is not qualified under the Internal Revenue Code (“non-qualified contract”). You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement.

You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and if you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	8% declining annually[1]
Number of full years completed since premium payment was made	Contingent deferred sales charge percentage
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7+	0%
Transfer Fee:	$25 for each transfer (currently, $0)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge may be assessed on premiums withdrawn that were paid into your contract during the previous seven years. Each contract year, however, you may withdraw without a contingent deferred sales charge a “Free Withdrawal Amount” equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

There is a withdrawal charge that applies to withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the withdrawal amount. Withdrawals are available during the annuity period only if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Withdrawal charge, pages 3 and 81, for more information.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law. We will waive this fee if the accumulation value is $100,000 or greater on the most recent contract anniversary.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

HAVDB = Highest Anniversary Value Death Benefit Rider	EB = Earnings Benefit Rider

	Basic contract (with no benefit riders)	Contract with EB	Contract with HAVDB	Contract with HAVDB and EB
Mortality & Expense Risk Charge	1.10%	1.10%	1.10%	1.10%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%
• Charges for Optional Additional Riders
– Highest Anniversary Value Death Benefit (HAVDB)	0.00%	0.00%	0.40%	0.40%
– Earnings Benefit (EB)	0.00%	0.25%	0.00%	0.25%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.60%	0.85%
Total Separate Account Level Annual Expenses	1.30%	1.55%	1.70%	1.95%

EXPENSE TABLES	PROSPECTUS	5

FEES FOR OPTIONAL RIDER DEDUCTED FROM ACCUMULATION VALUE

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance*):

	Single	Single w/ Step-Up Death Benefit***	Single w/ Return of Premium Death Benefit****	Spousal	Spousal w/ Step-Up Death Benefit***	Spousal w/ Return of Premium Death Benefit****
Guardian Target 250 maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.30%	1.80%	1.90%	1.55%	2.05%	2.15%
Guardian Target 200 maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.15%	1.65%	1.75%	1.40%	1.90%	2.00%
Guardian Target Future maximum**	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

current**	1.05%	1.55%	1.65%	1.30%	1.80%	1.90%
Guardian Target Now maximum**	1.00%	1.50%	N/A	2.00%	2.50%	N/A

current**	0.95%	1.45%	N/A	1.05%	1.55%	N/A
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed lifetime withdrawal benefit (GLWB) rider section of this prospectus for more information.
**	The current charge for this rider ranges from 0.95% to 2.15%, depending on the option chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract.
***	Not available in New York with the Guardian Target 250 GLWB rider option.
****	Not available in New York.

6	PROSPECTUS	EXPENSE TABLES

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)*	0.41%	1.46%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

*	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2012 for all underlying mutual funds. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

EXPENSE TABLES	PROSPECTUS	7

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contractowner transaction expenses, an annual contract fee of $35, and separate account annual expenses which include a daily administrative charge at an annual rate of 0.20% and a daily mortality and expense risk charge at an annual rate of 1.10% of the net asset value in the Separate Account. The following two examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year.

Example 1 shows a contract with a spousal version of the Guardian Target 250 Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider with the GLWB Return of Premium Death Benefit (which are the most expensive optional features available under the contract) and also shows the maximum average weighted fund expense (1.06%) for the Invesco/PIMCO growth model and the minimum average weighted fund expense (0.83%) for the conservative allocation model which are two of the allocation models available under the GLWB rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Contract with the spousal version of the Guardian Target 250 GLWB Rider with the GLWB Return of Premium Death Benefit and maximum and minimum allocation model expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Invesco/PIMCO Growth Model:	$1,312	$2,282	$3,208	$5,751
Conservative Allocation Model:	$1,288	$2,211	$3,094	$5,544
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Invesco/PIMCO Growth Model:	$512	$1,582	$2,708	$5,751
Conservative Allocation Model:	$488	$1,511	$2,594	$5,544

Example 2 shows a basic contract without any riders (which is the least expensive way to purchase the contract) and maximum (1.46%) and minimum (0.41%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Basic contract without any riders and maximum and minimum underlying mutual fund expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$1,125	$1,690	$2,176	$3,490
Minimum:	$1,015	$1,359	$1,626	$2,397
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$325	$990	$1,676	$3,490
Minimum:	$215	$659	$1,126	$2,397

These Examples do not reflect transfer fees or annuity taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

A table of accumulation unit values is in Appendix A – Summary Financial Information.

8	PROSPECTUS	EXPENSE TABLES

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $12.3 billion as of December 31, 2012. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the state of New York in 1860. As of December 31, 2012, Guardian Life had total admitted assets (Statutory basis) in excess of $37.5 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

EXPENSE TABLES	PROSPECTUS	9

BUYING A CONTRACT

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age, without our prior approval. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent that the selling broker or authorized registered representative (i) fails to forward the applications, premium payments and transaction requests to our Customer Service Office on a timely basis, or (ii) experiences delays in determining whether the contract is suitable for you. Any such delays will affect when your contract can be issued and your purchase payment applied.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

10	PROSPECTUS	BUYING A CONTRACT

PAYMENTS

We require a minimum initial premium payment of $2,000 for qualified contracts and $5,000 for non-qualified contracts. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we may accept purchase payments below $100. We will not accept premium payments greater than $3,000,000 in the first contract year without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. Minimum and maximum premium payments may be different if you select certain optional riders with your contract. Please refer to those rider sections in this prospectus for further information. In Oregon, the Department of Insurance requires GIAC not to accept premium payments into the contract on or after the third contract anniversary.

BUYING A CONTRACT	PROSPECTUS	11

THE ACCUMULATION PERIOD

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them in good order at our Customer Service Office before the close of a regular trading session of the New York Stock Exchange, generally 4:00 p.m. Eastern Time. (i.e., on a valuation date).

If the New York Stock Exchange closes before its regular closing time, we will normally credit a premium payment received after that close on the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the transaction. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options you had chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the price calculated on the valuation date that we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options, as of the close of the New York Stock Exchange.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them at our Customer Service Office. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the

12	PROSPECTUS	ACCUMULATION PERIOD

first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 57 investment divisions, corresponding to the 57 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. We own all of the assets of the Separate Account. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract guarantees, such as annuity payments, death benefits and payments made under the guaranteed lifetime withdrawal benefit rider, are guaranteed solely by the financial strength and claims-paying ability of GIAC. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations, and when required by law, we will obtain your approval and/or the approval of any appropriate state or federal regulatory authority. We will use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	creating new Separate Accounts,

ACCUMULATION PERIOD	PROSPECTUS	13

Variable

investment

options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding, closing or removing investment divisions of the Separate Account to allocations of net premiums or transfers of accumulation value, or both, with respect to some or all contracts;

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 57 variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Other contract features: Guaranteed lifetime withdrawal benefit (GLWB) rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $1.0 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies	Normally invests at least 95% of its net assets in common stocks of companies included in the S&P 500 Index.
RS High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. (Normally invests at least 80% of its net assets in debt securities).
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.
RS Money Market VIP Series	To seek as high a level of current income as is consistent with liquidity and preservation of capital	Normally invests in U.S. dollar-denominated high-quality, short-term instruments.
RS International Growth VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by companies domiciled outside of the U.S. The Fund does not usually focus its investments in a particular industry or country.
RS Emerging Markets VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets insecurities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options	Investment objectives	Typical investments
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000© Index on the last day of the most recent quarter, whichever is greater.
Alger Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential.
AllianceBernstein VPS International Value Portfolio	Long-term growth of capital	Equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. Companies that are determined by the Adviser’s to be undervalued, using fundamental value approach.
BlackRock Capital Appreciation V.I. Fund	Seeks long-term growth of capital	The Fund tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of primarily common stock of U.S. companies that Fund management believes have shown above-average growth rates in earnings over the long-term.
BlackRock Global Allocation V.I. Fund	Seeks high total investment return	Equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world.
BlackRock Large Cap Core V.I. Fund	Seeks high total investment return	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index. The Fund uses an investment approach that blends growth and value.
BlackRock Large Cap Value V.I. Fund	Seeks long-term capital growth	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment objectives	Typical investments
Columbia Variable Portfolio – Asset Allocation Fund	Total return, consisting of current income and long-term capital appreciation	Under normal circumstances, the Fund invests in a mix of equity and debt securities, including Treasury Inflation Protected Securities (TIPS), as well as other instruments, such as commodity-related derivative instruments, futures, exchange traded funds (ETFs) and third party-advised mutual funds. The Advisor may choose investments within each asset class category – including large-, middle- and small- capitalization growth and value equity securities, foreign securities, and investment grade, below investment grade and non-investment grade debt securities, including TIPS – and the amount that will be allocated to each asset class and investment, based on each asset class category’s historical returns and expected performance. The Advisor may also choose ETFs and/or third party-advised mutual funds to access asset classes or investment strategies if the Advisor believes that these vehicles are an efficient and/or cost-effective means of access.
Columbia Variable Portfolio – Small Cap Value Fund	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index at the time of purchase, that the Advisor believes are undervalued and have the potential for long-term growth.
Columbia Variable Portfolio – Small Company Growth Fund	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000® Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Advisor believes have the potential for long-term, above average earnings growth.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options	Investment objectives	Typical investments
Columbia Variable Portfolio – Marsico 21st Century Fund	Long-term growth of capital	Primarily in equity securities of companies of any capitalization size and generally will hold a core position of between 35 and 50 common stocks. The core investments of the Fund generally may include established companies and securities that are believed to offer long-term growth potential. However, the Fund’s portfolio also typically may include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes, such as the introduction of a new product line, the appointment of a new management team, or an acquisition.
Columbia Variable Portfolio – Marsico Growth Fund	Long-term growth of capital	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase. The Fund generally holds a core position of between 35 and 50 common stocks which generally may include established companies and securities that are believed to offer long-term growth potential. However, the Fund’s portfolio also typically may include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes, such as the introduction of a new product line, the appointment of a new management team, or an acquisition.
Columbia Variable Portfolio – Seligman Global Technology Fund	Long-term capital appreciation	Invests at least 80% of assets in equity securities of US and non-US companies with business operations in Technology and Technology related industries. Under normal market conditions, the Fund will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US., have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. May invest in companies of any size.
Davis Financial Portfolio	Long-term growth of capital	Davis Financial Portfolio invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).

18	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment objectives	Typical investments
Fidelity VIP Contrafund® Portfolio	Long-term capital appreciation	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Allocating the Fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
Fidelity VIP Investment Grade Bond Portfolio	The Fund seeks as high a level of current income as is consistent with the preservation of capital	Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Managing the Fund to have similar overall interest rate risk to the Barclays Capital U.S. Aggregate Bond Index. Allocating assets across different market sectors and maturities. Investing in domestic and foreign issuers. Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially investing in lower-quality debt securities. Engaging in transactions that have a leveraging effect on the Fund, including investments in derivatives – such as swaps (interest rate, total return, and credit default) and futures contracts – and forward-settling securities, to adjust the Fund’s risk exposure. Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

ACCUMULATION PERIOD	PROSPECTUS	19

Variable investment options	Investment objectives	Typical investments
Fidelity VIP Mid Cap Portfolio	The Fund seeks long-term growth of capital	Normally investing primarily in common stocks. Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index). Potentially investing in companies with smaller or larger market capitalizations. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions to select investments.
Fidelity VIP Overseas Portfolio	The Fund seeks long-term growth of capital	Normally investing at least 80% of assets in non-U.S. securities. Normally investing primarily in common stocks. Allocating investments across different countries and regions. Using fundamental analysis to select investments.
Franklin Income Securities Fund	Seeks to maximize income while maintaining prospects for capital appreciation	Under normal market conditions, the Fund invests in both equities and debt securities.
Mutual Shares Securities Fund	Seeks capital appreciation, with income as a secondary goal	Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.
Franklin U.S. Government Fund	Seeks income	Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.
Franklin Small Cap Value Securities Fund	Seeks long-term total return	Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.
Templeton Global Bond Securities Fund	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Templeton Growth Securities Fund	Seeks long-term capital growth	Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

20	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment objectives	Typical investments
Invesco V.I. Core Equity Fund	Long-term growth of capital

The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in equity securities.

Invesco V.I. Global Real Estate Fund	Total return through growth of capital and current income	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related insurers.
Invesco V.I. Mid Cap Core Equity	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities of mid-capitalization companies.
Invesco American Value Fund (formerly known as Invesco Van Kampen V.I. American Value Fund)	Above average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invests primarily in equity securities of companies traded on a U.S. securities exchange with capitalizations generally within the range of companies included in the Russell Midcap® Value Index.
Invesco V.I. International Growth Fund	Long-term growth of capital	The Fund invests primarily in equity securities, and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests, are common and preferred stock.
Invesco V.I. Small Cap Equity Fund	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization issuers.
Invesco V.I. Comstock Fund (formerly known as Invesco Van Kampen V.I. Comstock Fund)	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and in derivatives and other instruments that have characteristics similar to such securities.
MFS® Growth Series	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

ACCUMULATION PERIOD	PROSPECTUS	21

Variable investment options	Investment objectives	Typical investments
MFS® Research Bond Series	Seeks total return with an emphasis on current income, but also considering capital appreciation	Normally invests at least 80% of its net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the Fund. MFS allocates the Fund’s assets to analysts by sectors of the debt market.
MFS® Utilities Series	Seeks total return	Normally invests at least 80% of the Fund’s net assets in securities of issuers in the utilities industry. MFS primarily invests the Fund’s assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments. MFS may invest the Fund’s assets in U.S. and foreign securities, including emerging market securities.
MFS® Value Series	Seeks capital appreciation	Invests in stocks of companies MFS believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Generally focuses on companies with large capitalizations, but may invest in companies of any size.
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	Primarily common stocks of “growth companies” focusing on domestic companies, but can buy foreign stocks as well.
Oppenheimer Global Strategic Income Fund/VA	Total Return	Under normal market conditions, invests at least 80% of its net assets (including any borrowings for investment purposes) in debt securities. Invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-grade high yield securities of U.S. and foreign companies (commonly called “junk bonds”).
Oppenheimer International Growth Fund/VA	Capital appreciation	Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies.

22	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment objectives	Typical investments
Oppenheimer Main Street Small-Cap Fund/VA (formerly known as Oppenheimer Main Street Small- & Mid- Cap Fund/VA)	Capital appreciation	Invests mainly in common stocks of small-cap and mid-cap companies that are within the market capitalization range of the Russell 2500™ Index.
PIMCO Low Duration Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
PIMCO Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management	Under normal circumstances at least 80% of its net assets are invested in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
PIMCO Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Pioneer Disciplined Value VCT Portfolio (formerly known as Pioneer Fundamental Value VCT Portfolio)	Long-term capital growth	Equity securities of U.S. issuers of any market capitalization companies.
Pioneer Equity Income VCT Portfolio	Current income and long-term growth of capital	The Fund seeks current income and long term capital growth primarily through income producing equity securities.
Pioneer Fund VCT Portfolio	Reasonable income and capital growth	The Portfolio invests in equity securities, primarily of U.S. issuers. The Fund diversifies across all sectors of the S&P 500 Index using actively managed, bottom up approach that seeks high quality stocks.
Pioneer Mid Cap Value VCT Portfolio	Capital appreciation	Normally, invests at least 80% of its total assets in equity securities of mid-size companies.
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments.
Wells Fargo Advantage VT International Equity Fund	Seeks long-term capital appreciation	Normally invest at least 80% of its net assets in equity securities of foreign issuers and may purchase up to 30% of the fund’s total assets in emerging market equity securities.

ACCUMULATION PERIOD	PROSPECTUS	23

Variable investment options	Investment objectives	Typical investments
Wells Fargo Advantage VT Small Cap Value Fund	Seeks long-term capital appreciation	Normally invests at least 80% of its net assets in equity securities of small capitalization companies, and up to 30% of the Fund’s net assets in equity securities of foreign issuers, including ADRs and similar investments.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same advisor. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same advisor. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. Currently, all advisors pay compensation ranging from 0.10% to 0.40% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from all Funds, except portfolios from Davis Variable Account Fund and the RS Variable Products Trust. Currently, the amount of 12b-1 fees ranges from 0.10% to 0.25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the funds. We may profit from these payments.

For information about the compensation we pay for sales of the contracts, see Your rights and responsibilities: Distribution of the contract.

24	PROSPECTUS	ACCUMULATION PERIOD

The Funds’ investment advisors and their principal business addresses are shown in the table below.

Variable investment options	Investment advisor and principal business address	Subadvisor
RS Large Cap Alpha VIP Series RS Small Cap Growth Equity VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111
RS S&P 500 Index VIP Series RS High Yield VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Money Market VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street, Suite 1700 San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
Invesco V.I. Core Equity Fund Invesco V.I. International Growth Fund Invesco V.I. Mid Cap Core Equity Invesco V.I. Small Cap Equity Fund Invesco V.I. Comstock Fund Invesco V.I. Mid Cap Value Fund	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, Georgia 30309
Invesco V.I. Global Real Estate Fund	Invesco Advisers, Inc. (Advisor) 1555 Peachtree Street N.E. Atlanta, Georgia 30309	Invesco Asset Management Limited (Sub-advisor) 30 Finsbury Square, London, EC2A 1AG, United Kingdom
Alger Capital Appreciation Portfolio	Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
AllianceBernstein VPS International Value Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
BlackRock Capital Appreciation V.I. Fund BlackRock Large Cap Core V.I. Fund BlackRock Large Cap Value V.I. Fund	BlackRock Advisors, LLC (Advisor) 100 Bellevue Parkway Wilmington, Delaware 19809	BlackRock Investment Management, LLC (Sub-Advisor) 1 University Square Drive Princeton, New Jersey 08540
BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC (Advisor) 100 Bellevue Parkway Wilmington, Delaware 19809

BlackRock Investment Management, LLC (Sub-Advisor)

1 University Square Drive

Princeton, New Jersey 08540

BlackRock International Limited (Sub-sub-adviser)

40 Torpichen Street

Edinburgh, EH3 8JB

United Kingdom

ACCUMULATION PERIOD	PROSPECTUS	25

Variable investment options	Investment advisor and principal business address	Subadvisor
Columbia Variable Portfolio – Asset Allocation Fund	Columbia Management Investment Advisors, LLC 225 Franklin Street Boston, MA 02110	Nordea Investment Management North America, Inc. (Sub-advisor to a portion of the Fund) 437 Madison Avenue New York, New York 10022
Columbia Variable Portfolio – Small Cap Value Fund Columbia Variable Portfolio – Small Company Growth Fund Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC 225 Franklin Street Boston, MA 02110
Columbia Variable Portfolio – Marsico 21st Century Fund Columbia Variable Portfolio – Marsico Growth Fund	Columbia Management Investment Advisors, LLC 225 Franklin Street Boston, MA 02110	Marsico Capital Management, LLC 1200 17th Street Denver, Colorado 80202
Davis Financial Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756	Davis Selected Advisers – NY, Inc. 2949 East Elvira Road, Suite 101 Tucson, Arizona 85756
Fidelity VIP Contrafund® Portfolio Fidelity VIP Investment Grade Bond Portfolio Fidelity VIP Mid Cap Portfolio Fidelity VIP Overseas Portfolio	Fidelity Management & Research Company and its affiliates 82 Devonshire Street Boston, Massachusetts 02109
Franklin Income Securities Fund Franklin U.S. Government Fund Templeton Global Bond Securities Fund	Franklin Advisors, Inc. One Franklin Parkway San Mateo, California 94403
Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024
Mutual Shares Securities Fund	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser) Lyford Cay Nassau, Bahamas
MFS® Growth Series MFS® Research Bond Series MFS® Utilities Series MFS® Value Series	Massachusetts Financial Services Company (“MFS”) 111 Huntington Avenue Boston, Massachusetts 02116
Oppenheimer Capital Appreciation Fund/VA Oppenheimer Global Strategic Income Fund/VA Oppenheimer International Growth Fund/VA Oppenheimer Main Street Small-Cap Fund/VA	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281-1008

26	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options	Investment advisor and principal business address	Subadvisor
PIMCO Low Duration Portfolio PIMCO Real Return Portfolio PIMCO Total Return Portfolio	PIMCO 840 Newport Center Drive Newport Beach, California 92660
Pioneer Disciplined Value VCT Portfolio Pioneer Equity Income VCT Portfolio Pioneer Fund VCT Portfolio Pioneer Mid Cap Value VCT Portfolio	Pioneer Investment Management, Inc. 60 State Street Boston, Massachusetts 02109
Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV) 7 Times Square, 21st floor, 42nd Street New York, NY 10036
Wells Fargo Advantage VT International Equity Fund Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105	Wells Capital Management, Inc. 525 Market Street San Francisco, CA 94105

ACCUMULATION PERIOD	PROSPECTUS	27

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of accumulation value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract owners.

You are responsible for choosing your investment options and the amounts allocated to each, or the asset allocation model (if you purchase a guaranteed lifetime withdrawal benefit rider – see Other contract features: Guaranteed lifetime withdrawal benefit (GLWB) rider), that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including a Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as a Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

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ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through the contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

FIXED-RATE OPTION

You can elect to invest net premium payments in the fixed-rate option that may be available as an investment option under your contract (However, for contracts issued in conjunction with applications dated on or after December 7, 2009, you may elect to invest up to a maximum of 25% of your initial and subsequent net premium payments into the fixed-rate option). The fixed-rate option is not registered as a security under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of no less than 1% and no greater than 3%. On each contract anniversary, GIAC resets the minimum annual rate and the new rate remains in effect until the next contract anniversary. If you purchased your contract in conjunction with an application dated on or after December 7, 2009, you can allocate 25% of your initial and subsequent net premium payments to this option, subject to the conditions stated below. See The accumulation period: Transfers. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets. As a result, the strength of our interest rate

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing, electronically or by telephone at our Customer Service Office. Currently, no fee is charged for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

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Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Your rights and responsibilities: Telephonic and electronic services.

guarantee is based on the overall financial strength of GIAC. If GIAC suffered a material financial setback, the ability of GIAC to meet its financial obligations could be affected.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we are not obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We do not use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay has not been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premium payments or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of

30	PROSPECTUS	ACCUMULATION PERIOD

your accumulation value among the variable investment options and the fixed-rate option. These transfers are subject to the following rules:

•	We reserve the right to limit the frequency of transfers to not more than once every 30 days;

•

For contracts issued in conjunction with applications dated on or after December 7, 2009, no transfer into the fixed-rate option can be effected if, immediately subsequent to such transfer, the allocation to the fixed-rate option would be greater than 25% of the contract’s accumulation value on the immediately prior valuation date.

•	We reserve the right to impose a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature. Amounts that have been in the fixed-rate option longest will be transferred out first.

•	The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option as of the last contract anniversary, or
–	the amount equal to the largest transfer made during the previous contract year out of the fixed-rate option for your contract.

•

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received transfer instructions from you, in good order, at our Customer Service Office.

•

If you have selected the GLWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Other contract features: Guaranteed lifetime withdrawal benefit (GLWB) rider.

You must clearly specify in your transfer request the amount to be transferred and the names of the investment options that are affected. We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order at our Customer Service Office. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m., you will receive the next day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. We must receive transfer instructions in good order at least 15 days before the due date of the first variable annuity payment to which the transfer will apply. No fixed-rate option transfers are permitted.

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FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contract owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contract owner to engage in frequent transfer activity. This contract is not designed for use by individuals or other entities that engage in “market timing” or other types of frequent trading, unusually large transfers, short-term trading, or programmed transfers. If you wish to engage in such strategies, do not purchase this contract.

Deterrence. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contract owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contract owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We also may restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to transfer restrictions because of the actions of your investment advisor in providing those services. The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter

32	PROSPECTUS	ACCUMULATION PERIOD

into special arrangements with, any contract owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contract owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contract owners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

Underlying Fund Frequent Trading Policies. The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an

You should be aware that we have entered into a written agreement with each Fund or its principal underwriter that obligates us to provide the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who have been identified by the Fund as having engaged in transactions that violate the disruptive trading policies established for that Fund.

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Surrenders and

withdrawals

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Your ability to withdraw or surrender may be limited by the terms of your qualified plan.

underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contract owners should be aware that we may not have the contractual obligation or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

Omnibus Orders. You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND WITHDRAWALS

During the accumulation period and while all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or withdrawals after the date annuity payments begin. See The annuity period: Variable annuity payout options.

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Your request for surrenders and withdrawals must be received in good order at our Customer Service Office. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you at our Customer Service Office. We will deduct any applicable contract charges, contingent deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a withdrawal, we will cash additional units to cover these charges unless you instruct us to do otherwise. See Financial information: Contract costs and expenses. To effect your request, we will cash accumulation units in the following order:

•	all accumulation units attributable to the variable investment choices; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

For contracts without a GLWB rider, a withdrawal will only be permitted if immediately after the withdrawal the contract surrender value is greater than zero. If the accumulation value is less than $2000 after the withdrawal, then GIAC reserves the right to terminate the contract, subject to any applicable contingent deferred sales charge for a surrender.

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Withdrawals reduce your accumulation value and your death benefit, and may reduce the value of any guarantees provided by optional benefit riders. Your ability to withdraw or surrender may be limited by the terms of a qualified plan.

Free Withdrawal Amount. Each contract year, you are allowed to make an annual withdrawal from the contract, without paying a contingent deferred sales charge, of an amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Calculating the Contingent Deferred Sales Charge for a Withdrawal. For the purpose of calculating the contingent deferred sales charge and to minimize the applicable contingent deferred sales charge, we assume that any amount withdrawn during a contract year will be withdrawn in the following order:

•

from earnings, which, on any valuation date equals the accumulation value on that date, less the total net premiums that have not been previously withdrawn. Note, however: Any amounts withdrawn as part of the Free Withdrawal Amount will not reduce the total net premiums in the calculation of earnings;

•	from net premiums that are no longer subject to a contingent deferred sales charge;

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Assigning contract interests

If the contract is a qualified contract, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Financial information: Federal tax matters for more information.

•	from the Free Withdrawal Amount; and

•	from Chargeable Premiums on a first-in-first-out basis (i.e., the oldest Chargeable Premium will be withdrawn first).

Calculating the Contingent Deferred Sales Charge for a Surrender. If you surrender the contract, the contingent deferred sales charge is equal to the contingent deferred sales charge percentage applicable to each Chargeable Premium multiplied by that Chargeable Premium.

Please note:

•	If you surrender the contract and Chargeable Premiums exceed accumulation value, then we will calculate the contingent deferred sales charge based on the full amount of Chargeable Premiums.

•

If the contract has been continued under spousal continuation or is a contract that has been issued pursuant to an internal 1035 exchange of certain contracts, then all net premiums made before spousal continuation or the internal 1035 exchange will be treated as not subject to a contingent deferred sales charge and will be withdrawn first, followed by any premium payments made after spousal continuation.

Systematic Withdrawals. You may request a schedule of systematic withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective typically on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, contingent deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial information: Federal tax matters.

If we receive your surrender or withdrawal request in good order at our Customer Service Office before the end of a valuation date, then we will process your request based on accumulation unit values determined at the end of that valuation date. If we receive your surrender or withdrawal request in good order at our Customer Service Office at or after the end of a valuation date or on a day that is not a valuation date, then we will process your request based on accumulation unit values determined at the end of the next valuation date. We will send you your payment within seven days of receiving a request from you in good order at our Customer Service Office. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Inactive Contracts

We may cancel the contract and pay the owner the accumulation value in one sum, if, before the annuity commencement date:

•	no premium payments are made for 2 consecutive years;

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•	the accumulation value on or after the end of such 2 year period is less than $2,000;

•	the total amount of premium payments made, less any withdrawals, is less than $2,000; and

•

we notified you in writing that this contract is inactive and subject to termination and, 6 months after the date of such notice, you have not made any premium payments to bring either your total premium payments less withdrawals or your accumulation value to $2,000.

The proceeds paid to an owner may be subject to any applicable contract charges, contingent deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s annuity commencement date, the DIA commencement date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state.

States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated beneficiary(ies) current.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing. If you decide to purchase an optional Guaranteed Lifetime Withdrawal Benefit (GLWB) rider, you are not able to participate in the following dollar cost averaging programs. See Other contract features: Guaranteed lifetime withdrawal benefit (GLWB) rider for more information about the optional GLWB dollar cost averaging program.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We will give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Accumulation period: Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

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average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (including the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at our Customer Service Office at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 24 or 36 months. Your total accumulation value at the time generally must be at least $10,000. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option. Transfers may not continue beyond the Annuity Commencement Date.

Please note that dollar cost averaging from the fixed-rate option or into the fixed-rate option is not available at this time for contracts issued in conjunction with applications dated on or after December 7, 2009. GIAC may elect, in its sole discretion, to make this option available to these contracts in the future.

You can discontinue the dollar cost averaging program at any time. Assets remaining in the fixed-rate option are subject to the transfer restrictions noted above. See Accumulation period: Transfers.

Additionally, we offer enhanced dollar cost averaging programs (referred to as “Dollar Cost Averaging Plus”) if you elect to allocate your initial premium to a dollar cost averaging account for either the 6 or 12 transfer program at the time your contract is issued; premium payments received after your initial premium will not be included in the account for an enhanced dollar cost averaging program. The first transfer occurs on the issue date of the contract, and the remaining transfers occur on each monthly contract anniversary (or on the next Valuation Date if the monthly contract anniversary is not a Valuation Date) until the program’s conclusion. The last transfer consists only of the accumulated interest. Amounts allocated to the enhanced dollar cost averaging programs will be invested as follows:

•	For the 6 transfer program –

–	1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

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–	Thereafter, 1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested on the first day of each of the next 4 contract months in the contract owner’s elected allocation percentages.

–	On the fifth monthly contract anniversary, the interest accrued through that date will be invested.

•	For the 12 transfer program –

–	1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

–	Thereafter, 1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested in the contract owner’s elected allocation percentages on the calendar day of each of the next 10 months that corresponds to the contract issue date (or, if there is no corresponding date in a subsequent month, on the last day of that month).

–	On the eleventh monthly contract anniversary, the interest accrued through that date will be invested.

Enhanced dollar cost averaging programs will terminate on the earliest of: the Valuation Date we receive your request for termination in Good Order at our Customer Service Office; or the Annuity Commencement Date; or the date the basic contract is surrendered; or the date the elected number of transfers is complete. Please note: If an enhanced dollar cost averaging program terminates before all amounts have been transferred out of your dollar cost averaging account, then the remaining amount will be allocated to the investment options according to your allocation instructions in effect at that time for the basic contract.

Automated Alert Program

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) your accumulation value in a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria have been met.

When an Automated Alert meets the criteria you specified, we will send an e-mail notification to you at the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. We cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive the e-mail notification, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to accept premium payments or to process any request for a surrender, withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ACCUMULATION PERIOD	PROSPECTUS	39

GIAC reserves the right to discontinue or restrict the use of Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the Automated Alert programs. However, we reserve the right to limit the frequency of Automated Alerts or to impose a charge for Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings from the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in good order at our Customer Service Office. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable; or

•	the Securities and Exchange Commission by order so permits for the protection of security holders.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the annuity commencement date when your contract is converted to a stream of annuity payments. The date you choose cannot be earlier than the first contract anniversary (without GIAC’s prior consent) or later than the contract anniversary immediately following the annuitant’s 95th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

If your annuity commencement date is on or before the 22nd of the month, your annuity payments will be processed on the 22nd of the same month. If your Annuity Commencement Date is after the 22nd of the month, your annuity payments will be processed on the 22nd of the following month.

Once annuity payments begin, you may not change: the annuitant; the payout option; the guaranteed period under the chosen payout option; or the survivor percentage in either the fixed or variable joint and survivor annuity payment options. See Options V-3 and F-3 below.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and age of the annuitant at the birthday nearest the date annuity payments are to begin,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit

ANNUITY PERIOD	PROSPECTUS	41

value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments will not be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or on another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

PAYEE

Unless you request otherwise, the payee of any annuity payments will be the first among the following who is living at the time the payment is to be made:

•	any surviving owner or joint owner; if none, then

•	any surviving primary beneficiary; and, if none, then

•	any surviving contingent beneficiary.

If no payees are living and a guaranteed annuity payout period has not ended, then the present value of any remaining annuity payments will be paid to the estate of the last remaining payee.

ANNUITY PAYOUT OPTIONS

You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available under the contract; we will make annuity payments to you if the annuitant is living and the contract is in force on the Annuity Commencement Date. You can make your choice of annuity payout option at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

Before the annuity commencement date, the owner(s) may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

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Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

•	change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice that you elect to apply the above restrictions. Such notice must be received at our Customer Service Office, in good order and in a form satisfactory to us, before the annuity commencement date. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated. Any existing elections will be canceled in the event of a change of ownership or the addition of a new owner of a contract.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment can vary.

We make a variety of payout options available for you to choose from. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period for payments based on amounts in the variable investment options. (Payments based on amounts in any fixed-rate option that may be attached to your contract will be made monthly under Fixed-Rate Annuity Payout Option F-2, with a guaranteed period of 10 years. See Fixed-rate annuity payout options, below.) You may change to another option if you wish, provided you do so before we begin processing your first annuity payment.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3.5% or 5%, if allowed by applicable law or regulation, before we start making payments to you. Once an assumed investment return is chosen, it cannot be changed. If no choice is made, an effective annual interest rate of 3.5 % will be used as the assumed investment return. (In New York and Oregon, the 5% assumed investment return is not available.)

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

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•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the number of annuity units in the variable payout option while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

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OPTION V-4 – Variable Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive variable annuity payments under that annuity payout option.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments (unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office). If a withdrawal is requested, then we will liquidate annuity units in the amount necessary to meet the amount of the request. As a result, there will be fewer remaining annuity units, which (in turn) will lower the amount of money you receive in future income payments, and the value of your remaining future payments will decrease. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable contingent deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and each remaining monthly payment must be at least $20.

•	A full withdrawal would terminate the basic contract.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and contingent deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have

ANNUITY PERIOD	PROSPECTUS	45

begun may be reduced by a contingent deferred sales charge. The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the basic contract is not available for amounts withdrawn following the Annuity Commencement Date.

•	Option V-4 may have special tax consequences, including –

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts

46	PROSPECTUS	ANNUITY PERIOD

received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option V-4. Other rules may apply to withdrawals from qualified contracts that elect Option V-4.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed-Rate Annuity Payout Options are designated by the letter “F.” For fixed-rate annuity payment options, each $1,000 of accumulation value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the annuity commencement date applicable to the payout option elected; or (ii) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the payment in effect while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the

ANNUITY PERIOD	PROSPECTUS	47

annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 1.5%.

If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or (ii) apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive fixed annuity payments under that annuity payout option.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

OPTION F-5 – Payments for a Period Certain

We make fixed monthly payments for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us, which we guarantee will not be less than 1.5%. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

If the annuitant dies during the payment period, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received in good

48	PROSPECTUS	ANNUITY PERIOD

order at our Customer Service Office, the payee may elect to be paid the present value of the remaining annuity payments in a lump sum. The interest rate used to compute the present value of any remaining payments will be the same rate that was used to determine the first monthly annuity payment. If the payee dies while receiving such payments, we will pay the present value of the remaining payments to the payee’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the tax consequences of electing this annuity payout option.

Withdrawals under Options F-4 and F-5

Unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office, under Options F-4 and F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in any future payments. A surrender would terminate the basic contract. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable contingent deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and the each remaining monthly payment must be at least $20.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you (or the beneficiary in the event that you are no longer living) the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and contingent deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments under Option F-4 or F-5 may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first

ANNUITY PERIOD	PROSPECTUS	49

determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have begun may be reduced by a contingent deferred sales charge. The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the basic contract is not available for amounts withdrawn following the Annuity Commencement Date.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you

50	PROSPECTUS	ANNUITY PERIOD

should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Option F-4 or F-5.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3% or 1.5%, depending on what rate is required in your state.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information.

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OTHER CONTRACT FEATURES

DEATH BENEFITS

Death of an Owner before the Annuity Commencement Date

We will pay a death benefit upon receipt, in good order at our Customer Service Office, of due proof of the death of any owner before the annuity commencement date. If the owner is a non-natural owner, the death of the annuitant will be treated as the death of an owner for purposes of determining whether a death benefit is payable.

The death benefit is payable first to:

•	any surviving owner or joint owner, if none, then

•	any surviving primary beneficiary, if none, then,

•	any surviving contingent beneficiary, if none then

•	to the owner’s estate.

Unless otherwise provided, to receive the death benefit, the party above must be living on the earlier of:

•	the date we receive due proof of death in good order at our Customer Service Office; or

•	the 15th day after the date of death.

Calculation of Death Benefit. If we receive due proof of death in good order at our Customer Service Office before the end of a valuation date, we will calculate the death benefit based on the accumulation value determined at the end of that valuation date. If we receive due proof of death in good order at our Customer Service Office at or after the end of a valuation date (or on a day other than a valuation date), then we will calculate the death benefit based on the accumulation value determined at the end of the next valuation date. We will pay the death benefit to the appropriate beneficiary or beneficiaries (or surviving joint owner(s), if applicable) after we receive due proof of death in good order. We then will have no further obligation under the contract.

Amount of Death Benefit. The amount of the death benefit will be the greater of:

•	the accumulation value as of the end of the valuation date on which we receive due proof of death in good order, less any annuity taxes, or

•

the total amount of premiums paid, less any adjusted amount for each withdrawal and any contingent deferred sales charges thereon, and any annuity taxes. (The adjusted amount for each withdrawal is determined by: (i) dividing the amount of each withdrawal, including any applicable contingent deferred sales charge and any applicable annuity taxes, by the accumulation value immediately before that withdrawal; and (ii) multiplying that result by the death benefit immediately before the withdrawal.)

If the adjusted amount of the withdrawal is less than the dollar amount of that withdrawal, then the total amount of premiums paid will be

Death benefits

We will pay a death benefit upon receipt of due proof of death of any owner. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the special requirements outlined below.

52	PROSPECTUS	OTHER CONTRACT FEATURES

reduced by the dollar amount of the withdrawal instead of the adjusted amount for that withdrawal.

In the event of a change in the owner or an annuitant on whom a death benefit would be payable, the death benefit will be reset to the accumulation value as of the end of the valuation date on which the change in owner or annuitant becomes effective, less any applicable annuity taxes. Thereafter, the amount of the death benefit payable will be:

•	increased by the total amount of premiums paid following the valuation date on which the change in owner or annuitant becomes effective, minus

•

an adjusted amount for each withdrawal made following the valuation date on which the change in owner or annuitant becomes effective, including any contingent deferred sales charges paid thereon and any applicable annuity taxes.

Multiple Beneficiaries. If there is more than one beneficiary, each beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in good order from that beneficiary. Proceeds for those beneficiaries who have not provided settlement instructions in good order will remain in the contract and the value of such proceeds will fluctuate with the performance of the contract’s current investment allocation until we receive such instructions. Therefore, each beneficiary may receive a different amount, even when all beneficiaries have been designated to share the proceeds equally.

Distribution of Death Benefit Proceeds: We generally will pay the death benefit in a lump sum. A beneficiary (or surviving joint owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

Instead of a lump sum payment, the beneficiary or surviving joint owner, as the case may be, may elect to have the death benefit distributed over his or her life, or to one of the annuity payout options that contain a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive annuity payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract will be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. We must receive notification of the choice of alternative payout option at our Customer Service Office at least three business days before we pay out the death benefit proceeds and within one year of the date of death.

If, on the valuation date that we calculate the death benefit, we also receive settlement instructions for at least one beneficiary that includes a request for deferral of the payment of the death benefit proceeds or election of an annuity payout option, as described above, or we do not

OTHER CONTRACT FEATURES	PROSPECTUS	53

receive settlement instructions in good order from all beneficiaries, any death benefit amount exceeding the accumulation value will be credited to the contract. This crediting event will constitute satisfaction of our death benefit obligation under your contract, and we will have no further death benefit obligation under the contract. Any portion of the credited amount that is not distributed to the beneficiaries as death proceeds on such valuation date will be allocated among the variable investment options in accordance with the allocation instructions in effect at that time. Such amounts shall remain invested in the contract until paid out in accordance with settlement instructions from beneficiaries.

You may designate that a beneficiary is to receive the death benefit proceeds either through an annuity for life or over a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Customer Service Office in good order. Upon your death, the beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid.

Upon the death of any owner, ownership of the contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving owner or joint owner, if none then

•	any surviving primary beneficiary, if none then

•	any surviving contingent beneficiary, if none then

•	the owner’s estate.

Upon the death of an annuitant if the owner is a non-natural owner, the non-natural owner will retain ownership of this contract before the full distribution of the death benefit proceeds.

A non-spousal beneficiary (or any surviving joint owner) that is entitled to a death benefit has the right to elect another beneficiary to receive the death benefit proceeds in the event of his or her death before the full distribution of the proceeds.

Death of an Owner on or after the Annuity Commencement Date

If any owner dies on or after the annuity commencement date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the following rules:

•

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years

54	PROSPECTUS	OTHER CONTRACT FEATURES

of your death. These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest: is payable to, or for the benefit of, any new contract owner, and will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

•

If your spouse is the only primary beneficiary (or the sole surviving joint owner) when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the contract. For more information, see Spousal continuation below.

•	If a beneficiary is not a natural person, the beneficiary must elect that the entire death benefit be distributed with five years of your death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation only if: an owner dies before the annuity commencement date; the deceased owner’s spouse, under federal law, is the sole joint owner or the sole surviving primary beneficiary (or, in the case of joint owners, the surviving spouses are the only concurrent beneficiaries, or the surviving spouse is the designated beneficiary) on the date of such owner’s death. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

We must receive notice of election of spousal continuation by the 90th day after we receive due proof of death (of the owner) in good order at our Customer Service Office. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

If the contract is continued under spousal continuation and the death benefit proceeds that would have been paid upon an owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the accumulation value to the investment options under the contract in accordance with your allocation instructions at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected). If applicable, the surviving spouse will become the new owner and will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value as of the end of the valuation date we received, in good order at our Customer Service Office, due proof of death of the surviving spouse.

If the annuitant is changed under spousal continuation, then the annuity commencement date will be the new annuitant’s 95th birthday, unless an earlier date is otherwise elected by the owner. If the contract is

OTHER CONTRACT FEATURES	PROSPECTUS	55

surrendered or a withdrawal is made after spousal continuation, then all net premium payments made before spousal continuation will not be subject to a contingent deferred sales charge. All provisions of the contract with respect to contingent deferred sales charges will apply to the withdrawal or surrender of any Chargeable Premium payments made after spousal continuation.

ENHANCED DEATH BENEFIT RIDERS

When you buy your contract, you can choose to buy an enhanced death benefit rider, provided that the owner(s) is/are under age 76 on your contract issue date. If a death benefit is payable and an enhanced death benefit rider is in force, the beneficiary will receive the greater of either the death benefit described above or the enhanced death benefit. You should consult your tax adviser before selecting an enhanced death benefit rider. These riders may not be available in your state.

Highest Anniversary Value Death Benefit Rider

Under this rider, a death benefit is payable upon the death of any owner (or, in the event of a non-natural owner, the annuitant), and a surviving spouse that continues the basic contract in accordance with the spousal continuation provision, who is under age 76. This rider provides for an enhanced death benefit equal to the greater of:

•	the death benefit under the contract without any optional riders (i.e., the basic contract); or

•	the highest anniversary value enhanced death benefit, less any annuity taxes as of the end of the valuation date on which we receive due proof of death in good order.

We must receive proof of death in good order at our Customer Service Office before the annuity commencement date for a benefit to be earned.

On the contract issue date, the highest anniversary value death benefit (“HAVDB”) is the initial premium payment. The HAVDB will increase by the amount of any additional premium payments. On each annual contract anniversary up to and including the one immediately following the older owner’s 80th birthday (or the annuitant’s 80th birthday if there is a non-natural owner), the HAVDB will equal the greater of the current HAVDB or the accumulation value of the basic contract on that contract anniversary date. The HAVDB will decrease by an adjusted withdrawal amount whenever a withdrawal is made under the basic contract. The adjusted withdrawal amount is determined by dividing the amount of each withdrawal (including any applicable contingent deferred sales charges and annuity taxes) by the accumulation value immediately before that withdrawal, and then multiplying that result by the HAVDB immediately before the withdrawal. If the adjusted withdrawal amount is less than the dollar amount of the withdrawal, then the HAVDB will be reduced by the dollar amount of the withdrawal instead of the adjusted withdrawal amount. The HAVDB will be distributed in the same manner as the death benefit under the basic contract. We deduct a daily charge for this rider based on an annual rate of 0.40% of the net assets of your variable investment options.

56	PROSPECTUS	OTHER CONTRACT FEATURES

If there is a change of owner (or, if the owner is a non-natural person, a change in annuitant) under the terms of the basic contract, other than as a result of the exercise of a spousal continuation, then the HAVDB will be set to equal the accumulation value on the Valuation Date that the change in owner is effective. Any premium payments made and withdrawals taken after the effective date of this change will change the HAVDB in the manner described above.

If a surviving spouse elects to continue the basic contract under spousal continuation, and the HAVDB that would have been paid under the basic contract upon the owner’s death exceeds the accumulation value at that time of the owner’s death, then we will credit this difference to investment options in accordance with the current allocation instructions under the basic contract. If the HAVDB that would have been paid is less than the accumulation value at the time of the owner’s death, then we will increase the HAVDB to equal the accumulation value. Thereafter, we will calculate the HAVDB as described above.

This rider can only be elected at contract issue, and all owners under the contract must be under age 76. If the owner is a non-natural person, then the annuitant must be younger than age 76. To be eligible to continue the rider, a continuing spouse must be eligible to continue the basic contract under the spousal continuation provisions of the basic contract, see Spousal continuation above, and the continuing spouse must be younger than age 76 on the effective date of the spousal continuation.

This rider terminates on the earliest of the following:

•

the date that a death benefit is paid under this rider or under the basic contract upon proof of death in good order of the first owner, if the basic contract and this rider are not continued by an eligible spouse;

•

the date that a death benefit is paid under this rider or under the basic contract upon proof of death in good order of the surviving spouse who has continued the basic contract and this rider after the death of the first owner;

•	the date that the basic contract terminates;

•	the annuity commencement date; or

•	upon a change in ownership and the new owner is age 76 or older.

You may not reinstate this rider once it terminates.

The highest anniversary value death benefit rider is available only in states where it has been approved and where we are continuing to offer it. Please ask your sales agent or call our Customer Service Office for information about the availability of this enhanced death benefit rider in your state. Please note: You can elect the highest anniversary death benefit rider in conjunction with the earnings benefit rider available under the contract (except when this contract is available in New Jersey, where you must elect one or the other), but you cannot select this rider in combination with the guaranteed lifetime withdrawal benefit rider (see Guaranteed lifetime withdrawal benefit (GLWB) rider below).

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Earnings Benefit Rider

When you buy your contract, you can choose to buy an earnings benefit rider if you are under age 76. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options. You may not allocate any premium payments or transfer any accumulation value to the fixed-rate option if you have selected this rider.

When this rider is in force and before the annuity commencement date, any death benefit payable under the contract can be increased by an earnings benefit amount equal to a percentage (the “earnings benefit percentage”) of the excess, if any, of (i) the accumulation value of the basic contract on the date we receive, in good order at our Customer Service Office, due proof of death of the first owner to die, over (ii) adjusted premiums. (For purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any withdrawals and any applicable contingent deferred sales charges and annuity taxes. Each time you make a withdrawal, we will reduce the total amount of net premiums in the lesser of the same proportion that the accumulation value of the basic contract is reduced on the date of the withdrawal or the dollar amount of the withdrawal. The proportion is determined by dividing (i) the dollar amount withdrawn plus any applicable contingent deferred sales charges and annuity taxes by (ii) the accumulation value immediately before the withdrawal.

Currently, if the older owner is 69 or younger when we issue the contract, then the earnings benefit will be 40% of earnings (i.e., the accumulation value minus the adjusted premiums) at the time of that owner’s death; and if the older owner is between the ages of 70 and 75 when we issue the contract, then the earnings benefit will be 25% of earnings upon that owner’s death. Please note: The amount of the earnings benefit will never exceed the earnings benefit percentage set forth in your contract multiplied by the adjusted premiums.

Spousal Continuation.

Your spouse may continue a contract with the earnings benefit rider upon your death only if:

•	your spouse is the joint owner or sole primary beneficiary of the contract;

•	your surviving spouse chooses to continue the contract and become the annuitant and owner; and

•	your surviving spouse has not reached age 76 at the time the contract is continued.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Consult a tax adviser.

If your spouse elects to continue this rider upon your death, then the accumulation value of the contract will be equal to: (i) the death benefit then payable under the basic contract and under any applicable riders, other than the earnings benefit rider, that offer enhanced death benefits,

58	PROSPECTUS	OTHER CONTRACT FEATURES

plus (ii) any benefit payable under the earnings benefit rider on the date of death of the first owner to die. The amount of any earnings benefit will be credited in accordance with the allocation instructions in effect at that time. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the Earnings Benefit Rider and/or the Highest Anniversary Death Benefit Rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

If your surviving spouse elects to continue the contract and this rider is in effect, then any death benefit under the basic contract payable upon the death of the surviving spouse before the annuity commencement date will be increased by the earnings benefit on the surviving spouse’s date of death. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating:

(A)	The amount of adjusted premiums as of your surviving spouse’s death – This amount is the accumulation value at the time your spouse continued the contract, adjusted by (i) adding any net premiums contributed to the contract after your death (i.e., after spousal continuation) and (ii) proportional reductions for withdrawals (as explained below) taken from the contract after your death.

and

(B)	The accumulation value as of the death of your surviving spouse, minus (A), the amount described immediately above.

Currently, if your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the result of (B) above; and if your spouse is between ages 70 and 75 upon your death, the beneficiaries will receive 25% of the result of (B).

In summary, if your surviving spouse dies before the annuity commencement date, we will calculate whether a second earnings benefit is payable based on a percentage (the “spousal earnings benefit percentage”) of earnings from the time of your death until your spouse’s death (i.e., the amount described in (B) above). Please note: The earnings benefit payable upon the death of your surviving spouse may not exceed the spousal earnings benefit percentage set forth in your contract multiplied by the amount of adjusted premiums as of the death of your surviving spouse (as explained in (A) above).

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries defer payment of proceeds. However, the beneficiaries may not continue the rider.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the basic contract terminates;

OTHER CONTRACT FEATURES	PROSPECTUS	59

•	the annuity commencement date;

•	the date a death benefit is paid under this rider and the basic contract is not continued under spousal continuation;

•	the date a death benefit is paid under this rider and the basic contract is continued under spousal continuation and the spouse is older than 75 on the date that the basic contract is continued;

•	the date a death benefit is paid under this rider upon the death of a spouse who continued the basic contract under spousal continuation;

•

the date an owner (or annuitant, if there is a non-natural owner) is changed after the effective date of the rider, unless the change is the result of a surviving spouse’s decision to continue the basic contract and this rider. GIAC may elect, in its sole discretion, not to enforce its right to terminate the rider in this instance.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

Important Information about the Earnings Benefit Rider:

•

You will receive the earnings benefit only if there is investment growth (or “earnings”) in your accumulation value at the time of the owner’s death; otherwise we will not pay any earnings benefit under the rider.

•

Withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the owner’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

Federal tax law may require you to take distributions before death under qualified contracts other than Roth IRAs, reducing or eliminating the benefit otherwise provided by the Earnings Benefit Rider. Consult a tax adviser before purchasing the Earnings Benefit Rider with a qualified contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, unless such change is the result of a surviving spouse’s continuation of the contract and this rider, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal tax matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

•

You can select this rider in combination with the Highest Anniversary Value Death Benefit Rider (except in New Jersey, where you must elect one or the other), but you cannot select this rider if you select the Guaranteed Lifetime Withdrawal Benefit Rider.

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•	While this rider is in effect, you may not allocate premium payments or transfer any of your accumulation value to the fixed-rate option.

The Earnings Benefit Rider is not available in the states of New York and Washington.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more unless GIAC agrees otherwise. You can choose one of the following options of this rider:

Single Options

Guardian Target 250:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Single life with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Single life with step-ups only

Spousal Options

Guardian Target 250:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Spousal with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

Please note:

If you have purchased this contract with any of the GLWB rider options and in conjunction with an application dated prior to September 28, 2012, please see Appendix B for information about your GLWB rider option. The Guardian Target 300 option is no longer available for new sales of this contract.

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45

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years old or older unless GIAC agrees otherwise. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $6,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. If the contract owner is a natural person, then the primary covered person must be the contract owner. The secondary covered person is the primary covered person’s legally married spouse or the partner of the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death and the rider remains in effect. The initial GWA is determined on the earlier of the date of the first withdrawal, the date the rider enters the settlement phase or the annuity commencement date. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. Please consult your tax adviser before purchasing a GLWB rider if you are in a civil union or same sex marriage.

62	PROSPECTUS	OTHER CONTRACT FEATURES

multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the basic contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the basic contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the basic contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the accumulation value of the basic contract, pursuant to an owner request, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the basic contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the basic contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions as described below) will

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reduce the GWB on a greater than dollar-for-dollar basis, as described below.

If you have selected the Guardian Target 250 version of this rider, we will not accept premium payments that exceed $2 million, in the aggregate, in the first contract year. On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The current rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 250	1.30% of the adjusted GWB
Guardian Target 200	1.15% of the adjusted GWB
Guardian Target Future	1.05% of the adjusted GWB
Guardian Target Now	0.95% of the adjusted GWB

Spousal Options

Guardian Target 250	1.55% of the adjusted GWB
Guardian Target 200	1.40% of the adjusted GWB
Guardian Target Future	1.30% of the adjusted GWB
Guardian Target Now	1.05% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 250, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA

64	PROSPECTUS	OTHER CONTRACT FEATURES

is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 250, Guardian Target 200 and Guardian Target Future and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $6,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $5,000.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000–$8,000 equals $67,000
GWB	$125,000

•The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

•Thus, the new GWB equals the lesser of $75,000–$8,000 ($67,000) or $125,000–$8,000 ($117,000).

•The new GWB equals $67,000.

GWA	$6,250	•The new GWA is the GWB immediately after the withdrawal times 4%.* •The new GWA is equal to $67,000 x 4% ($2,680). •The new GWA equals $2,680.

*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 68 below.

OTHER CONTRACT FEATURES	PROSPECTUS	65

On each quarterly contract anniversary prior to the older covered person’s 90th birthday, a step-up will occur if the basic contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). The contractowner will not receive advance notice of an increase in the dollar amount of a rider fee due to step-ups and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 250, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 250 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (10th and 15th contract anniversaries for the Guardian Target 250 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

66	PROSPECTUS	OTHER CONTRACT FEATURES

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•

the cumulative guarantee percentage (200% and 250% for the Guardian Target 250 and 200% for the Guardian Target 200) multiplied by the total of all premiums received at our customer service center during the first 90 days of the basic contract beginning with and including the issue date of the basic contract; plus

•	any premium payments received on or after the first 90 days of the basic contract.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $3,210 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greater of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $3,210 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $3,210 or $96,790.	N/A	The GWB is $107,000 minus $3,210 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 3%* or $3,210.
Second contract anniversary	$96,790	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $103,790 since there is no applicable annual minimum guarantee amount.	The GWA remains $3,210 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$96,790	The annual minimum guarantee amount is $103,790 + ($96,790 x 7%) or $109,420.40.	The GWB is the greater of $103,790 or $110,565.30. The new GWB is $110,565.30.	The GWA equals the greater of $3,210 or $110,565.30 x 3%* ($3,316.95). Thus, the new GWA equals $3,316.95.

*	This 3% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 68 below.

OTHER CONTRACT FEATURES	PROSPECTUS	67

GIAC requires that certain withdrawals under this rider require you to return to us a properly executed withdrawal form, which we will provide to you upon your request. If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 401(k) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal, or the date the rider enters the settlement phase (described below), or the annuity commencement date. The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal or upon entering settlement phase	Applicable lifetime withdrawal percentage
59 & under	Single: 2.5% Spousal: 2.0%
60 – 64	Single: 3.5% Spousal: 3.0%
65 – 79	Single: 4.5% Spousal: 4.0%
80+	Single: 5.5% Spousal: 5.0%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

68	PROSPECTUS	OTHER CONTRACT FEATURES

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the appropriate Code and Treasury Regulations as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the optional death benefits that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the basic contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

You may only elect an optional death benefit under this rider as of the issue date of the contract. You may not add, change or terminate an optional death benefit under this rider after the issue date of the contract. The optional death benefits are the GLWB Step-Up Death Benefit and the GLWB Return of Premium Death Benefit. You may only choose one of these death benefits. Only one of these death benefit options may be available in your state.

Please check with your registered representative or call 1-800-221-3253 to confirm which GLWB death benefit option is available in your state.

If you select the GLWB Step-Up Death Benefit, the initial GLWB Step-Up Death Benefit is equal to your initial premium. Each time an additional premium payment is received at our Customer Service Office, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any step-up date is greater than the then current GLWB Step-Up Death Benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on the step-up date. (In New York, the step-up date for this GLWB Step-Up Death Benefit is your annual contract

OTHER CONTRACT FEATURES	PROSPECTUS	69

anniversary.) The date a spousal continuation is exercised under the spousal continuation provision of the basic contract will also be considered a step-up date for the purpose of calculating the GLWB Step-Up Death Benefit, if this rider continues in force on the continued contract.

A withdrawal will reduce the GLWB Step-Up Death Benefit by the amount of the withdrawal unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current GLWB Step-Up Death Benefit reduced by the amount of the withdrawal.

In no event will the Step-up Death Benefit be less than zero.

If you elect the GLWB Step-Up Death Benefit, your current rider fee percentage will increase by 0.50% annually. Thus, the total cost of your GLWB rider fee percentage, if you choose the GLWB Step-Up Death Benefit, will vary depending on the option you have chosen, as follows:

Guardian Target 250
(single)	1.80%
(spousal)	2.05%
Guardian Target 200
(single)	1.65%
(spousal)	1.90%
Guardian Target Future
(single)	1.55%
(spousal)	1.80%
Guardian Target Now
(single)	1.45%
(spousal)	1.55%

The GLWB Step-Up Death Benefit is not available with the Guardian Target 250 GLWB rider option in New York.

If you select the GLWB Return of Premium Death Benefit, a death benefit will be payable if the date of death of the last surviving covered person occurs on or after the first contract anniversary and all applicable terms and conditions described in this optional death benefits section are met. The initial GLWB Return of Premium Death Benefit is equal to the initial premium. Each time an additional premium payment is received at our Customer Service Office, the death benefit will increase by the amount of that additional premium payment.

A withdrawal will not reduce the GLWB Return of Premium Death Benefit unless the sum of that withdrawal added to all prior withdrawals in a given contract year exceeds the current GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section, as described above. In that case, the death benefit will be the lesser of:

70	PROSPECTUS	OTHER CONTRACT FEATURES

•	the GWB immediately after the withdrawal; or

•	the GLWB Return of Premium Death Benefit immediately prior to the withdrawal reduced by the amount of that withdrawal, even if that withdrawal included a portion of your GWA.

In no event will the GLWB Return of Premium Death Benefit be less than zero.

If you elect the GLWB Return of Premium Death Benefit, your current rider fee percentage will increase by 0.60% annually. Thus, the total cost of your GLWB rider fee percentage, if you choose the GLWB Return of Premium Death Benefit, will vary depending on the option you have chosen, as follows:

Guardian Target 250
(single)	1.90%
(spousal)	2.15%
Guardian Target 200
(single)	1.75%
(spousal)	2.00%
Guardian Target Future
(single)	1.65%
(spousal)	1.90%

The GLWB Return of Premium Death Benefit is not available in New York or if you select the Guardian Target Now GLWB rider. Also, if you purchase a qualified contract this death benefit is only available if all covered persons are age 65 or younger at the time the contract is issued, unless otherwise agreed to by GIAC.

No additional death benefit will be provided under either optional death benefit if the basic contract death benefit is greater.

OTHER CONTRACT FEATURES	PROSPECTUS	71

The following chart can help you compare the key features of the two optional death benefits and can help you decide if one of them is appropriate for you:

GLWB Death Benefit Option	Death Benefit Option Fee Percentage	General Description	Death Benefit Option Availability	Considerations for Potential Contractowners
GLWB Step-Up Death Benefit	0.50%	•Death benefit increases in the amount of any step-ups •Does not increase in the amount of annual minimum guarantees or cumulative guarantees	•Available for both qualified and non-qualified contracts •Not available in New York with the Guardian Target 250 GLWB option

•Contractowner believes that upside market performance increasing the accumulation value and guaranteed withdrawal balance will outpace withdrawals under the rider

•Contractowner wants an optional death benefit and purchases a qualified contract or any GLWB option for which the GLWB Return of Premium Death Benefit may not be elected

GLWB Return of Premium Death Benefit	•0.60%	•Guarantees a death benefit equal to premiums paid •The death benefit is not reduced for withdrawals under the GLWB rider unless they are excess withdrawals

•Not available in New York or with Guardian Target Now GLWB option

•Available for any non-qualified contract; available for qualified contracts if all covered persons are age 65 or younger at the time the contract is issued

•Contractowner is less confident in the upside performance of the contract’s underlying variable investment options

•Contractowner prefers to guarantee against loss of principal investment for his/her beneficiaries rather than capitalize on potential upside in market performance

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of the initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

72	PROSPECTUS	OTHER CONTRACT FEATURES

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the basic contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly, for qualified contracts we intend to apply the annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of the primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date, or if no withdrawal has been made on or prior to the annuity

OTHER CONTRACT FEATURES	PROSPECTUS	73

commencement date, the GWA that would have been in effect on the annuity commencement date if a withdrawal had been made on such date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date, or if no withdrawal has been made on or prior to the annuity commencement date, the GWA that would have been in effect on the annuity commencement date if a withdrawal had been made on such date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Aggressive 80/20 Model	Moderate 60/40 Model	Conservative 40/60 Model
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Pioneer Disciplined Value VCT Portfolio	7%	5%	4%
BlackRock Capital Appreciation V.I. Fund	7%	5%	4%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
Oppenheimer Main Street Small-Cap Fund/VA	5%	4%	2%
Columbia Variable Portfolio-Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
Columbia Variable Portfolio-Seligman Global Technology Fund	2%	2%	0%
MFS Utilities Series	2%	2%	0%

74	PROSPECTUS	OTHER CONTRACT FEATURES

	Aggressive 80/20 Model	Moderate 60/40 Model	Conservative 40/60 Model
International/Global
Wells Fargo Advantage VT International Equity Fund	9%	5%	5%
Invesco V.I. International Growth Fund	2%	2%	0%

Fixed Income
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%
Oppenheimer Global Strategic Income Fund/VA	3%	6%	8%
MFS® Research Bond Series	2%	4%	7%

Invesco/PIMCO Growth Model
Invesco V.I. Core Equity Fund	20%
Invesco V.I. International Growth Fund	9%
Invesco V.I. Mid Cap Core Equity Fund	6%
Invesco V.I. Small Cap Equity Fund	7%
Invesco V.I. American Value Fund	6%
Invesco V.I. Comstock Fund	22%
PIMCO Total Return Portfolio	30%

We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis. Currently, rebalancing takes place on the first Friday in the second month of each calendar quarter.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

While this rider is in effect, GIAC reserves the right to:

•	Restrict the contract owner’s ability to allocate all or a portion of a premium payment to an allocation option and/or limit transfers between allocation options;

•	Specify minimum and maximum percentages of accumulation value that the contract owner may have allocated to any allocation option and/or group of allocation options;

OTHER CONTRACT FEATURES	PROSPECTUS	75

•

Require that all or a portion of premium payment(s) and/or accumulation value be allocated in accordance with an allocation model chosen by the contract owner from among one or more specified allocation models (consisting of allocation options in pre-set allocation percentages);

•

Require that certain allocation options be chosen for the allocation of premium payment(s) and/or transfer of accumulation value only if the contract owner also allocates (or has allocated) premium payments and/or accumulation value in certain other specified allocation options;

•

Add, close, eliminate or substitute the allocation options that comprise each allocation model only if an underlying fund that comprises part of an allocation model becomes unavailable under this contract (e.g., closure of the fund to new investments, liquidation or merger of the fund);

•	Add allocation models as eligible investment options under the rider that will be available to contract owners if they choose to utilize them;

•	Restrict transfers between allocation models; and

•	Require periodic rebalancing of accumulation value in accordance with the allocation model allocation percentages.

Premium payments and transfer requests must comply with any restrictions imposed by GIAC in accordance with the preceding paragraph. GIAC will reject any request that does not comply with such restrictions. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

If you elect to purchase the GLWB rider, you may wish to take advantage of the optional GLWB dollar cost averaging program. You must elect this program when you buy your contract. This program lasts for a three month period beginning on the issue date of the contract. All premium payments received while this GLWB dollar cost averaging program is in effect will be initially allocated into the GLWB DCA Account. In the GLWB DCA Account, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of at least 1%. The value of your net premiums invested in the GLWB DCA Account does not vary with the investment experience of any variable investment option. The money that you put into the GLWB DCA Account becomes part of GIAC’s general assets. At times, we may choose to pay interest at a rate higher than the minimum annual rate, but we are not obliged to do so. Higher rates on the GLWB DCA Account are determined at our discretion, and we can change them prospectively without notice.

Additional premium payments received after the issue date of your contract will not extend the term of the program. The first transfer occurs on the first monthly contract anniversary. At that time, one-third of the contract accumulation value in the GLWB DCA Account will be

76	PROSPECTUS	OTHER CONTRACT FEATURES

transferred to the GLWB allocation model that is in effect at the time of the transfer. On the second monthly contract anniversary, one-half of the accumulation value in the GLWB DCA Account will be transferred to the allocation model that is in effect at the time of the transfer. On the third monthly contract anniversary, the remaining accumulation value in the GLWB DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. If one or more of the monthly contract anniversary dates is not a Valuation Date, the transfer will occur on the next Valuation Date. If you terminate the GLWB dollar cost averaging program during the time it is in effect, the remaining accumulation value in the GLWB DCA Account will be transferred to the GLWB allocation model that is in effect at the time of the transfer. Premium payments received after this program ends will be invested into the GLWB allocation model in effect when the premium payment is received.

Dollar cost averaging may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses. There is no fee for this dollar cost averaging program. This GLWB dollar cost averaging program may not be available in your state. Transfers under this program do not count against any free transfers permitted under your contract. We have the right to modify or discontinue this GLWB dollar cost averaging program at any time for contractowners who are not currently participating in the program. If you are already participating in the GLWB dollar cost averaging program at the time we modify or discontinue it for future contractowners, you will not be affected by this modification or discontinuance.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Highest Anniversary Value Death Benefit and/or the Earnings Benefit riders, you cannot select the GLWB rider. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	77

FINANCIAL INFORMATION

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in a variable investment option by the value of units in that variable investment option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine your accumulation value in the variable investment options, we multiply the number of accumulation units in each variable investment option by the current unit value for that option. The current unit value for each variable investment option is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

78	PROSPECTUS	FINANCIAL INFORMATION

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	highest anniversary value death benefit rider expense

•	earnings benefit rider expense

•	guaranteed lifetime withdrawal benefit rider expense

•	contingent deferred sales charge

•	withdrawal charge

•	annuity taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risk, you will pay a daily charge based on an annual rate of 1.10% of your accumulation value in the variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expense

You will also pay a daily charge based on an annual rate of 0.20% of your accumulation value in the variable investment options to compensate us for processing and administrative expenses incurred in connection with the contract and the Separate Account.

Contract fee

We deduct a yearly fee of $35 (lower where required by state law) on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract on a day other than a contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value of your contract plus the accumulation value of any other Guardian Investor Variable Annuity L Series and Guardian Investor Variable Annuity B Series contracts you own individually or jointly totals $100,000 or more on the anniversary date of your contract.

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In addition, the following charges may apply:

Contingent deferred sales charge

If you make a withdrawal from your accumulation value or surrender your contract, then you may pay a contingent deferred sales charge on any amount that was paid into your contract during the previous seven years. This charge compensates us for expenses related to the sale of contracts.

For withdrawals, you may instruct us to deduct any applicable contingent deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a contingent deferred sales charge on the amount deducted from the remaining value.

When we calculate the contingent deferred sales charge, all amounts deducted are deemed to be withdrawn on a first-in, first-out basis. (Contingent deferred sales charges are listed in the table to the right.)

Each contract year, you can make a withdrawal from the contract without paying a contingent deferred sales charge at the time of the withdrawal, however, of a Free Withdrawal Amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot be taken as a Free Withdrawal Amount in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Also, all premium payments made before spousal continuation or at the time a contract is issued pursuant to an internal 1035 exchange of certain contracts will not be subject to a contingent deferred sales charge. See Spousal continuation.

We do not impose contingent deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

Contingent deferred sales

charges

Number of full years completed since premium payment was made	Contingent deferred sales charge (%)
0	8
1	8
2	7
3	6
4	5
5	4
6	3
7+	0

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•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisors that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.40% of your accumulation value in the variable investment options.

Earnings benefit rider expense

If you choose the earnings benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your accumulation value in the variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed lifetime withdrawal benefit rider expense

If you choose the guaranteed lifetime withdrawal benefit rider and it is in effect, then we will assess an annual charge on each contract anniversary of a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. We will not deduct this charge after the payment of any death benefit or after we have begun to make annuity payments under the contract. The current annual guaranteed lifetime withdrawal benefit charge percentage ranges from 0.95% to 2.15%, depending on the option you choose. We have the right to change the current charge percentage, but it will never exceed 4.10%. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100, or Payments for a Period Certain as an annuity payout option and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of the premium payments made.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or when your accumulation value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

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Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Employer-

sponsored or

independent?

If you invest in a variable annuity as part of an individual retirement annuity, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

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Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., GLWB rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59  1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. The IRS has concluded that a withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the

FINANCIAL INFORMATION	PROSPECTUS	83

tax consequences to you of a withdrawal under Options V-4, F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Options V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payment made under an election of Options V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization – Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

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Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

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Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

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•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Options V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payments made under an election of Options V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If

FINANCIAL INFORMATION	PROSPECTUS	87

your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Options V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

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For 2013, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

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Possible tax law changes

Although the likelihood of legislative or regulatory change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.

We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have affected the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as contingent deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

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Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.guardianannuities.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies. However, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request at our Customer Service Office. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

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Free-look period

During the 10 to 30 day period (the period varies depending on the state where you live) after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Fund’s shareholder meeting. However, to the extent we are required to by law, we will vote all Fund shares attributable to contracts by following instructions we receive from you and other contract owners with voting interests in the Funds. We will vote those shares for which we do not receive voting instructions in the same proportion as the shares for which we have received instructions. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We will solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

To cancel your contract, we must receive both the contract and your cancellation notice in good order at our Customer Service Office. You can forward these documents to GIAC’s Customer Service Office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we will refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the greater of total premiums you paid for the contract or the accumulation value of your contract instead.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	93

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the annuity contracts will be up to 8% on all premium payments made in the first contract year. A commission of up to 1% per annum of the accumulation value of the contract may be paid quarterly beginning in the second contract year. If the owner is age 81 or older on the contract’s issue date, a commission of up to 3.5% on all premium payments will be paid in the first contract year and a commission of up to 0.50% may be paid quarterly beginning in the second contract year. Trail commissions of up to 0.25% per annum may continue to be paid on variable annuity payouts after the annuity commencement date, if the owner is younger than 81 years old at the time the contract is issued.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

94	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the contracts.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

No specific charge is assessed directly to contract owners or the Separate Account to cover commissions or other forms compensation described above. We do intend to recoup commissions and other sales expenses and incentives that we pay, however, through fees and charges deducted under the policy and other corporate revenue.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	95

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before annuity payments begin. Each variable investment option will have its own accumulation units.

Accumulation value

The sum of the values attributable to the variable investment options and the fixed-rate option that are credited to a contract.

Annuitant

The person on whose life the annuity payments payable under the contract are based.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Basic contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner.

Chargeable premium

Each net premium that is subject to a Contingent Deferred Sales Charge, less the amount of any withdrawals attributable to that premium on which we assessed a Contingent Deferred Sales Charge.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. The owner’s right to name a contingent annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A contingent annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural owner.

Contingent beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should all primary beneficiaries predecease such owner.

Customer service office

The Guardian Insurance & Annuity Company, Inc., Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. Our street address is 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Our telephone number is 1-800-221-3253.

Due proof of death in good order

A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Customer Service Office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Monthly contract anniversary

The same date of each calendar month as the issue date of the basic contract, or the last day of a calendar month, if earlier.

Net premium

A premium paid by the owner to us in accordance with the provisions of the contract, less any applicable annuity taxes.

Owner (contract owner)

You (or your); the person(s) or entity designated as the owner in the contract.

96	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	97

OTHER INFORMATION

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

98	PROSPECTUS	OTHER INFORMATION

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2012. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R, which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004, although this contract was not available for sale until January 2009. All accumulation values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of next year.

Number of accumulation units outstanding at the end of the indicated period:

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
RS Large Cap Alpha VIP Series	2012	11,918,005	70,707	1,964	24,519
	2011	9,233,474	63,651	1,964	18,608
	2010	5,522,294	67,494	1,965	11,310
	2009	2,961,307	41,964	—	—
RS S&P 500 Index VIP Series	2012	637,050	5,945	—	54,842
	2011	41,667	3,431	—	66,494
	2010	20,565	3,047	—	8,762
	2009	9,668	606	—	—
RS High Yield VIP Series	2012	61,340	4,941	—	14,171
	2011	54,164	9,630	—	10,612
	2010	35,372	9,745	—	8,033
	2009	7,245	5,692	—	—
RS Low Duration Bond VIP Series	2012	9,316,028	11,226	371	40,564
	2011	6,535,746	11,191	371	34,060
	2010	3,761,548	11,374	371	30,499
	2009	1,526,261	3,069	—	—
RS Partners VIP Series	2012	—	—	—	—
	2011	15,101	13,159	—	71,026
	2010	5,627	4,844	—	2,019
	2009	2	393	—	—
RS Small Cap Growth Equity VIP Series	2012	20,537	18,973	—	36,823
	2011	16,243	7,056	—	6,890
	2010	13,906	6,461	—	1,220
	2009	4,367	4,441	—	—
RS International Growth VIP Series	2012	18,136	4,622	—	7,687
	2011	12,491	4,842	—	4,727
	2010	21,958	5,590	—	1,923
	2009	4,757	3,774	—	—
RS Emerging Markets VIP Series	2012	63,552	18,956	632	111,946
	2011	60,278	15,889	632	59,150
	2010	49,995	17,067	632	6,253
	2009	15,646	10,154	—	—
RS Investment Quality Bond VIP Series	2012	11,998,581	24,798	582	34,011
	2011	8,673,336	26,750	582	27,849
	2010	5,138,614	28,769	582	36,503
	2009	2,202,619	6,948	—	—
RS Global Natural Resources VIP Series	2012	—	—	—	—
	2011	40,313	8,618	—	18,506
	2010	26,038	9,818	—	1,537
	2009	5,326	4,778	—	—

APPENDIX	PROSPECTUS	99

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
RS Money Market VIP Series	2012	459,446	32,765	—	87,711
	2011	1,470,845	14,867	—	446
	2010	305,502	26,527	—	3,315
	2009	55,973	33,371	—	—
Value Line Strategic Asset Management Trust	2012	23,761	—	—	3,795
	2011	21,509	—	—	484
	2010	11,466	—	—	—
	2009	2,250	—	—	—
Invesco V.I. Global Real Estate Fund Series II	2012	13,998	2,412	—	6,589
	2011	9,415	2,102	—	3,415
	2010	7,283	2,077	—	2,605
	2009	903	1,847	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	813,486	2,032	—	2,394
	2011	275,440	1,297	—	2,390
	2010	2,158	1,403	—	—
	2009	1,973	875	—	—
Invesco V.I. Core Equity Fund Series II	2012	2,544,010	247	—	2,696
	2011	902,350	248	—	1,237
	2010	4,305	248	—	—
	2009	11	275	—	—
Invesco V.I. International Growth Fund Series II	2012	3,808,568	441	—	1,592
	2011	1,472,707	—	—	1,022
Invesco V.I. Small Cap Equity Fund Series II	2012	1,498,911	—	—	3,600
	2011	530,888	—	—	691
Invesco Van Kampen V.I. Comstock Fund Series II	2012	4,349,361	—	—	1,792
	2011	1,640,515	—	—	1,793
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	2012	598,637	66	—	1,064
	2011	234,812	67	—	467
	2010	1,231	1,881	—	—
	2009	257	67	—	—
Alger Capital Appreciation Portfolio Class S	2012	14,840	7,209	—	8,424
	2011	8,430	8,184	—	3,969
	2010	2,250	9,255	—	—
	2009	821	9,454	—	—
AllianceBernstein VPS International Value Portfolio Class B	2012	1,542,388	6,581	254	1,883
	2011	1,464,929	6,624	254	1,400
	2010	989,459	4,807	254	198
	2009	408,092	1,633	—	—
BlackRock Capital Appreciation V.I. Fund Class III	2012	6,132,241	—	—	6,850
	2011	2,593,960	—	—	555
BlackRock Global Allocation V.I. Fund Class III	2012	57,443	6,903	—	14,817
	2011	39,583	9,454	—	13,794
	2010	24,832	4,221	—	—
	2009	3,442	109	—	—
BlackRock Large Cap Core V.I. Fund Class III	2012	9,501,243	15,323	985	12,131
	2011	6,696,008	15,355	985	7,978
	2010	3,515,241	11,998	985	1,566
	2009	1,094,479	3,532	—	—
BlackRock Large Cap Value V.I. Fund Class III	2012	21,609	5,870	—	4,920
	2011	15,003	5,870	—	9,821
	2010	7,737	5,870	—	—
	2009	3,876	14	—	—
Columbia Variable Portfolio – Asset Allocation Fund Class 2	2012	12,129	—	—	209
	2011	8,097	—	—	91
	2010	5,586	—	—	—
	2009	1,298	—	—	—

100	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Columbia Variable Portfolio – Small Cap Value Fund Class 2	2012	2,301,492	8,061	171	3,614
	2011	1,646,397	7,723	171	1,655
	2010	952,848	7,331	171	14
	2009	455,418	5,528	—	—
Columbia Variable Portfolio – Small Company Growth Fund Class 2	2012	4,626	99	—	2,277
	2011	6,435	92	—	2,221
	2010	3,256	3,125	—	—
	2009	357	83	—	—
Columbia Variable Portfolio – Marsico 21st Century Fund Class 2	2012	2,166	3,690	—	—
	2011	1,844	3,690	—	—
	2010	1,824	6,312	—	—
	2009	1,088	3,245	—	—
Columbia Variable Portfolio – Marsico Growth Fund Class 2	2012	4,984	1,269	—	1,341
	2011	4,726	1,042	—	—
	2010	1,489	1,037	—	—
	2009	804	989	—	—
Columbia Variable Portfolio – Seligman Global Technology Fund Class 2	2012	1,959,538	11,174	161	9,494
	2011	1,321,319	9,292	161	9,253
	2010	745,825	9,794	161	5,880
	2009	342,948	7,355	—	—
Davis Financial Portofolio	2012	13,938	502	—	2,255
	2011	11,523	401	—	—
	2010	6,296	291	—	—
	2009	4,274	121	—	—
Wells Fargo Advantage VT International Equity Fund Class 2	2012	9,374,712	15,437	789	8,614
	2011	6,305,069	13,682	789	8,290
	2010	3,102,133	14,112	789	1,269
	2009	1,448,825	8,092	—	—
Wells Fargo Advantage VT Small Cap Value Fund Class 2	2012	3,239	1,355	—	160
	2011	1,430	833	—	161
	2010	935	900	—	56
	2009	788	801	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2012	8,158,816	82,199	861	97,436
	2011	5,984,225	73,365	861	41,473
	2010	3,186,820	73,759	861	13,918
	2009	1,201,482	50,698	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	62,909	8,333	1,146	21,414
	2011	40,921	8,894	1,147	3,013
	2010	12,507	9,894	1,147	507
	2009	7,949	82	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	5,210,764	85,597	1,421	163,535
	2011	3,637,480	76,693	1,422	93,373
	2010	1,939,585	76,839	1,422	18,935
	2009	988,908	55,686	—	—
Fidelity VIP Overseas Portfolio Service Class 2	2012	5,634	495	—	672
	2011	4,021	553	—	—
	2010	2,339	344	—	—
	2009	551	—	—	—
Templeton Global Bond Securities Fund Class 2	2012	228,232	20,973	—	62,626
	2011	190,920	23,518	—	49,387
	2010	90,608	18,636	—	13,006
	2009	21,726	10,999	—	—
Templeton Growth Securities Fund Class 2	2012	17,672	13,389	—	4,586
	2011	14,156	7,083	—	4,494
	2010	9,324	7,543	—	2,990
	2009	190	4,856	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Franklin Income Securities Fund Class 2	2012	107,014	21,036	—	36,778
	2011	83,914	22,312	—	28,843
	2010	39,646	26,610	—	4,328
	2009	10,668	20,096	—	—
Mutual Shares Securities Fund Class 2	2012	44,665	20,630	—	69,715
	2011	41,571	17,188	—	41,786
	2010	23,745	16,644	—	1,061
	2009	8,216	12,350	—	—
Franklin U.S. Government Fund Class 2	2012	10,167,848	14,509	379	15,247
	2011	7,109,039	14,273	379	9,989
	2010	4,178,650	14,220	379	540
	2009	1,738,071	4,121	—	—
Franklin Small Cap Value Securities Fund Class 2	2012	1,805,667	9,405	1,092	9,005
	2011	1,357,419	7,379	1,092	7,924
	2010	792,822	7,461	1,092	4,856
	2009	371,924	3,886	—	—
MFS Research Bond Series Service Class	2012	2,304,298	—	—	4,666
	2011	458,000	—	—	—
	2010	—	—	—	—
	2009	—	—	—	—
MFS Growth Series Service Class	2012	9,737	1,676	—	11,342
	2011	12,200	2,045	—	8,899
	2010	2,466	1,677	—	4,990
	2009	142	234	—	—
MFS Utilities Series Service Class	2012	1,967,713	8,272	192	9,924
	2011	1,480,920	8,024	192	13,613
	2010	882,046	7,881	192	4,084
	2009	400,834	5,598	—	—
MFS Value Series Service Class	2012	17,561	5,276	—	8,466
	2011	16,130	8,066	—	6,845
	2010	4,016	8,687	—	1,427
	2009	1,546	9,069	—	—
Oppenheimer Capital Appreciation Fund/VA Service Class	2012	2,850,686	10,363	597	4,528
	2011	2,943,386	10,709	597	4,596
	2010	2,357,457	10,412	597	47
	2009	904,561	5,164	—	—
Oppenheimer International Growth Fund/VA Service Class	2012	21,686	2,668	—	9,981
	2011	14,620	2,644	—	8,882
	2010	7,994	2,782	—	3,008
	2009	1,971	2,531	—	—
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	2012	4,109,544	10,484	396	10,580
	2011	3,037,999	10,530	396	11,628
	2010	1,766,321	10,827	396	1,217
	2009	854,747	4,738	—	—
Oppenheimer Global Strategic Income Fund/VA Service Class	2012	9,847,838	22,435	536	14,575
	2011	8,274,762	18,317	536	11,603
	2010	4,913,846	16,712	536	287
	2009	2,258,545	4,682	—	—
PIMCO Low Duration Portfolio Advisor Class	2012	95,642	11,028	—	11,769
	2011	84,138	10,141	—	9,250
	2010	37,892	10,669	—	267
	2009	5,865	5,324	—	—
PIMCO Real Return Portfolio Advisor Class	2012	133,911	10,973	—	17,823
	2011	73,415	10,946	—	16,834
	2010	42,012	10,277	—	5,448
	2009	3,209	4,532	—	—

102	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
PIMCO Total Return Portfolio Advisor Class	2012	15,564,088	120,338	459	148,212
	2011	9,694,484	135,643	459	87,806
	2010	4,652,187	122,650	459	20,526
	2009	2,001,466	108,237	—	—
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)	2012	8,800,701	12,367	716	4,398
	2011	6,714,403	12,360	716	3,242
	2010	4,067,364	15,046	716	49
	2009	2,161,566	5,423	—	—
Pioneer Equity Income VCT Portfolio Class II	2012	7,564	1,727	—	11,160
	2011	7,109	1,103	—	5,882
	2010	3,909	960	—	3,441
	2009	365	—	—	—
Pioneer Fund VCT Portfolio Class II	2012	1,155	—	—	208
	2011	1,169	—	—	2,288
	2010	1,043	—	—	—
	2009	791	—	—	—
Pioneer Mid Cap Value VCT Portfolio Class II	2012	6,686,109	10,416	551	6,246
	2011	4,801,108	10,209	551	4,299
	2010	2,643,962	9,629	551	41
	2009	1,222,286	3,710	—	—

APPENDIX	PROSPECTUS	103

APPENDIX A

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
RS Large Cap Alpha VIP Series	2012	$15.50	$15.35	$15.20	$12.51
	2011	13.48	13.38	13.28	10.93
	2010	15.04	14.97	14.90	12.24
	2009	13.02	12.99	—	—
RS S&P 500 Index VIP Series	2012	17.67	17.49	—	13.95
	2011	15.47	15.36	—	12.27
	2010	15.38	15.30	—	12.24
	2009	13.57	13.54	—	—
RS High Yield VIP Series	2012	17.01	16.85	—	12.60
	2011	15.05	14.94	—	11.19
	2010	14.63	14.56	—	10.93
	2009	13.04	13.00	—	—
RS Low Duration Bond VIP Series	2012	11.05	10.94	10.84	10.25
	2011	10.85	10.78	10.70	10.11
	2010	10.79	10.74	10.69	10.09
	2009	10.46	10.43	—	—
RS Partners VIP Series	2012	—	—	—	—
	2011	16.94	16.81	—	11.69
	2010	18.60	18.51	—	12.89
	2009	14.88	14.84	—	—
RS Small Cap Growth Equity VIP Series	2012	20.15	19.95	—	14.22
	2011	17.68	17.55	—	12.53
	2010	18.33	18.24	—	13.04
	2009	14.56	14.52	—	—
RS International Growth VIP Series	2012	18.03	17.85	—	12.67
	2011	15.43	15.32	—	10.89
	2010	17.70	17.61	—	12.54
	2009	15.70	15.67	—	—
RS Emerging Markets VIP Series	2012	22.52	22.30	22.08	10.93
	2011	20.09	19.94	19.79	9.79
	2010	25.75	25.63	25.50	12.60
	2009	21.90	21.85	—	—
RS Investment Quality Bond VIP Series	2012	12.96	12.83	12.70	11.11
	2011	12.34	12.25	12.16	10.62
	2010	11.68	11.62	11.57	10.09
	2009	10.98	10.96	—	—
RS Global Natural Resources VIP Series	2012	—	—	—	—
	2011	18.06	17.93	—	12.01
	2010	19.78	19.68	—	13.20
	2009	15.80	15.76	—	—
RS Money Market VIP Series	2012	9.51	9.41	—	9.58
	2011	9.63	9.56	—	9.75
	2010	9.76	9.71	—	9.91
	2009	9.88	9.86	—	—
Value Line Strategic Asset Management Trust	2012	16.76	—	—	13.42
	2011	14.71	—	—	11.82
	2010	14.38	—	—	—
	2009	12.65	—	—	—
Invesco V.I. Global Real Estate Fund Series II	2012	20.28	20.08	—	14.20
	2011	16.07	15.96	—	11.30
	2010	17.46	17.38	—	12.33
	2009	15.09	15.05	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	15.48	15.32	—	11.82
	2011	14.17	14.07	—	10.87
	2010	15.36	15.29	—	—
	2009	13.68	13.65	—	—

104	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Invesco V.I. Core Equity Fund Series II	2012	$16.27	$16.11	$—	$12.82
	2011	14.51	14.40	—	11.47
	2010	14.74	14.67	—	—
	2009	13.67	13.64	—	—
Invesco V.I. International Growth Fund Series II	2012	9.62	9.58	—	9.55
	2011	8.45	—	—	8.43
Invesco V.I. Small Cap Equity Fund Series II	2012	9.71	—	—	9.64
	2011	8.65	—	—	8.63
Invesco Van Kampen V.I. Comstock Fund Series II	2012	10.44	—	—	10.37
	2011	8.89	—	—	8.87
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	2012	20.63	20.43	—	13.91
	2011	17.85	17.72	—	12.09
	2010	17.94	17.85	—	—
	2009	14.88	14.84	—	—
Alger Capital Appreciation Portfolio Class S	2012	19.90	19.70	—	14.15
	2011	17.10	16.97	—	12.21
	2010	17.43	17.35	—	—
	2009	15.55	15.51	—	—
AllianceBernstein VPS International Value Portfolio Class B	2012	14.19	14.05	13.91	11.08
	2011	12.59	12.50	12.41	9.87
	2010	15.84	15.76	15.68	12.46
	2009	15.38	15.35	—	—
BlackRock Capital Appreciation V.I. Fund Class III	2012	9.50	—	—	9.44
	2011	8.48	—	—	8.46
BlackRock Global Allocation V.I. Fund Class III	2012	13.99	13.85	—	11.72
	2011	12.89	12.79	—	10.84
	2010	13.55	13.49	—	—
	2009	12.51	12.48	—	—
BlackRock Large Cap Core V.I. Fund Class III	2012	15.29	15.14	14.99	13.25
	2011	13.78	13.68	13.58	11.99
	2010	13.67	13.60	13.54	11.94
	2009	12.72	12.69	—	—
BlackRock Large Cap Value V.I. Fund Class III	2012	14.04	13.90	—	12.97
	2011	12.56	12.46	—	11.65
	2010	12.86	12.80	—	—
	2009	12.01	11.99	—	—
Columbia Variable Portfolio – Asset Allocation Fund Class 2	2012	15.68	—	—	12.39
	2011	14.09	—	—	11.18
	2010	14.43	—	—	—
	2009	12.91	—	—	—
Columbia Variable Portfolio – Small Cap Value Fund Class 2	2012	17.84	17.66	17.49	12.72
	2011	16.25	16.13	16.01	11.63
	2010	17.54	17.45	17.37	12.61
	2009	14.05	14.02	—	—
Columbia Variable Portfolio – Small Company Growth Fund Class 2	2012	17.57	17.40	—	13.33
	2011	15.94	15.82	—	12.14
	2010	17.14	17.06	—	—
	2009	13.56	13.53	—	—
Columbia Variable Portfolio – Marsico 21st Century Fund Class 2	2012	15.88	15.73	—	—
	2011	14.48	14.38	—	—
	2010	16.70	16.61	—	—
	2009	14.44	14.41	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Columbia Variable Portfolio – Marsico Growth Fund Class 2	2012	$17.16	$16.99	$—	$13.46
	2011	15.54	15.42	—	—
	2010	16.20	16.12	—	—
	2009	13.52	13.49	—	—
Columbia Variable Portfolio – Seligman Global Technology Fund Class 2	2012	17.89	17.71	17.54	12.37
	2011	16.94	16.81	16.69	11.75
	2010	17.97	17.88	17.80	12.52
	2009	15.86	15.82	—	—
Davis Financial Portofolio	2012	18.68	18.50	—	12.56
	2011	15.93	15.81	—	—
	2010	17.53	17.45	—	—
	2009	15.99	15.95	—	—
Wells Fargo Advantage VT International Equity Fund Class 2	2012	14.27	14.13	13.99	12.12
	2011	12.74	12.65	12.56	10.86
	2010	14.82	14.75	14.68	12.69
	2009	12.89	12.86	—	—
Wells Fargo Advantage VT Small Cap Value Fund Class 2	2012	17.56	17.39	—	12.33
	2011	15.61	15.49	—	11.00
	2010	17.05	16.97	—	12.07
	2009	14.44	14.41	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2012	18.50	18.32	18.14	13.59
	2011	16.14	16.02	15.90	11.91
	2010	16.82	16.74	16.66	12.46
	2009	14.58	14.54	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	13.22	13.09	12.96	11.06
	2011	12.68	12.59	12.50	10.65
	2010	12.00	11.95	11.89	10.13
	2009	11.31	11.28	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	18.42	18.24	18.06	12.42
	2011	16.30	16.18	16.06	11.03
	2010	18.52	18.43	18.34	12.59
	2009	14.59	14.56	—	—
Fidelity VIP Overseas Portfolio Service Class 2	2012	15.37	15.22	—	12.40
	2011	12.94	12.84	—	—
	2010	15.85	15.78	—	—
	2009	14.24	—	—	—
Templeton Global Bond Securities Fund Class 2	2012	14.49	14.35	—	12.05
	2011	12.76	12.67	—	10.66
	2010	13.04	12.98	—	10.94
	2009	11.55	11.52	—	—
Templeton Growth Securities Fund Class 2	2012	16.73	16.57	—	13.14
	2011	14.00	13.90	—	11.04
	2010	15.25	15.18	—	12.08
	2009	14.39	14.36	—	—
Franklin Income Securities Fund Class 2	2012	17.19	17.02	—	12.49
	2011	15.46	15.35	—	11.28
	2010	15.30	15.23	—	11.21
	2009	13.76	13.73	—	—
Mutual Shares Securities Fund Class 2	2012	15.96	15.80	—	12.63
	2011	14.15	14.05	—	11.25
	2010	14.49	14.42	—	11.56
	2009	13.20	13.17	—	—
Franklin U.S. Government Fund Class 2	2012	11.11	11.00	10.89	10.39
	2011	11.05	10.97	10.88	10.37
	2010	10.59	10.54	10.49	9.98
	2009	10.19	10.17	—	—

106	PROSPECTUS	APPENDIX

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Franklin Small Cap Value Securities Fund Class 2	2012	$20.16	$19.96	$19.76	$14.55
	2011	17.25	17.12	17.00	12.50
	2010	18.16	18.07	17.98	13.22
	2009	14.35	14.32	—	—
MFS Research Bond Series Service Class	2012	10.70	—	—	10.64
	2011	10.12	—	—	—
	2010	—	—	—	—
	2009	—	—	—	—
MFS Growth Series Service Class	2012	18.50	18.32	—	14.08
	2011	16.01	15.89	—	12.23
	2010	16.31	16.23	—	12.51
	2009	14.37	14.34	—	—
MFS Utilities Series Service Class	2012	17.92	17.74	17.57	14.19
	2011	16.04	15.92	15.80	12.75
	2010	15.25	15.18	15.11	12.17
	2009	13.62	13.58	—	—
MFS Value Series Service Class	2012	16.26	16.10	—	13.28
	2011	14.22	14.12	—	11.65
	2010	14.47	14.40	—	11.91
	2009	13.19	13.16	—	—
Oppenheimer Capital Appreciation Fund/VA Service Class	2012	17.57	17.40	17.23	13.31
	2011	15.65	15.53	15.42	11.90
	2010	16.07	15.99	15.92	12.27
	2009	14.92	14.88	—	—
Oppenheimer International Growth Fund/VA Service Class	2012	18.82	18.64	—	13.31
	2011	15.67	15.56	—	11.13
	2010	17.19	17.11	—	12.25
	2009	15.19	15.16	—	—
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	2012	20.67	20.47	20.27	13.84
	2011	17.80	17.67	17.54	11.96
	2010	18.47	18.38	18.29	12.46
	2009	15.21	15.17	—	—
Oppenheimer Global Strategic Income Fund/VA Service Class	2012	14.86	14.72	14.57	11.92
	2011	13.31	13.21	13.11	10.72
	2010	13.40	13.33	13.27	10.83
	2009	11.83	11.80	—	—
PIMCO Low Duration Portfolio Advisor Class	2012	12.03	11.91	—	10.48
	2011	11.52	11.44	—	10.08
	2010	11.56	11.50	—	10.15
	2009	11.13	11.11	—	—
PIMCO Real Return Portfolio Advisor Class	2012	14.59	14.45	—	11.95
	2011	13.61	13.51	—	11.19
	2010	12.36	12.30	—	10.20
	2009	11.59	11.56	—	—
PIMCO Total Return Portfolio Advisor Class	2012	13.11	12.98	12.85	11.13
	2011	12.13	12.04	11.95	10.34
	2010	11.87	11.81	11.76	10.17
	2009	11.13	11.11	—	—
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)	2012	14.00	13.87	13.73	12.15
	2011	12.83	12.74	12.64	11.18
	2010	13.49	13.43	13.36	11.80
	2009	12.51	12.48	—	—
Pioneer Equity Income VCT Portfolio Class II	2012	16.33	16.17	—	13.62
	2011	15.04	14.93	—	12.60
	2010	14.41	14.34	—	12.12
	2009	12.25	—	—	—

APPENDIX	PROSPECTUS	107

APPENDIX A

HAVDB = Highest Anniversary Value Death Benefit Rider
EB = Earnings Benefit Rider

INVESTMENT OPTION	YEAR END	BASIC CONTRACT	CONTRACTS with HAVDB (before 7/6/10) or EB	CONTRACTS with HAVDB (before 7/6/10) and EB	CONTRACTS with HAVDB (on or after 7/6/10)
Pioneer Fund VCT Portfolio Class II	2012	$15.66	$—	$—	$12.69
	2011	14.43	—	—	11.74
	2010	15.31	—	—	—
	2009	13.41	—	—	—
Pioneer Mid Cap Value VCT Portfolio Class II	2012	15.71	15.56	15.41	12.38
	2011	14.37	14.26	14.16	11.37
	2010	15.46	15.38	15.31	12.28
	2009	13.28	13.25	—	—

108	PROSPECTUS	APPENDIX

APPENDIX B – INFORMATION ABOUT CONTRACTS ISSUED WITH A GLWB RIDER OPTION IN CONJUNCTION WITH APPLICATIONS DATED PRIOR TO SEPTEMBER 28, 2012

This Appendix provides information about the GLWB rider options for contracts that were issued in conjunction with applications dated prior to September 28, 2012. You should carefully review your contract, including any attached riders, for complete information on the benefits, conditions and limitations of your contract. The Guardian Target 300 GLWB rider option is no longer available for new sales of this contract.

Single Options
Guardian Target 300	Single Life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups.
Guardian Target 250:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Single life with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Single life with step-ups only

Spousal Options
Guardian Target 300	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups.
Guardian Target 250:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 250% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Future:	Spousal with 7% annual minimum guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

APPENDIX	PROSPECTUS	109

APPENDIX B

Annual Fees For the GLWB Rider Deducted From Accumulation Value:

If you purchased a contract with a GLWB rider, you pay an annual fee (as a percentage of the adjusted guaranteed withdrawal balance*) as shown below, based on the type of rider you chose and when you purchased the rider, subject to state approval:

	Single	Single w/ Step-Up Death Benefit	Single w/ Return of Premium Death Benefit	Spousal	Spousal w/ Step-Up Death Benefit	Spousal w/ Return of Premium Death Benefit
Maximum** (for Guardian Target 300, Guardian Target 250, Guardian Target 200 and Guardian Target Future):	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%
Maximum** (for Guardian Target Now):	1.00%	1.50%	N/A	2.00%	2.50%	N/A
Current charge for this rider for contracts issued in conjunction with applications dated:

12/23/08 through 6/7/09
Guardian Target 300	0.95%	1.30%	N/A	1.35%	1.70%	N/A
Guardian Target 200	0.70%	1.05%	N/A	1.00%	1.35%	N/A
Guardian Target Now	0.40%	0.75%	N/A	0.60%	0.95%	N/A

6/8/09 through 7/5/10
Guardian Target 300	1.20%	1.70%	N/A	1.60%	2.10%	N/A
Guardian Target 200	0.95%	1.45%	N/A	1.25%	1.75%	N/A
Guardian Target Future	0.75%	1.25%	N/A	N/A	N/A	N/A
Guardian Target Now	0.65%	1.15%	N/A	0.85%	1.35%	N/A

7/6/10 through 2/5/12
Guardian Target 300	1.35%	1.85%	1.95%	1.65%	2.15%	2.25%
Guardian Target 200	1.10%	1.60%	1.70%	1.30%	1.80%	1.90%

7/6/10 through 4/30/11
Guardian Target Future	0.90%	1.40%	N/A	1.15%	1.65%	N/A
Guardian Target Now	0.80%	1.30%	N/A	0.90%	1.40%	N/A

5/1/11 through 2/5/12
Guardian Target Future	1.00%	1.50%	N/A	1.25%	1.75%	N/A
Guardian Target Now	0.90%	1.40%	N/A	1.00%	1.50%	N/A

7/5/11 through 2/5/12
Guardian Target 250	1.25%	N/A	N/A	1.45%	N/A	N/A

*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the GLWB rider section of the prospectus for more information.
**	We reserve the right to increase this fee to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract.

Premiums:

If you selected the Guardian Target 300, Guardian Target 250 or Guardian Target 200, we will not accept premium payments that exceed $2 million ($3 million for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009), in the aggregate, in the first year.

110	PROSPECTUS	APPENDIX

Guaranteed Withdrawal Benefit:

On each annual contract anniversary (quarterly contract anniversary for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee. The overall GWB maximum for contracts is $6,000,000 ($5,000,000 for contracts issued in conjunction with applications dated prior to December 7, 2009).

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300, Guardian Target 250, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

the annual minimum guarantee basis on the prior contract anniversary, multiplied by 7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300, Guardian Target 250 or Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (10th contract anniversary for the Guardian Target 200, and 10th and 15th contract anniversaries for the Guardian Target 250 and the Guardian Target 300);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•

the cumulative guarantee percentage (200% for the Guardian Target 200, 200% and 250% for the Guardian Target 250, and 200% and 300% for the Guardian Target 300) multiplied by the total of all premiums received at our customer service center during the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the basic contract beginning with and including the issue date of the basic contract; plus

•

any premium payments received on or after the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the basic contract.

APPENDIX	PROSPECTUS	111

APPENDIX B

Lifetime Withdrawal Percentage:

Contracts issued in conjunction with applications dated December 23, 2008 through June 7, 2009:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	4%
60 – 69	5%
70 – 80	6%
81+	7%

Contracts issued in conjunction with applications dated June 8, 2009 through July 5, 2010:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80+	6%

Contracts issued in conjunction with applications dated July 6, 2010 through September 27, 2012:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 79	5%
80+	6%

Allocation Models

During the entire time that your rider is in effect, you must invest all of your contract accumulation value in one of the following allocation models offered during the period of time you purchased your contract. You may allocate your entire accumulation value among the models offered under your contract at the time of purchase, subject to transfer restrictions under your contract.

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated prior to 6/8/09:

	Aggressive	Moderate	Conservative
RS Core Equity VIP Series or RS S&P VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Equity VIP Series	5%	0%	0%
RS International Growth VIP Series	15%	5%	3%
RS High Yield Bond VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%

112	PROSPECTUS	APPENDIX

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 6/8/09 through 12/6/09:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	16%	11%	8%
Pioneer Cullen Value VCT Portfolio	11%	8%	6%
Wells Fargo Advantage VT International Equity Fund	8%	5%	5%
Fidelity VIP Contrafund Portfolio	7%	5%	3%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
BlackRock Large Cap Core V.I. Fund	5%	4%	4%
Oppenheimer Capital Appreciation Fund/VA	5%	4%	3%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
AllianceBernstein VPS International Value Portfolio	3%	2%	0%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
MFS Utilities Series	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 12/7/09 through 4/30/11:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Pioneer Cullen Value VCT Portfolio	7%	5%	4%
Wells Fargo Advantage VT International Equity Fund	8%	5%	5%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Oppenheimer Capital Appreciation Fund/VA	7%	5%	4%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
AllianceBernstein VPS International Value Portfolio	3%	2%	0%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
MFS Utilities Series	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

APPENDIX	PROSPECTUS	113

APPENDIX B

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 5/1/11 through 10/2/11:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Pioneer Cullen Value VCT Portfolio	7%	5%	4%
BlackRock Capital Appreciation V.I. Fund	7%	5%	4%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Value VCT Portfolio	6%	4%	3%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%
MFS Utilities Series	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

Invesco/PIMCO Growth Model
Invesco V.I. Core Equity Fund	20%
Invesco V.I. International Growth Fund	9%
Invesco V.I. Mid Cap Core Equity Fund	6%
Invesco V.I. Small Cap Equity Fund	7%
Invesco Van Kampen V.I. Mid Cap Value Fund	6%
Invesco Van Kampen V.I. Comstock Fund	22%
PIMCO Total Return Portfolio	30%

Contracts issued in conjunction with applications dated on or after October 3, 2011 may be allocated to the models listed on pages 74 and 75 of the prospectus.

All other terms and conditions that are not explained or modified in this Appendix B and that are described in the Guaranteed Lifetime Withdrawal Benefit Rider section of the prospectus are applicable to contracts issued in conjunction with applications dated prior to February 6, 2012. If you have any questions or concerns regarding the terms and conditions of your contract, please call us toll free at 1-800-221-3253, or write us at the following:

The Guardian Insurance Annuity & Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

114	PROSPECTUS	APPENDIX

Annual Fees For the GLWB Rider Deducted From Accumulation Value:

If you purchased a contract with a GLWB rider, you pay an annual fee (as a percentage of the adjusted guaranteed withdrawal balance*) as shown below, based on the type of rider you chose and when you purchased the rider, subject to state approval:

	Single	Single w/ Step-Up Death Benefit	Single w/ Return of Premium Death Benefit	Spousal	Spousal w/ Step-Up Death Benefit	Spousal w/ Return of Premium Death Benefit

Maximum** (for Guardian Target 300, Guardian Target 250, Guardian Target 200 and Guardian Target Future):	2.50%	3.00%	3.10%	3.50%	4.00%	4.10%

Maximum** (for Guardian Target Now):	1.00%	1.50%	N/A	2.00%	2.50%	N/A

Current charge for this rider for contracts issued in conjunction with applications dated:

12/23/08 through 6/7/09
Guardian Target 300	0.95%	1.30%	N/A	1.35%	1.70%	N/A
Guardian Target 200	0.70%	1.05%	N/A	1.00%	1.35%	N/A
Guardian Target Now	0.40%	0.75%	N/A	0.60%	0.95%	N/A

6/8/09 through 7/5/10
Guardian Target 300	1.20%	1.70%	N/A	1.60%	2.10%	N/A
Guardian Target 200	0.95%	1.45%	N/A	1.25%	1.75%	N/A
Guardian Target Future	0.75%	1.25%	N/A	N/A	N/A	N/A
Guardian Target Now	0.65%	1.15%	N/A	0.85%	1.35%	N/A

7/6/10 through 2/5/12
Guardian Target 300	1.35%	1.85%	1.95%	1.65%	2.15%	2.25%
Guardian Target 200	1.10%	1.60%	1.70%	1.30%	1.80%	1.90%

7/6/10 through 4/30/11
Guardian Target Future	0.90%	1.40%	N/A	1.15%	1.65%	N/A
Guardian Target Now	0.80%	1.30%	N/A	0.90%	1.40%	N/A

5/1/11 through 2/5/12
Guardian Target Future	1.00%	1.50%	N/A	1.25%	1.75%	N/A
Guardian Target Now	0.90%	1.40%	N/A	1.00%	1.50%	N/A

7/5/11 through 2/5/12
Guardian Target 250	1.25%	N/A	N/A	1.45%	N/A	N/A
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the GLWB rider section of the prospectus for more information.
**	We reserve the right to increase this fee to a maximum ranging from 1.00% to 4.10%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract.

Premiums:

If you selected the Guardian Target 300, Guardian Target 250 or Guardian Target 200, we will not accept premium payments that exceed $2 million ($3 million for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009), in the aggregate, in the first year.

APPENDIX	PROSPECTUS	115

APPENDIX B

Guaranteed Withdrawal Benefit:

On each annual contract anniversary (quarterly contract anniversary for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee. The overall GWB maximum for contracts is $6,000,000 ($5,000,000 for contracts issued in conjunction with applications dated prior to December 7, 2009).

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300, Guardian Target 250, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

the annual minimum guarantee basis on the prior contract anniversary, multiplied by 7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300, Guardian Target 250 or Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (10th contract anniversary for the Guardian Target 200, and 10th and 15th contract anniversaries for the Guardian Target 250 and the Guardian Target 300);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•

the cumulative guarantee percentage (200% for the Guardian Target 200, 200% and 250% for the Guardian Target 250, and 200% and 300% for the Guardian Target 300) multiplied by the total of all premiums received at our customer service center during the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the basic contract beginning with and including the issue date of the basic contract; plus

•

any premium payments received on or after the first 90 days (first contract year for contracts issued in conjunction with applications dated between December 23, 2008 and June 7, 2009) of the basic contract.

116	PROSPECTUS	APPENDIX

Lifetime Withdrawal Percentage:

Contracts issued in conjunction with applications dated December 23, 2008 through June 7, 2009:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	4%
60 – 69	5%
70 – 80	6%
81+	7%

Contracts issued in conjunction with applications dated June 8, 2009 through July 5, 2010:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80+	6%

Contracts issued in conjunction with applications dated July 6, 2010 through September 27, 2012:

Age of younger covered person at time of first withdrawal or upon entering the settlement phase	Applicable lifetime withdrawal percentage
59 and under	3%
60 – 64	4%
65 – 79	5%
80+	6%

Allocation Models

During the entire time that your rider is in effect, you must invest all of your contract accumulation value in one of the following allocation models offered during the period of time you purchased your contract. You may allocate your entire accumulation value among the models offered under your contract at the time of purchase, subject to transfer restrictions under your contract.

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated prior to 6/8/09:

	Aggressive	Moderate	Conservative
RS Core Equity VIP Series or RS S&P VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value Securities Fund	5%	8%	4%
RS Small Cap Equity VIP Series	5%	0%	0%
RS International Growth VIP Series	15%	5%	3%
RS High Yield Bond VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%

APPENDIX	PROSPECTUS	117

APPENDIX B

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 6/8/09 through 12/6/09:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	16%	11%	8%
Pioneer Cullen Value VCT Portfolio	11%	8%	6%
Wells Fargo Advantage VT International Equity Fund	8%	5%	5%
Fidelity VIP Contrafund Portfolio	7%	5%	3%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
BlackRock Large Cap Core V.I. Fund	5%	4%	4%
Oppenheimer Capital Appreciation Fund/VA	5%	4%	3%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
AllianceBernstein VPS International Value Portfolio	3%	2%	0%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
MFS Utilities Series	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 12/7/09 through 4/30/11:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Pioneer Cullen Value VCT Portfolio	7%	5%	4%
Wells Fargo Advantage VT International Equity Fund	8%	5%	5%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Oppenheimer Capital Appreciation Fund/VA	7%	5%	4%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
AllianceBernstein VPS International Value Portfolio	3%	2%	0%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
MFS Utilities Series	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

118	PROSPECTUS	APPENDIX

Models available to contracts with Guardian Target GLWB options issued in conjunction with applications dated 5/1/11 through 10/2/11:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
Equity
RS Large Cap Alpha VIP Series	10%	8%	6%
Fidelity VIP Contrafund Portfolio	10%	7%	5%
BlackRock Large Cap Core V.I. Fund	10%	7%	5%
Pioneer Cullen Value VCT Portfolio	7%	5%	4%
BlackRock Capital Appreciation V.I. Fund	7%	5%	4%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Value VCT Portfolio	6%	4%	3%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
Columbia Variable Portfolio – Small Cap Value Fund	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	0%
Columbia Variable Portfolio – Seligman Global Technology Portfolio	2%	2%	0%
MFS Utilities Series	2%	2%	0%

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Investment Quality Bond VIP Series	5%	9%	13%
PIMCO Total Return Portfolio	4%	8%	13%
Franklin U.S. Government Fund	3%	7%	10%
RS Low Duration Bond VIP Series	3%	6%	9%

Invesco/PIMCO Growth Model
Invesco V.I. Core Equity Fund	20%
Invesco V.I. International Growth Fund	9%
Invesco V.I. Mid Cap Core Equity Fund	6%
Invesco V.I. Small Cap Equity Fund	7%
Invesco Van Kampen V.I. Mid Cap Value Fund	6%
Invesco Van Kampen V.I. Comstock Fund	22%
PIMCO Total Return Portfolio	30%

Contracts issued in conjunction with applications dated on or after October 3, 2011 may be allocated to the models listed on pages 74 and 75 of the prospectus.

All other terms and conditions that are not explained or modified in this Appendix B and that are described in the Guaranteed Lifetime Withdrawal Benefit Rider section of the prospectus are applicable to contracts issued in conjunction with applications dated prior to February 6, 2012. If you have any questions or concerns regarding the terms and conditions of your contract, please call us toll free at 1-800-221-3253, or write us at the following:

The Guardian Insurance Annuity & Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

APPENDIX	PROSPECTUS	119

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated April 29, 2013

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Variable Annuity B Series”) dated April 29, 2013.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2012, 2011 and 2010, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $106,652,852, $83,040,563 and $58,532,089, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Recently, however, several U.S. Courts of Appeals and U.S. District Courts held DOMA to be unconstitutional, and the Supreme Court is hearing a case on DOMA in 2013. Therefore, it is currently uncertain as to whether the spousal continuation provisions of this contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

Other rules may apply to qualified contracts.

B-3

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2013 was 0.01%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing

B-4

(i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2012 was 0.01%.

The current and effective yields of the RS Money Market VIP Series Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The statutory basis balance sheets of GIAC as of December 31, 2012 and 2011 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2012 and the statement of assets and liabilities of Separate Account R as of December 31, 2012 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	8,702,485	4,974,424
Net asset value per share (NAV)	39.00	10.35

Total Assets (Shares x NAV)	$339,396,930	$51,485,286

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	173,326	37,977

Net Assets	$339,223,604	$51,447,309

Net Assets: Total
Contract value in accumulation period	$339,144,704	$51,372,837
Contracts in Payout (annuitization) period	78,900	74,472

Net Assets	$339,223,604	$51,447,309

Total Units Outstanding	22,337,774	3,735,815

Unit Value (Accumulation, Lowest to Highest)	$10.99 to $15.50	$10.69 to $17.67

Cost of Shares in Underlying Fund	$296,870,326	$43,952,868

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2012 Investment Income
Income:
Reinvested dividends	$6,702,591	$973,963
Expenses:
Mortality expense risk and administrative charges	4,610,283	690,923

Net investment income/(expense)	2,092,308	283,040

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,070,286	480,726
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	4,070,286	480,726
Net change in unrealized appreciation/(depreciation) of investments	35,312,469	5,043,553

Net realized and unrealized gain/(loss) from investments	39,382,755	5,524,279

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,475,063	$5,807,319

See notes to financial statements.

B-6

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2,475,506	17,973,622	—	969,706	2,738,985	1,035,800	33,305,323
7.71	10.45	—	14.83	19.88	18.02	12.78

$19,086,151	$187,824,349	$—	$14,380,737	$54,451,027	$18,665,120	$425,642,030

18,432	113,531	—	16,280	32,864	29,907	223,834

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

$19,060,033	$187,703,026	$—	$14,325,949	$54,372,625	$18,625,715	$425,023,380
7,686	7,792	—	38,508	45,538	9,498	394,816

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

1,199,788	17,183,098	—	942,272	3,589,283	831,102	32,627,581

$12.41 to $17.01	$11.05 to $11.10	$—	$14.10 to $20.15	$12.48 to $18.03	$10.77 to $22.52	$12.96 to $13.11

$17,092,105	$188,666,178	$—	$10,436,747	$44,059,429	$18,600,526	$417,748,295

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

$1,219,829	$3,534,815	$—	$—	$603,389	$123,717	$12,141,468

282,834	2,324,496	33,354	219,809	794,385	296,217	5,630,882

936,995	1,210,319	(33,354)	(219,809)	(190,996)	(172,500)	6,510,586

(31,072)	179,369	616,290	48,710	(1,725,576)	(1,915,925)	2,691,862
—	75,172	—	—	—	649,589	6,531,863

(31,072)	254,541	616,290	48,710	(1,725,576)	(1,266,336)	9,223,725
1,338,919	955,277	(185,319)	1,955,312	10,300,187	3,550,413	1,877,168

1,307,847	1,209,818	430,971	2,004,022	8,574,611	2,284,077	11,100,893

$2,244,842	$2,420,137	$397,617	$1,784,213	$8,383,615	$2,111,577	$17,611,479

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

Assets:
Shares owned in underlying fund	—	—
Net asset value per share (NAV)	—	—

Total Assets (Shares x NAV)	$—	$—

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$—	$—

Net Assets: Total
Contract value in accumulation period	$—	$—
Contracts in Payout (annuitization) period	—	—

Net Assets	$—	$—

Total Units Outstanding	—	—

Unit Value (Accumulation, Lowest to Highest)	$—	$—

Cost of Shares in Underlying Fund	$—	$—

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

2012 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	26,971	1,677

Net investment income/(expense)	(26,971)	(1,677)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	247,705	(28,199)
Reinvested realized gain distributions	—	2,053

Net realized gain/(loss) on investments	247,705	(26,146)
Net change in unrealized appreciation/(depreciation) of investments	(221,164)	46,336

Net realized and unrealized gain/(loss) from investments	26,541	20,190

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(430)	$18,513

See notes to financial statements.

B-8

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

25,744,000	481,613	67,848	348,977	302,204	200,616	45,030
1.00	19.86	14.48	20.87	35.55	7.07	15.11

$25,744,000	$9,564,839	$982,438	$7,283,155	$10,743,341	$1,418,353	$680,404

41,445	9,486	3,672	14,028	12,165	4,587	3,453

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

$25,515,700	$9,538,643	$966,622	$7,259,655	$10,730,693	$1,408,552	$676,951
186,855	16,710	12,144	9,472	483	5,214	—

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

2,580,119	601,146	86,796	470,238	1,131,076	144,934	36,764

$9.44 to $9.51	$14.99 to $16.03	$10.48 to $11.21	$14.41 to $16.76	$8.89 to $9.51	$9.43 to $9.86	$14.08 to $20.28

$25,744,000	$8,541,572	$818,822	$6,533,291	$9,861,425	$949,351	$586,862

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

$3,046	$134,850	$—	$47,263	$—	$17,132	$2,582

416,717	147,157	15,693	114,401	166,148	23,247	8,360

(413,671)	(12,307)	(15,693)	(67,138)	(166,148)	(6,115)	(5,778)

—	62,686	62,285	(104,409)	(50,541)	(67,995)	5,211
—	731,531	—	129,644	—	—	—

—	794,217	62,285	25,235	(50,541)	(67,995)	5,211
—	574,090	84,105	961,658	1,378,627	276,261	114,566

—	1,368,307	146,390	986,893	1,328,086	208,266	119,777

$(413,671)	$1,356,000	$130,697	$919,755	$1,161,938	$202,151	$113,999

B-9

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

Assets:
Shares owned in underlying fund	563,339	1,990,935
Net asset value per share (NAV)	12.29	12.58

Total Assets (Shares x NAV)	$6,923,441	$25,045,966

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	12,035	40,343

Net Assets	$6,911,406	$25,005,623

Net Assets: Total
Contract value in accumulation period	$6,681,779	$24,996,643
Contracts in Payout (annuitization) period	229,627	8,980

Net Assets	$6,911,406	$25,005,623

Total Units Outstanding	524,251	1,798,429

Unit Value (Accumulation, Lowest to Highest)	$11.97 to $12.80	$11.72 to $15.48

Cost of Shares in Underlying Fund	$6,722,623	$23,843,976

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

2012 Investment Income
Income:
Reinvested dividends	$211,211	$—
Expenses:
Mortality expense risk and administrative charges	114,098	249,565

Net investment income/(expense)	97,113	(249,565)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(49,119)	(55,924)
Reinvested realized gain distributions	—	178,069

Net realized gain/(loss) on investments	(49,119)	122,145
Net change in unrealized appreciation/(depreciation) of investments	3,745	1,274,129

Net realized and unrealized gain/(loss) from investments	(45,374)	1,396,274

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,739	$1,146,709

See notes to financial statements.

B-10

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

2,585,324	2,240,895	1,479,183	6,377,723	1,563,356	—	368,560
29.86	29.68	18.31	13.22	14.81	—	20.03

$77,197,778	$66,509,767	$27,083,842	$84,313,500	$23,153,309	$—	$7,382,257

67,513	50,580	25,157	56,734	34,306	—	13,308

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

$77,121,452	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,349,346
8,813	—	—	—	—	—	19,603

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

5,318,356	6,692,121	2,726,220	7,961,389	1,374,231	—	550,570

$12.70 to $16.27	$9.62 to $11.29	$9.59 to $9.71	$10.44 to $11.11	$13.79 to $20.63	$—	$12.60 to $13.48

$72,619,464	$61,917,192	$24,953,020	$76,696,647	$21,122,831	$—	$6,799,342

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

$552,498	$690,953	$—	$1,025,348	$122,838	$—	$97,378

740,986	635,820	257,479	810,053	225,045	—	118,034

(188,488)	55,133	(257,479)	215,295	(102,207)	—	(20,656)

717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
—	—	—	—	—	—	—

717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
4,697,290	5,227,208	2,008,633	7,284,730	1,816,782	—	969,318

4,698,007	5,182,088	1,999,733	7,407,013	1,880,490	—	937,248

$4,509,519	$5,237,221	$1,742,254	$7,622,308	$1,778,283	$—	$916,592

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

Assets:
Shares owned in underlying fund	46,460	99,146
Net asset value per share (NAV)	59.46	20.66

Total Assets (Shares x NAV)	$2,762,509	$2,048,365

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	9,418	6,926

Net Assets	$2,753,091	$2,041,439

Net Assets: Total
Contract value in accumulation period	$2,750,899	$2,007,540
Contracts in Payout (annuitization) period	2,192	33,899

Net Assets	$2,753,091	$2,041,439

Total Units Outstanding	150,064	165,162

Unit Value (Accumulation, Lowest to Highest)	$13.94 to $19.90	$11.49 to $12.29

Cost of Shares in Underlying Fund	$2,184,452	$1,782,643

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2012 Investment Income
Income:
Reinvested dividends	$14,773	$27,450
Expenses:
Mortality expense risk and administrative charges	43,046	32,446

Net investment income/(expense)	(28,273)	(4,996)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	165,427	(218,053)
Reinvested realized gain distributions	987	—

Net realized gain/(loss) on investments	166,414	(218,053)
Net change in unrealized appreciation/(depreciation) of investments	247,727	511,308

Net realized and unrealized gain/(loss) from investments	414,141	293,255

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$385,868	$288,259

See notes to financial statements.

B-12

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

2,841,684	55,117	87,218	430,385	125,843	231	12,130,993
12.84	30.38	16.42	12.28	10.54	10.50	8.48

$36,487,218	$1,674,455	$1,432,127	$5,285,126	$1,326,384	$2,425	$102,870,821

24,630	5,613	4,965	6,553	4,939	6	68,647

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

$36,462,588	$1,656,145	$1,416,803	$5,262,993	$1,312,378	$2,419	$102,802,174
—	12,697	10,359	15,580	9,067	—	—

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

2,585,546	136,733	151,249	254,466	128,025	228	10,619,105

$10.98 to $14.19	$11.62 to $12.16	$8.96 to $9.37	$19.61 to $20.98	$9.73 to $10.41	$10.60 to $10.60	$9.34 to $9.50

$38,809,213	$1,323,118	$1,418,133	$4,867,675	$1,233,954	$2,353	$100,139,417

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

$486,079	$506	$—	$44,780	$22,086	$—	$634,159

494,865	26,258	21,627	82,293	21,897	6	1,026,925

(8,786)	(25,752)	(21,627)	(37,513)	189	(6)	(392,766)

79,828	9,663	(19,336)	(110,791)	(187,448)	(1)	(63,934)
—	—	—	616,309	—	—	1,252,837

79,828	9,663	(19,336)	505,518	(187,448)	(1)	1,188,903
4,008,045	250,939	191,834	421,958	363,852	72	4,468,153

4,087,873	260,602	172,498	927,476	176,404	71	5,657,056

$4,079,087	$234,850	$150,871	$889,963	$176,593	$65	$5,264,290

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

Assets:
Shares owned in underlying fund	209,179	9,112,515
Net asset value per share (NAV)	14.34	25.45

Total Assets (Shares x NAV)	$2,999,622	$231,913,505

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	11,108	117,406

Net Assets	$2,988,514	$231,796,099

Net Assets: Total
Contract value in accumulation period	$2,988,514	$231,796,099
Contracts in Payout (annuitization) period	—	—

Net Assets	$2,988,514	$231,796,099

Total Units Outstanding	225,040	15,604,423

Unit Value (Accumulation, Lowest to Highest)	$11.54 to $13.99	$10.65 to $15.29

Cost of Shares in Underlying Fund	$2,975,267	$210,333,902

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

2012 Investment Income
Income:
Reinvested dividends	$43,574	$2,837,587
Expenses:
Mortality expense risk and administrative charges	44,438	2,892,815

Net investment income/(expense)	(864)	(55,228)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	23,133	2,272,830
Reinvested realized gain distributions	9,795	—

Net realized gain/(loss) on investments	32,928	2,272,830
Net change in unrealized appreciation/(depreciation) of investments	158,802	15,382,691

Net realized and unrealized gain/(loss) from investments	191,730	17,655,521

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$190,866	$17,600,293

See notes to financial statements.

B-14

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

86,635	64,709	4,636,395	16,784	11,976	20,612	2,647,420
10.66	12.96	15.36	12.69	11.69	22.18	20.37

$923,531	$838,633	$71,215,029	$212,984	$140,003	$457,168	$53,927,952

4,849	4,166	49,508	2,431	2,355	2,673	31,442

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510
—	—	—	—	—	—	—

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

66,496	54,247	4,283,025	12,613	8,871	27,098	3,032,016

$12.86 to $14.04	$12.21 to $15.68	$10.81 to $17.84	$13.33 to $17.57	$11.75 to $15.88	$13.26 to $17.16	$12.26 to $17.89

$857,559	$755,509	$69,852,794	$204,799	$130,508	$430,043	$50,782,392

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

$10,375	$19,251	$172,158	$—	$—	$2,409	$—

17,390	15,724	840,360	6,185	3,858	10,152	696,181

(7,015)	3,527	(668,202)	(6,185)	(3,858)	(7,743)	(696,181)

46,507	28,707	1,088,969	42,749	(6,712)	51,650	814,034
—	—	2,767,208	—	—	—	91,319

46,507	28,707	3,856,177	42,749	(6,712)	51,650	905,353
64,173	45,656	2,187,798	(2,628)	5,997	8,342	1,295,564

110,680	74,363	6,043,975	40,121	(715)	59,992	2,200,917

$103,665	$77,890	$5,375,773	$33,936	$(4,573)	$52,249	$1,504,736

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Davis Financial	Davis Real Estate

Assets:
Shares owned in underlying fund	162,403	383,358
Net asset value per share (NAV)	11.55	10.83

Total Assets (Shares x NAV)	$1,875,749	$4,151,766

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	7,572	3,631

Net Assets	$1,868,177	$4,148,135

Net Assets: Total
Contract value in accumulation period	$1,867,463	$4,143,641
Contracts in Payout (annuitization) period	714	4,494

Net Assets	$1,868,177	$4,148,135

Total Units Outstanding	159,143	316,796

Unit Value (Accumulation, Lowest to Highest)	$12.45 to $18.68	$12.61 to $13.16

Cost of Shares in Underlying Fund	$1,604,668	$3,208,619

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Davis Financial	Davis Real Estate

2012 Investment Income
Income:
Reinvested dividends	$36,742	$43,595
Expenses:
Mortality expense risk and administrative charges	29,758	65,272

Net investment income/(expense)	6,984	(21,677)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(14,597)	(102,124)
Reinvested realized gain distributions	11,673	—

Net realized gain/(loss) on investments	(2,924)	(102,124)
Net change in unrealized appreciation/(depreciation) of investments	280,068	710,356

Net realized and unrealized gain/(loss) from investments	277,144	608,232

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$284,128	$586,555

See notes to financial statements.

B-16

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

5,152,246	41,194,795	23,705	277,605	15,337,527	1,184,232	44,940
10.93	4.96	9.40	15.53	26.00	19.62	41.64

$56,314,048	$204,326,184	$222,828	$4,311,210	$398,775,696	$23,234,640	$1,871,291

36,007	107,946	2,224	3,850	202,541	20,223	6,596

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

$56,258,310	$204,218,238	$220,604	$4,307,180	$398,331,959	$23,203,106	$1,863,505
19,731	—	—	180	241,196	11,311	1,190

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

5,013,012	14,382,065	13,529	314,406	24,255,984	1,888,451	160,164

$10.61 to $11.24	$12.01 to $14.27	$12.22 to $17.56	$13.19 to $13.78	$14.50 to $18.50	$11.54 to $12.34	$11.57 to $12.18

$52,455,140	$206,337,227	$206,451	$3,698,879	$343,774,592	$19,554,734	$1,352,767

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$924,036	$2,429,507	$1,744	$64,860	$4,395,160	$662,367	$6,800

842,944	2,521,224	3,084	70,846	5,258,274	357,671	30,288

81,092	(91,717)	(1,340)	(5,986)	(863,114)	304,696	(23,488)

(2,276,657)	604,984	1,770	3,512	(3,731,848)	(1,416,612)	(21,818)
3,387,975	12,115,661	—	229,448	—	1,500,786	—

1,111,318	12,720,645	1,770	232,960	(3,731,848)	84,174	(21,818)
4,955,233	6,570,393	15,761	346,480	49,327,608	2,978,026	272,227

6,066,551	19,291,038	17,531	579,440	45,595,760	3,062,200	250,409

$6,147,643	$19,199,321	$16,191	$573,454	$44,732,646	$3,366,896	$226,921

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

Assets:
Shares owned in underlying fund	6,546,981	7,448,742
Net asset value per share (NAV)	12.79	29.98

Total Assets (Shares x NAV)	$83,735,882	$223,313,285

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	51,352	120,904

Net Assets	$83,684,530	$223,192,381

Net Assets: Total
Contract value in accumulation period	$83,683,726	$223,101,783
Contracts in Payout (annuitization) period	804	90,598

Net Assets	$83,684,530	$223,192,381

Total Units Outstanding	6,202,863	12,376,223

Unit Value (Accumulation, Lowest to Highest)	$10.96 to $13.22	$12.24 to $18.42

Cost of Shares in Underlying Fund	$80,157,753	$206,553,372

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

2012 Investment Income
Income:
Reinvested dividends	$1,782,312	$860,528
Expenses:
Mortality expense risk and administrative charges	1,241,794	3,039,116

Net investment income/(expense)	540,518	(2,178,588)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	502,258	489,634
Reinvested realized gain distributions	2,262,532	17,800,216

Net realized gain/(loss) on investments	2,764,790	18,289,850
Net change in unrealized appreciation/(depreciation) of investments	5,301	6,767,728

Net realized and unrealized gain/(loss) from investments	2,770,091	25,057,578

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,310,609	$22,878,990

See notes to financial statements.

B-18

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

18,308	359,667	562,838	1,708,181	295,168	141,131	14,890,573
15.95	19.47	11.97	14.37	15.07	17.22	13.31

$292,016	$7,002,710	$6,737,170	$24,546,557	$4,448,180	$2,430,269	$198,193,531

2,277	12,776	11,122	30,369	14,600	8,214	119,509

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

$289,739	$6,989,934	$6,665,531	$24,516,188	$4,433,580	$2,422,055	$198,074,022
—	—	60,517	—	—	—	—

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

19,212	501,332	529,286	1,665,256	275,017	170,366	18,130,883

$12.22 to $15.37	$11.87 to $14.49	$13.03 to $16.73	$14.66 to $14.73	$12.30 to $17.19	$12.52 to $15.96	$9.96 to $11.11

$277,664	$6,810,038	$7,145,765	$22,720,878	$4,269,364	$2,207,319	$196,940,707

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

$4,620	$394,191	$127,929	$2,359	$269,710	$47,800	$4,399,691

4,375	96,894	98,643	88,369	65,248	35,317	2,415,652

245	297,297	29,286	(86,010)	204,462	12,483	1,984,039

(300)	30,448	(268,056)	26,085	19,252	11,120	184,414
917	9,896	—	—	—	—	—

617	40,344	(268,056)	26,085	19,252	11,120	184,414
41,855	436,630	1,366,308	1,825,678	194,198	219,328	(1,616,550)

42,472	476,974	1,098,252	1,851,763	213,450	230,448	(1,432,136)

$42,717	$774,271	$1,127,538	$1,765,753	$417,912	$242,931	$551,903

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

Assets:
Shares owned in underlying fund	1,055,888	5,175,964
Net asset value per share (NAV)	21.64	18.23

Total Assets (Shares x NAV)	$22,849,423	$94,357,825

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	20,319	62,308

Net Assets	$22,829,104	$94,295,517

Net Assets: Total
Contract value in accumulation period	$22,791,754	$94,256,213
Contracts in Payout (annuitization) period	37,350	39,304

Net Assets	$22,829,104	$94,295,517

Total Units Outstanding	1,647,531	5,104,724

Unit Value (Accumulation, Lowest to Highest)	$13.03 to $13.93	$14.33 to $20.16

Cost of Shares in Underlying Fund	$19,094,993	$70,678,507

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

2012 Investment Income
Income:
Reinvested dividends	$372,314	$684,305
Expenses:
Mortality expense risk and administrative charges	348,601	1,263,598

Net investment income/(expense)	23,713	(579,293)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(16,167)	2,389,332
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	(16,167)	2,389,332
Net change in unrealized appreciation/(depreciation) of investments	2,219,037	11,777,387

Net realized and unrealized gain/(loss) from investments	2,202,870	14,166,719

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,226,583	$13,587,426

See notes to financial statements.

B-20

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

3,920,993	15,980	70,911	39,365	126,684	138,947	847,213
13.30	17.63	28.25	22.78	15.01	10.31	19.80

$52,149,212	$281,730	$2,003,226	$896,738	$1,901,529	$1,432,548	$16,774,810

54,921	1,607	7,124	2,934	7,011	4,308	11,879

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

$51,933,636	$279,579	$1,985,323	$880,633	$1,891,562	$1,428,240	$16,700,972
160,655	544	10,779	13,171	2,956	—	61,959

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

4,835,777	21,739	127,483	64,325	122,067	99,786	1,310,038

$10.30 to $10.70	$12.41 to $12.88	$13.87 to $18.50	$12.51 to $13.75	$13.95 to $14.92	$13.41 to $14.35	$12.00 to $12.84

$51,057,961	$212,223	$1,579,907	$819,438	$1,960,181	$1,355,379	$16,240,736

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$994,404	$1,332	$—	$6,398	$—	$79,918	$436,612

484,390	4,168	31,116	13,241	31,316	22,268	268,006

510,014	(2,836)	(31,116)	(6,843)	(31,316)	57,650	168,606

150,481	(14)	75,196	(76)	110,281	48,612	(202,795)
250,380	—	—	—	176,796	—	—

400,861	(14)	75,196	(76)	287,077	48,612	(202,795)
710,315	37,327	217,700	136,297	37,088	18,020	1,581,329

1,111,176	37,313	292,896	136,221	324,165	66,632	1,378,534

$1,621,190	$34,477	$261,780	$129,378	$292,849	$124,282	$1,547,140

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

Assets:
Shares owned in underlying fund	2,226,407	58,871
Net asset value per share (NAV)	27.29	14.22

Total Assets (Shares x NAV)	$60,758,653	$837,150

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	40,283	3,596

Net Assets	$60,718,370	$833,554

Net Assets: Total
Contract value in accumulation period	$60,718,370	$833,554
Contracts in Payout (annuitization) period	—	—

Net Assets	$60,718,370	$833,554

Total Units Outstanding	3,620,735	54,541

Unit Value (Accumulation, Lowest to Highest)	$11.12 to $17.92	$13.16 to $16.26

Cost of Shares in Underlying Fund	$55,285,792	$757,298

STATEMENT OF OPERATIONS

Year Ended December 31, 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

2012 Investment Income
Income:
Reinvested dividends	$3,354,602	$11,357
Expenses:
Mortality expense risk and administrative charges	743,531	12,556

Net investment income/(expense)	2,611,071	(1,199)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,121,434	18,210
Reinvested realized gain distributions	—	6,038

Net realized gain/(loss) on investments	1,121,434	24,248
Net change in unrealized appreciation/(depreciation) of investments	1,856,339	74,834

Net realized and unrealized gain/(loss) from investments	2,977,773	99,082

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,588,844	$97,883

See notes to financial statements.

B-22

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

822,386	390,794	1,850,515	549,886	7,317,058	43,247,131	318,395
7.69	16.04	44.66	2.14	19.96	5.79	10.78

$6,324,149	$6,268,333	$82,643,996	$1,176,755	$146,048,471	$250,400,891	$3,432,296

5,704	6,037	57,340	4,413	83,984	140,829	11,869

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427
—	—	—	—	—	—	—

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

828,794	354,994	4,727,867	66,611	7,757,161	17,409,428	288,693

$7.59 to $7.63	$17.57 to $17.65	$13.19 to $17.57	$13.19 to $18.82	$13.63 to $20.67	$10.74 to $14.86	$10.38 to $12.03

$6,201,212	$6,187,353	$68,097,784	$1,069,196	$123,143,869	$237,338,105	$3,338,631

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

$—	$—	$318,037	$14,916	$390,923	$12,265,731	$58,154

22,704	23,037	1,189,932	19,596	1,726,518	3,188,516	51,148

(22,704)	(23,037)	(871,895)	(4,680)	(1,335,595)	9,077,215	7,006

1,638	(187)	1,941,269	58,327	2,335,388	1,695,856	10,406
—	124,218	—	—	—	2,361,952	—

1,638	124,031	1,941,269	58,327	2,335,388	4,057,808	10,406
122,937	80,980	8,140,768	125,482	15,280,833	10,112,689	110,298

124,575	205,011	10,082,037	183,809	17,616,221	14,170,497	120,704

$101,871	$181,974	$9,210,142	$179,129	$16,280,626	$23,247,712	$127,710

B-23

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

Assets:
Shares owned in underlying fund	309,550	32,051,913	16,358,461
Net asset value per share (NAV)	14.25	11.55	11.79

Total Assets (Shares x NAV)	$4,411,094	$370,199,591	$192,866,258

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	15,763	187,205	103,560

Net Assets	$4,395,331	$370,012,386	$192,762,698

Net Assets: Total
Contract value in accumulation period	$4,395,331	$370,012,386	$192,762,698
Contracts in Payout (annuitization) period	—	—	—

Net Assets	$4,395,331	$370,012,386	$192,762,698

Total Units Outstanding	309,408	29,423,799	13,836,313

Unit Value (Accumulation, Lowest to Highest)	$11.77 to $14.59	$10.97 to $13.11	$12.04 to $14.00

Cost of Shares in Underlying Fund	$4,324,632	$362,161,356	$171,829,049

STATEMENT OF OPERATIONS Year Ended December 31, 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

2012 Investment Income
Income:
Reinvested dividends	$38,533	$7,239,115	$1,805,803
Expenses:
Mortality expense risk and administrative charges	61,503	4,264,116	2,571,531

Net investment income/(expense)	(22,970)	2,974,999	(765,728)

2012 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	42,733	875,800	1,788,027
Reinvested realized gain distributions	228,708	6,859,978	—

Net realized gain/(loss) on investments	271,441	7,735,778	1,788,027
Net change in unrealized appreciation/(depreciation) of investments	6,474	10,249,310	12,964,425

Net realized and unrealized gain/(loss) from investments	277,915	17,985,088	14,752,452

2012 Net Increase/(Decrease) in Net Assets Resulting from Operations	$254,945	$20,960,087	$13,986,724

See notes to financial statements.

B-24

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

1,441,282	1,584	9,330,457	1,322,161	375,424	2,029,716	1,313,677
21.60	20.92	17.30	14.59	40.25	8.54	15.72

$31,131,697	$33,142	$161,416,908	$19,290,333	$15,110,808	$17,328,700	$20,651,008

28,469	656	82,229	17,228	16,923	22,730	21,179

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829
—	—	—	—	—	—	—

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

2,887,098	2,190	10,320,081	1,311,816	371,673	2,044,764	1,323,727

$13.41 to $16.33	$12.58 to $15.66	$12.20 to $15.71	$14.63 to $14.70	$40.44 to $40.62	$8.43 to $8.47	$15.52 to $15.59

$31,048,593	$35,197	$146,554,942	$18,631,885	$15,338,866	$16,597,725	$19,673,025

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

$573,553	$403	$1,245,341	$110,874	$107,273	$—	$—

118,155	632	2,088,014	70,228	54,923	62,730	75,179

455,398	(229)	(842,673)	40,646	52,350	(62,730)	(75,179)

6,636	1,321	1,667,893	655	510	1,108	11,781
—	1,031	—	—	—	—	—

6,636	2,352	1,667,893	655	510	1,108	11,781

65,841	1,620	10,237,946	658,449	(228,058)	730,976	977,983

72,477	3,972	11,905,839	659,104	(227,548)	732,084	989,764

$527,875	$3,743	$11,063,166	$699,750	$(175,198)	$669,354	$914,585

B-25

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(645,080)	$119,918
Net realized gain/(loss) from sale of investments	2,397,134	(11,217)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(26,402,808)	153,900

Net increase/(decrease) resulting from operations	(24,650,754)	262,601

2011 Contract Transactions
Contract purchase payments	74,356,445	1,601,671
Transfers between investment divisions, net	10,328,617	(316,072)
Transfers on account of death	(717,400)	(261,654)
Transfers for annuity benefits, surrenders and partial withdrawals	(6,808,738)	(2,319,876)
Contract fees	(33,367)	(12,543)
Transfers–other	(1,858,000)	(221,234)

Net increase/(decrease) from contract transactions	75,267,557	(1,529,708)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	50,616,803	(1,267,107)
Net Assets at December 31, 2010	201,934,485	40,391,089

Net Assets at December 31, 2011	$252,551,288	$39,123,982

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,092,308	$283,040
Net realized gain/(loss) from sale of investments	4,070,286	480,726
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	35,312,469	5,043,553

Net increase/(decrease) resulting from operations	41,475,063	5,807,319

2012 Contract Transactions
Contract purchase payments	59,085,245	900,272
Transfers between investment divisions, net	(2,312,168)	9,102,858
Transfers on account of death	(1,152,235)	(86,712)
Transfers for annuity benefits, surrenders and partial withdrawals	(7,188,162)	(3,155,917)
Contract fees	(24,142)	(12,395)
Transfers–other	(3,211,285)	(232,098)

Net increase/(decrease) from contract transactions	45,197,253	6,516,008

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	86,672,316	12,323,327
Net Assets at December 31, 2011	252,551,288	39,123,982

Net Assets at December 31, 2012	$339,223,604	$51,447,309

See notes to financial statements.

B-26

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Partners VIP Series	RS Small Cap Growth Equity VIP Series	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

$1,078,714	$1,388,066	$(86,767)	$(224,582)	$(173,973)	$(344,754)	$7,638,824
(250,146)	359,855	2,589	(343,865)	(159,923)	(1,593,430)	3,252,206
—	64,167	—	—	465,593	2,617,167	3,127,637
(264,247)	(1,426,332)	(461,741)	97,824	(7,208,547)	(6,181,163)	2,388,236

564,321	385,756	(545,919)	(470,623)	(7,076,850)	(5,502,180)	16,406,903

601,392	43,721,673	1,384,592	556,911	594,137	1,766,516	67,525,970
(1,287,592)	4,269,750	202,636	(544,485)	1,632,551	(1,501,759)	(2,847,732)
(128,248)	(207,752)	—	(135,756)	(372,298)	(230,339)	(1,253,097)
(944,386)	(2,981,498)	(482,033)	(1,160,206)	(2,826,084)	(2,690,779)	(11,799,105)
(4,485)	(14,706)	(2,028)	(5,171)	(13,568)	(11,005)	(50,207)
(92,980)	(817,526)	(4,921)	(50,108)	(352,255)	(26,664)	(2,315,483)

(1,856,299)	43,969,941	1,098,246	(1,338,815)	(1,337,517)	(2,694,030)	49,260,346

—	—	—	—	—	—	—

(1,291,978)	44,355,697	552,327	(1,809,438)	(8,414,367)	(8,196,210)	65,667,249
18,945,944	79,800,867	5,273,369	14,838,899	57,627,466	26,714,480	260,919,066

$17,653,966	$124,156,564	$5,825,696	$13,029,461	$49,213,099	$18,518,270	$326,586,315

$936,995	$1,210,319	$(33,354)	$(219,809)	$(190,996)	$(172,500)	$6,510,586
(31,072)	179,369	616,290	48,710	(1,725,576)	(1,915,925)	2,691,862
—	75,172	—	—	—	649,589	6,531,863
1,338,919	955,277	(185,319)	1,955,312	10,300,187	3,550,413	1,877,168

2,244,842	2,420,137	397,617	1,784,213	8,383,615	2,111,577	17,611,479

524,076	52,251,709	523,854	507,214	572,477	1,132,249	79,767,547
483,374	15,389,633	(6,590,673)	352,498	79,232	(315,811)	21,709,636
(78,832)	(641,354)	(2,050)	(17,111)	(288,418)	(132,850)	(1,624,025)
(1,616,479)	(4,307,411)	(151,773)	(1,233,023)	(3,157,061)	(2,642,950)	(15,090,413)
(4,798)	(19,962)	(792)	(5,094)	(12,766)	(9,630)	(56,013)
(138,430)	(1,538,498)	(1,879)	(53,701)	(372,015)	(25,642)	(3,486,330)

(831,089)	61,134,117	(6,223,313)	(449,217)	(3,178,551)	(1,994,634)	81,220,402

—	—	—	—	—	—	—

1,413,753	63,554,254	(5,825,696)	1,334,996	5,205,064	116,943	98,831,881
17,653,966	124,156,564	5,825,696	13,029,461	49,213,099	18,518,270	326,586,315

$19,067,719	$187,710,818	$—	$14,364,457	$54,418,163	$18,635,213	$425,418,196

B-27

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	RS Global Natural Resources VIP Series	RS Value VIP Series

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(85,324)	$(6,376)
Net realized gain/(loss) from sale of investments	640,253	30,267
Reinvested realized gain distributions	—	32,307
Net change in unrealized appreciation/(depreciation) of investments	(1,119,288)	(116,365)

Net increase/(decrease) resulting from operations	(564,359)	(60,167)

2011 Contract Transactions
Contract purchase payments	841,296	19,559
Transfers between investment divisions, net	399,708	88,156
Transfers on account of death	(94,177)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(385,747)	(44,451)
Contract fees	(2,331)	(184)
Transfers–other	(3,087)	(1,233)

Net increase/(decrease) from contract transactions	755,662	61,847

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	191,303	1,680
Net Assets at December 31, 2010	5,088,427	404,803

Net Assets at December 31, 2011	$5,279,730	$406,483

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(26,971)	$(1,677)
Net realized gain/(loss) from sale of investments	247,705	(28,199)
Reinvested realized gain distributions	—	2,053
Net change in unrealized appreciation/(depreciation) of investments	(221,164)	46,336

Net increase/(decrease) resulting from operations	(430)	18,513

2012 Contract Transactions
Contract purchase payments	295,168	1,965
Transfers between investment divisions, net	(5,257,696)	(425,068)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(314,272)	(1,465)
Contract fees	(705)	(46)
Transfers–other	(1,795)	(382)

Net increase/(decrease) from contract transactions	(5,279,300)	(424,996)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(5,279,730)	(406,483)
Net Assets at December 31, 2011	5,279,730	406,483

Net Assets at December 31, 2012	$—	$—

See notes to financial statements.

B-28

Investment Divisions
RS Money Market VIP Series	Gabelli Capital Asset	Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco Van Kampen V.I. American Franchise Series II	Invesco Van Kampen V.I. Value Opportunities Series II	Invesco V.I. Global Real Estate Series II

$(275,620)	$(123,922)	$(16,761)	$(70,110)	$(169,319)	$(16,444)	$8,785
—	61,749	(282,177)	(236,010)	(54,066)	(392,915)	6,406
—	20,398	—	—	—	—	—
—	(120,439)	336,642	457,789	(825,859)	326,484	(47,218)

(275,620)	(162,214)	37,704	151,669	(1,049,244)	(82,875)	(32,027)

14,698,457	130,173	43,137	371,412	61,544	32,641	159,820
(387,526)	(708,909)	(89,356)	(137,724)	407,879	(59,202)	13,820
(302,592)	(35,575)	—	(23,236)	(28,864)	(14,688)	(7,537)
(3,216,619)	(1,363,167)	(47,277)	(611,013)	(757,539)	(198,905)	(24,794)
(11,365)	(5,541)	(362)	(4,293)	(3,737)	(879)	(80)
6,954	(17,772)	(3,740)	(13,995)	(68,367)	(3,341)	(4)

10,787,309	(2,000,791)	(97,598)	(418,849)	(389,084)	(244,374)	141,225

212	—	—	—	—	—	—

10,511,901	(2,163,005)	(59,894)	(267,180)	(1,438,328)	(327,249)	109,198
18,535,581	11,678,128	1,097,577	7,143,438	11,976,210	1,641,690	256,882

$29,047,482	$9,515,123	$1,037,683	$6,876,258	$10,537,882	$1,314,441	$366,080

$(413,671)	$(12,307)	$(15,693)	$(67,138)	$(166,148)	$(6,115)	$(5,778)
—	62,686	62,285	(104,409)	(50,541)	(67,995)	5,211
—	731,531	—	129,644	—	—	—
—	574,090	84,105	961,658	1,378,627	276,261	114,566

(413,671)	1,356,000	130,697	919,755	1,161,938	202,151	113,999

1,720,434	112,347	25,382	262,663	71,654	28,175	88,893
(114,136)	(53,061)	(118,655)	188,917	101,024	(33,219)	126,064
(79,164)	(63,254)	—	(18,420)	(17,268)	—	—
(4,653,959)	(1,287,935)	(93,596)	(940,409)	(1,052,226)	(91,753)	(17,991)
(13,554)	(5,507)	(401)	(4,320)	(3,565)	(770)	(134)
28,444	(18,360)	(2,344)	(15,317)	(68,263)	(5,259)	40

(3,111,935)	(1,315,770)	(189,614)	(526,886)	(968,644)	(102,826)	196,872

180,679	—	—	—	—	—	—

(3,344,927)	40,230	(58,917)	392,869	193,294	99,325	310,871
29,047,482	9,515,123	1,037,683	6,876,258	10,537,882	1,314,441	366,080

$25,702,555	$9,555,353	$978,766	$7,269,127	$10,731,176	$1,413,766	$676,951

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$58,792	$(57,244)
Net realized gain/(loss) from sale of investments	(54,993)	(67,475)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	462,638	(223,755)

Net increase/(decrease) resulting from operations	466,437	(348,474)

2011 Contract Transactions
Contract purchase payments	89,654	5,743,058
Transfers between investment divisions, net	3,660,073	801,027
Transfers on account of death	(10,013)	(6,588)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,072,568)	(252,945)
Contract fees	(2,703)	(1,210)
Transfers–other	(26,633)	(3,282)

Net increase/(decrease) from contract transactions	2,637,810	6,280,060

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	3,104,247	5,931,586
Net Assets at December 31, 2010	5,371,626	2,239,884

Net Assets at December 31, 2011	$8,475,873	$8,171,470

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$97,113	$(249,565)
Net realized gain/(loss) from sale of investments	(49,119)	(55,924)
Reinvested realized gain distributions	—	178,069
Net change in unrealized appreciation/(depreciation) of investments	3,745	1,274,129

Net increase/(decrease) resulting from operations	51,739	1,146,709

2012 Contract Transactions
Contract purchase payments	73,903	13,391,849
Transfers between investment divisions, net	(531,080)	2,764,136
Transfers on account of death	(18,118)	(13,321)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,112,448)	(346,096)
Contract fees	(2,784)	(2,029)
Transfers–other	(25,679)	(107,095)

Net increase/(decrease) from contract transactions	(1,616,206)	15,687,444

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(1,564,467)	16,834,153
Net Assets at December 31, 2011	8,475,873	8,171,470

Net Assets at December 31, 2012	$6,911,406	$25,005,623

See notes to financial statements.

B-30

Investment Divisions
Invesco V.I. Core Equity Series II	Invesco V.I. International Growth Series II	Invesco V.I. Small Cap Equity Series II	Invesco Van Kampen V.I. Comstock Series II	Invesco Van Kampen V.I. American Value Series II	Invesco Van Kampen V.I. Government Series II	Invesco Van Kampen V.I. Growth and Income Series II

$(5,043)	$(81,760)	$(31,679)	$(97,681)	$(7,779)	$127,021	$(41,070)
17,878	(559)	(9,485)	(3,834)	7,989	(108,967)	(128,196)
—	—	—	—	—	—	—
(148,093)	(634,632)	122,190	332,123	202,729	70	(127,161)

(135,258)	(716,951)	81,026	230,608	202,939	18,124	(296,427)

18,850,407	17,894,202	6,550,761	20,534,742	5,760,151	10,218	81,489
2,487,300	2,097,493	833,184	2,949,574	764,949	(3,464,244)	(114,562)
(36,037)	(5,265)	—	—	—	—	(81,543)
(79,624)	(81,287)	(23,230)	(72,051)	(69,368)	(210,243)	(595,584)
(220)	(8)	(5)	(14)	(80)	(379)	(3,784)
672	(188)	685	(54)	568	(609)	(24,773)

21,222,498	19,904,947	7,361,395	23,412,197	6,456,220	(3,665,257)	(738,757)

—	—	—	—	—	—	—

21,087,240	19,187,996	7,442,421	23,642,805	6,659,159	(3,647,133)	(1,035,184)
380,451	—	—	—	107,440	3,647,133	8,718,706

$21,467,691	$19,187,996	$7,442,421	$23,642,805	$6,766,599	$—	$7,683,522

$(188,488)	$55,133	$(257,479)	$215,295	$(102,207)	$—	$(20,656)
717	(45,120)	(8,900)	122,283	63,708	—	(32,070)
—	—	—	—	—	—	—
4,697,290	5,227,208	2,008,633	7,284,730	1,816,782	—	969,318

4,509,519	5,237,221	1,742,254	7,622,308	1,778,283	—	916,592

44,533,308	37,090,773	15,572,502	48,728,622	13,446,932	—	70,353
7,679,274	5,751,565	2,599,601	5,209,592	1,391,816	—	(247,737)
(167,217)	(32,730)	—	—	—	—	(35,078)
(548,694)	(461,345)	(178,747)	(566,034)	(161,277)	—	(991,130)
(3,345)	(2,616)	(1,117)	(3,457)	(1,043)	—	(3,594)
(340,271)	(311,677)	(118,229)	(377,070)	(102,307)	—	(23,979)

51,153,055	42,033,970	17,874,010	52,991,653	14,574,121	—	(1,231,165)

—	—	—	—	—	—	—

55,662,574	47,271,191	19,616,264	60,613,961	16,352,404	—	(314,573)
21,467,691	19,187,996	7,442,421	23,642,805	6,766,599	—	7,683,522

$77,130,265	$66,459,187	$27,058,685	$84,256,766	$23,119,003	$—	$7,368,949

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(36,746)	$(11,248)
Net realized gain/(loss) from sale of investments	71,223	(248,508)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(95,067)	353,403

Net increase/(decrease) resulting from operations	(60,590)	93,647

2011 Contract Transactions
Contract purchase payments	169,648	50,073
Transfers between investment divisions, net	140,094	(74,682)
Transfers on account of death	(31,105)	(15,825)
Transfers for annuity benefits, surrenders and partial withdrawals	(173,821)	(269,321)
Contract fees	(1,264)	(1,524)
Transfers–other	(4,416)	(5,313)

Net increase/(decrease) from contract transactions	99,136	(316,592)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	38,546	(222,945)
Net Assets at December 31, 2010	2,296,558	2,247,807

Net Assets at December 31, 2011	$2,335,104	$2,024,862

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(28,273)	$(4,996)
Net realized gain/(loss) from sale of investments	165,427	(218,053)
Reinvested realized gain distributions	987	—
Net change in unrealized appreciation/(depreciation) of investments	247,727	511,308

Net increase/(decrease) resulting from operations	385,868	288,259

2012 Contract Transactions
Contract purchase payments	210,177	61,809
Transfers between investment divisions, net	62,049	(33,598)
Transfers on account of death	(907)	(1,369)
Transfers for annuity benefits, surrenders and partial withdrawals	(231,593)	(289,717)
Contract fees	(1,452)	(1,458)
Transfers–other	(6,155)	(7,349)

Net increase/(decrease) from contract transactions	32,119	(271,682)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	417,987	16,577
Net Assets at December 31, 2011	2,335,104	2,024,862

Net Assets at December 31, 2012	$2,753,091	$2,041,439

See notes to financial statements.

B-32

Investment Divisions
Alliance Bernstein VPS International Value Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Alliance Bernstein VPS Dynamic Asset Allocation Class B	BlackRock Capital Appreciation V. I. Class III

$908,796	$(26,262)	$(19,897)	$(18,093)	$(5,973)	$—	$(52,042)
429,005	(33,299)	(51,398)	(1,208,505)	(169,565)	—	(1,940)
—	—	—	591,626	—	—	733,727
(9,037,844)	(40,990)	(390,087)	971,040	90,658	—	(1,736,749)

(7,700,043)	(100,551)	(461,382)	336,068	(84,880)	—	(1,057,004)

7,012,164	32,513	66,512	64,669	23,331	—	31,052,679
5,598,625	4,699	(192,208)	(224,312)	(106,124)	—	2,413,180
(73,143)	(7,425)	(5,987)	(34,491)	—	—	(18,661)
(587,051)	(124,406)	(61,642)	(783,881)	(104,504)	—	(156,410)
(4,134)	(634)	(787)	(2,563)	(615)	—	(5)
(303,018)	(4,145)	(4,706)	(8,280)	(3,835)	—	(582)

11,643,443	(99,398)	(198,818)	(988,858)	(191,747)	—	33,290,201

—	—	—	—	—	—	—

3,943,400	(199,949)	(660,200)	(652,790)	(276,627)	—	32,233,197
26,982,986	1,826,468	1,964,912	5,511,042	1,700,958	—	—

$30,926,386	$1,626,519	$1,304,712	$4,858,252	$1,424,331	$—	$32,233,197

$(8,786)	$(25,752)	$(21,627)	$(37,513)	$189	$(6)	$(392,766)
79,828	9,663	(19,336)	(110,791)	(187,448)	(1)	(63,934)
—	—	—	616,309	—	—	1,252,837
4,008,045	250,939	191,834	421,958	363,852	72	4,468,153

4,079,087	234,850	150,871	889,963	176,593	65	5,264,290

330,169	38,967	29,106	63,038	20,531	2,648	56,831,803
2,215,122	(139,307)	16,167	121,219	(82,822)	—	10,062,824
(58,712)	(1,917)	—	(62,322)	—	—	(309,576)
(590,577)	(82,984)	(66,646)	(577,637)	(210,649)	(294)	(744,666)
(4,806)	(599)	(678)	(2,593)	(609)	—	(3,986)
(434,081)	(6,687)	(6,370)	(11,347)	(5,930)	—	(531,712)

1,457,115	(192,527)	(28,421)	(469,642)	(279,479)	2,354	65,304,687

—	—	—	—	—	—	—

5,536,202	42,323	122,450	420,321	(102,886)	2,419	70,568,977
30,926,386	1,626,519	1,304,712	4,858,252	1,424,331	—	32,233,197

$36,462,588	$1,668,842	$1,427,162	$5,278,573	$1,321,445	$2,419	$102,802,174

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	BlackRock Global Allocation V.I. Class III	BlackRock Large Cap Core V.I. Class III

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$20,632	$(202,807)
Net realized gain/(loss) from sale of investments	20,768	2,896,736
Reinvested realized gain distributions	54,604	—
Net change in unrealized appreciation/(depreciation) of investments	(228,952)	(3,044,721)

Net increase/(decrease) resulting from operations	(132,948)	(350,792)

2011 Contract Transactions
Contract purchase payments	821,692	68,008,361
Transfers between investment divisions, net	296,035	356,830
Transfers on account of death	(31,785)	(241,796)
Transfers for annuity benefits, surrenders and partial withdrawals	(129,047)	(2,162,038)
Contract fees	(732)	(12,827)
Transfers–other	350	(929,378)

Net increase/(decrease) from contract transactions	956,513	65,019,152

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	823,565	64,668,360
Net Assets at December 31, 2010	1,352,673	80,706,503

Net Assets at December 31, 2011	$2,176,238	$145,374,863

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(864)	$(55,228)
Net realized gain/(loss) from sale of investments	23,133	2,272,830
Reinvested realized gain distributions	9,795	—
Net change in unrealized appreciation/(depreciation) of investments	158,802	15,382,691

Net increase/(decrease) resulting from operations	190,866	17,600,293

2012 Contract Transactions
Contract purchase payments	657,710	66,550,462
Transfers between investment divisions, net	308,168	7,791,525
Transfers on account of death	(239,612)	(498,966)
Transfers for annuity benefits, surrenders and partial withdrawals	(110,981)	(2,891,814)
Contract fees	(959)	(20,934)
Transfers–other	7,084	(2,109,330)

Net increase/(decrease) from contract transactions	621,410	68,820,943

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	812,276	86,421,236
Net Assets at December 31, 2011	2,176,238	145,374,863

Net Assets at December 31, 2012	$2,988,514	$231,796,099

See notes to financial statements.

B-34

Investment Divisions
BlackRock Large Cap Value V.I. Class III	Columbia Variable Portfolio- Asset Allocation Class 2	Columbia Variable Portfolio- Small Cap Value Class 2	Columbia Variable Portfolio- Small Company Growth Class 2	Columbia Variable Portfolio- Marsico 21st Century Class 2	Columbia Variable Portfolio- Marsico Growth Class 2	Columbia Variable Portfolio- Seligman Global Technology Class 2

$(3,370)	$4,359	$(188,702)	$(6,364)	$(1,946)	$(8,773)	$(432,688)
9,061	5,250	692,667	35,924	8,956	8,922	655,101
—	—	3,830,011	—	—	—	—
(48,321)	(30,062)	(6,892,292)	(61,506)	(20,320)	(34,542)	(2,359,058)

(42,630)	(20,453)	(2,558,316)	(31,946)	(13,310)	(34,393)	(2,136,645)

373,986	53,228	17,153,018	135,955	2,537	172,027	15,198,383
57,558	2,525	1,114,677	(22,717)	1,187	(1,368)	926,912
(60,504)	—	(79,016)	(5,533)	—	—	(60,769)
(6,392)	(8,245)	(714,029)	(61,687)	(49,677)	(12,758)	(573,837)
(121)	(407)	(4,118)	(79)	(56)	(65)	(3,680)
—	3	(295,057)	2	—	—	(266,702)

364,527	47,104	17,175,475	45,941	(46,009)	157,836	15,220,307

—	—	—	—	—	—	—

321,897	26,651	14,617,159	13,995	(59,319)	123,443	13,083,662
596,228	668,683	28,688,693	322,574	162,824	408,445	23,091,126

$918,125	$695,334	$43,305,852	$336,569	$103,505	$531,888	$36,174,788

$(7,015)	$3,527	$(668,202)	$(6,185)	$(3,858)	$(7,743)	$(696,181)
46,507	28,707	1,088,969	42,749	(6,712)	51,650	814,034
—	—	2,767,208	—	—	—	91,319
64,173	45,656	2,187,798	(2,628)	5,997	8,342	1,295,564

103,665	77,890	5,375,773	33,936	(4,573)	52,249	1,504,736

162,457	228,234	20,167,906	26,187	197,361	42,324	11,750,219
(179,427)	19,488	3,996,104	(179,170)	391	(122,833)	5,779,401
(78,149)	(171,483)	(147,882)	—	(154,822)	(22,892)	(73,774)
(9,424)	(20,279)	(931,117)	(6,830)	(10,187)	(27,085)	(716,401)
(237)	(457)	(6,163)	(141)	(71)	(104)	(5,350)
1,672	5,740	(594,952)	2	6,044	948	(517,109)

(103,108)	61,243	22,483,896	(159,952)	38,716	(129,642)	16,216,986

—	—	—	—	—	—	—

557	139,133	27,859,669	(126,016)	34,143	(77,393)	17,721,722
918,125	695,334	43,305,852	336,569	103,505	531,888	36,174,788

$918,682	$834,467	$71,165,521	$210,553	$137,648	$454,495	$53,896,510

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Davis Financial	Davis Real Estate

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(3,465)	$(9,275)
Net realized gain/(loss) from sale of investments	(95,752)	(641,440)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(69,573)	923,282

Net increase/(decrease) resulting from operations	(168,790)	272,567

2011 Contract Transactions
Contract purchase payments	143,633	56,577
Transfers between investment divisions, net	2,249	(3,286)
Transfers on account of death	—	(4,511)
Transfers for annuity benefits, surrenders and partial withdrawals	(114,394)	(369,178)
Contract fees	(867)	(2,133)
Transfers–other	(296)	(6,098)

Net increase/(decrease) from contract transactions	30,325	(328,629)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(138,465)	(56,062)
Net Assets at December 31, 2010	1,807,236	3,914,638

Net Assets at December 31, 2011	$1,668,771	$3,858,576

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$6,984	$(21,677)
Net realized gain/(loss) from sale of investments	(14,597)	(102,124)
Reinvested realized gain distributions	11,673	—
Net change in unrealized appreciation/(depreciation) of investments	280,068	710,356

Net increase/(decrease) resulting from operations	284,128	586,555

2012 Contract Transactions
Contract purchase payments	95,794	57,772
Transfers between investment divisions, net	(8,549)	140,395
Transfers on account of death	(12,384)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(154,906)	(486,639)
Contract fees	(887)	(2,239)
Transfers–other	(3,790)	(6,285)

Net increase/(decrease) from contract transactions	(84,722)	(296,996)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	199,406	289,559
Net Assets at December 31, 2011	1,668,771	3,858,576

Net Assets at December 31, 2012	$1,868,177	$4,148,135

See notes to financial statements.

B-36

Investment Divisions
Davis Value	Wells Fargo Advantage VT International Equity Class 2	Wells Fargo Advantage VT Small Cap Value Class 2	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

$(360,924)	$(1,356,723)	$(616)	$(8,861)	$(1,536,646)	$185,158	$(30,436)
(1,231,746)	599,541	5,642	65,041	(4,157,764)	(1,092,703)	(65,927)
4,266,701	4,493,147	—	12,943	—	—	7,153
(5,812,608)	(20,405,519)	(9,556)	(329,975)	(5,965,817)	773,130	62,795

(3,138,577)	(16,669,554)	(4,530)	(260,852)	(11,660,227)	(134,415)	(26,415)

372,464	55,248,218	52,337	66,843	70,208,347	123,928	27,565
(45,763)	14,235,542	350	(175,147)	2,396,625	(662,761)	6,563
(337,821)	(187,400)	—	(39,817)	(1,147,784)	(93,286)	(9,096)
(2,799,188)	(2,020,862)	(1,696)	(697,940)	(11,100,135)	(1,695,481)	(262,498)
(12,058)	(11,867)	(52)	(3,017)	(49,370)	(6,576)	(1,492)
(402,961)	(880,365)	112	(7,210)	(1,876,109)	(151,029)	(4,211)

(3,225,327)	66,383,266	51,051	(856,288)	58,431,574	(2,485,205)	(243,169)

—	—	—	—	—	—	—

(6,363,904)	49,713,712	46,521	(1,117,140)	46,771,347	(2,619,620)	(269,584)
60,710,260	79,137,525	54,485	5,626,714	243,951,404	25,859,819	2,107,337

$54,346,356	$128,851,237	$101,006	$4,509,574	$290,722,751	$23,240,199	$1,837,753

$81,092	$(91,717)	$(1,340)	$(5,986)	$(863,114)	$304,696	$(23,488)
(2,276,657)	604,984	1,770	3,512	(3,731,848)	(1,416,612)	(21,818)
3,387,975	12,115,661	—	229,448	—	1,500,786	—
4,955,233	6,570,393	15,761	346,480	49,327,608	2,978,026	272,227

6,147,643	19,199,321	16,191	573,454	44,732,646	3,366,896	226,921

349,744	45,858,005	85,698	43,820	81,884,799	84,928	43,667
(472,161)	15,104,430	22,698	71,922	(1,134,737)	(1,323,553)	85,148
(260,792)	(398,314)	—	(20,135)	(868,173)	(188,788)	—
(3,396,864)	(2,505,659)	(5,226)	(863,393)	(13,583,267)	(1,806,087)	(324,183)
(11,381)	(18,089)	(93)	(2,633)	(56,353)	(6,439)	(1,388)
(424,504)	(1,872,693)	330	(5,249)	(3,124,511)	(152,739)	(3,223)

(4,215,958)	56,167,680	103,407	(775,668)	63,117,758	(3,392,678)	(199,979)

—	—	—	—	—	—	—

1,931,685	75,367,001	119,598	(202,214)	107,850,404	(25,782)	26,942
54,346,356	128,851,237	101,006	4,509,574	290,722,751	23,240,199	1,837,753

$56,278,041	$204,218,238	$220,604	$4,307,360	$398,573,155	$23,214,417	$1,864,695

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,233,739	$(2,279,139)
Net realized gain/(loss) from sale of investments	791,473	(81,212)
Reinvested realized gain distributions	2,239,087	316,343
Net change in unrealized appreciation/(depreciation) of investments	308,229	(18,926,151)

Net increase/(decrease) resulting from operations	4,572,528	(20,970,159)

2011 Contract Transactions
Contract purchase payments	1,163,968	42,851,063
Transfers between investment divisions, net	(1,744,390)	9,088,586
Transfers on account of death	(456,784)	(606,897)
Transfers for annuity benefits, surrenders and partial withdrawals	(3,637,795)	(6,120,100)
Contract fees	(14,231)	(29,319)
Transfers–other	(618,191)	(1,123,097)

Net increase/(decrease) from contract transactions	(5,307,423)	44,060,236

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(734,895)	23,090,077
Net Assets at December 31, 2010	82,195,920	143,261,450

Net Assets at December 31, 2011	$81,461,025	$166,351,527

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$540,518	$(2,178,588)
Net realized gain/(loss) from sale of investments	502,258	489,634
Reinvested realized gain distributions	2,262,532	17,800,216
Net change in unrealized appreciation/(depreciation) of investments	5,301	6,767,728

Net increase/(decrease) resulting from operations	3,310,609	22,878,990

2012 Contract Transactions
Contract purchase payments	1,039,107	33,684,525
Transfers between investment divisions, net	3,070,479	9,599,847
Transfers on account of death	(291,364)	(530,195)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,200,331)	(6,861,182)
Contract fees	(13,757)	(33,129)
Transfers–other	(691,238)	(1,898,002)

Net increase/(decrease) from contract transactions	(1,087,104)	33,961,864

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	2,223,505	56,840,854
Net Assets at December 31, 2011	81,461,025	166,351,527

Net Assets at December 31, 2012	$83,684,530	$223,192,381

See notes to financial statements.

B-38

Investment Divisions
Fidelity VIP Overseas Service Class 2	Templeton Global Bond Securities Class 2	Templeton Growth Securities Class 2	Templeton Foreign Securities Class 2	Franklin Income Securities Class 2	Mutual Shares Securities Class 2	Franklin U.S. Government Class 2

$(836)	$151,651	$(14,553)	$—	$131,069	$17,985	$1,776,985
5,726	64,202	(312,088)	—	39,907	5,758	191,825
441	25,004	—	—	—	—	—
(55,506)	(430,439)	(254,839)	—	(174,112)	(67,265)	2,336,985

(50,175)	(189,582)	(581,480)	—	(3,136)	(43,522)	4,305,795

52,522	2,692,530	293,280	—	1,182,762	791,978	48,447,114
10,234	209,690	(54,486)	—	169,190	45,582	2,173,947
(21,209)	—	(43,014)	—	(94,914)	—	(194,675)
(8,881)	(170,499)	(884,034)	—	(276,183)	(21,029)	(2,243,863)
(51)	(594)	(3,036)	—	(496)	(168)	(12,682)
384	(93)	(19,026)	—	(610)	(16)	(912,067)

32,999	2,731,034	(710,316)	—	979,749	816,347	47,257,774

—	—	—	—	—	—	—

(17,176)	2,541,452	(1,291,796)	—	976,613	772,825	51,563,569
238,967	2,737,283	7,462,662	—	2,512,685	966,892	75,621,604

$221,791	$5,278,735	$6,170,866	$—	$3,489,298	$1,739,717	$127,185,173

$245	$297,297	$29,286	$(86,010)	$204,462	$12,483	$1,984,039
(300)	30,448	(268,056)	26,085	19,252	11,120	184,414
917	9,896	—	—	—	—	—
41,855	436,630	1,366,308	1,825,678	194,198	219,328	(1,616,550)

42,717	774,271	1,127,538	1,765,753	417,912	242,931	551,903

45,690	989,525	236,821	21,062,256	651,065	389,120	57,531,051
16,784	198,871	(59,012)	1,788,581	164,630	76,817	18,145,624
—	(75,770)	(4,818)	(10,821)	(119,617)	—	(571,198)
(37,209)	(175,283)	(718,129)	(90,467)	(170,203)	(25,729)	(3,045,550)
(140)	(1,065)	(2,774)	(4)	(1,034)	(381)	(17,941)
106	650	(24,444)	890	1,529	(420)	(1,705,040)

25,231	936,928	(572,356)	22,750,435	526,370	439,407	70,336,946

—	—	—	—	—	—	—

67,948	1,711,199	555,182	24,516,188	944,282	682,338	70,888,849
221,791	5,278,735	6,170,866	—	3,489,298	1,739,717	127,185,173

$289,739	$6,989,934	$6,726,048	$24,516,188	$4,433,580	$2,422,055	$198,074,022

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,070)	$(543,158)
Net realized gain/(loss) from sale of investments	(159,177)	412,327
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,158,359	(3,076,954)

Net increase/(decrease) resulting from operations	993,112	(3,207,785)

2011 Contract Transactions
Contract purchase payments	94,279	15,533,025
Transfers between investment divisions, net	589,573	2,966
Transfers on account of death	(147,667)	(195,849)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,603,616)	(2,352,664)
Contract fees	(5,208)	(10,903)
Transfers–other	(122,223)	(514,234)

Net increase/(decrease) from contract transactions	(1,194,862)	12,462,341

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(201,750)	9,254,556
Net Assets at December 31, 2010	22,765,131	64,830,883

Net Assets at December 31, 2011	$22,563,381	$74,085,439

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$23,713	$(579,293)
Net realized gain/(loss) from sale of investments	(16,167)	2,389,332
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,219,037	11,777,387

Net increase/(decrease) resulting from operations	2,226,583	13,587,426

2012 Contract Transactions
Contract purchase payments	76,618	12,011,138
Transfers between investment divisions, net	121,751	(1,524,386)
Transfers on account of death	(46,459)	(234,182)
Transfers for annuity benefits, surrenders and partial withdrawals	(1,961,007)	(2,817,877)
Contract fees	(4,963)	(12,611)
Transfers–other	(146,800)	(799,430)

Net increase/(decrease) from contract transactions	(1,960,860)	6,622,652

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	265,723	20,210,078
Net Assets at December 31, 2011	22,563,381	74,085,439

Net Assets at December 31, 2012	$22,829,104	$94,295,517

See notes to financial statements.

B-40

Investment Divisions
MFS Research Bond Service Class	MFS Core Equity Service Class	MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Series Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$30,311	$(2,066)	$(27,242)	$(6,560)	$(36,396)	$58,310	$160,414
82,378	(1,542)	27,343	1,191	404,728	5,711	(371,261)
43,862	—	—	—	274,252	—	—
56,829	(3,379)	(28,612)	(26,929)	(900,074)	(22,777)	230,255

213,380	(6,987)	(28,511)	(32,298)	(257,490)	41,244	19,408

6,583,320	22,752	237,848	8,233	18,948	31,748	209,618
539,837	5,270	(119,567)	(12,129)	29,128	94,728	(374,017)
(9,012)	—	(21,890)	—	—	(27,181)	(324,649)
(273,590)	(7,299)	(114,157)	(44,750)	(402,700)	(192,844)	(2,406,406)
(1,051)	(201)	(1,184)	(604)	(740)	(502)	(7,950)
(17,271)	(92)	(3,511)	(1,827)	(5,112)	(2,427)	(31,348)

6,822,233	20,430	(22,461)	(51,077)	(360,476)	(96,478)	(2,934,752)

—	—	—	—	—	—	—

7,035,613	13,443	(50,972)	(83,375)	(617,966)	(55,234)	(2,915,344)
3,634,223	226,694	1,790,317	864,342	2,259,806	1,480,477	20,733,105

$10,669,836	$240,137	$1,739,345	$780,967	$1,641,840	$1,425,243	$17,817,761

$510,014	$(2,836)	$(31,116)	$(6,843)	$(31,316)	$57,650	$168,606
150,481	(14)	75,196	(76)	110,281	48,612	(202,795)
250,380	—	—	—	176,796	—	—
710,315	37,327	217,700	136,297	37,088	18,020	1,581,329

1,621,190	34,477	261,780	129,378	292,849	124,282	1,547,140

35,040,511	9,702	232,637	7,519	13,338	22,530	133,547
5,960,095	3,716	(42,326)	15,011	39,046	52,627	(75,133)
(113,537)	—	(81,687)	(1,515)	—	—	(91,068)
(942,879)	(7,623)	(112,112)	(35,346)	(85,914)	(194,601)	(2,531,891)
(1,851)	(159)	(1,163)	(524)	(694)	(605)	(7,463)
(139,074)	(127)	(372)	(1,686)	(5,947)	(1,236)	(29,962)

39,803,265	5,509	(5,023)	(16,541)	(40,171)	(121,285)	(2,601,970)

—	—	—	—	—	—	—

41,424,455	39,986	256,757	112,837	252,678	2,997	(1,054,830)
10,669,836	240,137	1,739,345	780,967	1,641,840	1,425,243	17,817,761

$52,094,291	$280,123	$1,996,102	$893,804	$1,894,518	$1,428,240	$16,762,931

B-41

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	MFS Utilities Service Class	MFS Value Service Class

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$526,907	$(830)
Net realized gain/(loss) from sale of investments	731,405	13,658
Reinvested realized gain distributions	—	2,599
Net change in unrealized appreciation/(depreciation) of investments	104,279	(37,603)

Net increase/(decrease) resulting from operations	1,362,591	(22,176)

2011 Contract Transactions
Contract purchase payments	15,652,381	361,167
Transfers between investment divisions, net	(753,177)	7,003
Transfers on account of death	(80,803)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(627,893)	(29,859)
Contract fees	(3,888)	(126)
Transfers–other	(265,822)	(94)

Net increase/(decrease) from contract transactions	13,920,798	338,091

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	15,283,389	315,915
Net Assets at December 31, 2010	23,113,105	363,896

Net Assets at December 31, 2011	$38,396,494	$679,811

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,611,071	$(1,199)
Net realized gain/(loss) from sale of investments	1,121,434	18,210
Reinvested realized gain distributions	—	6,038
Net change in unrealized appreciation/(depreciation) of investments	1,856,339	74,834

Net increase/(decrease) resulting from operations	5,588,844	97,883

2012 Contract Transactions
Contract purchase payments	17,494,089	86,141
Transfers between investment divisions, net	691,992	7,270
Transfers on account of death	(117,865)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(807,055)	(37,386)
Contract fees	(5,721)	(157)
Transfers–other	(522,408)	(8)

Net increase/(decrease) from contract transactions	16,733,032	55,860

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	22,321,876	153,743
Net Assets at December 31, 2011	38,396,494	679,811

Net Assets at December 31, 2012	$60,718,370	$833,554

See notes to financial statements.

B-42

Investment Divisions
MFS Technology Service Class	MFS New Discovery Portfolio Service Class	Oppenheimer Capital Appreciation/VA Service Class	Oppenheimer International Growth/VA Service Class	Oppenheimer Main Street Small- & Mid- Cap/VA Service Class	Oppenheimer Global Strategic Income/VA Service Class	PIMCO Low Duration Advisor Class

$—	$—	$(1,040,885)	$(8,115)	$(792,073)	$1,416,390	$242
—	—	1,429,108	9,217	1,782,291	1,307,853	3,257
—	—	—	—	—	1,557,351	—
—	—	(3,086,598)	(94,355)	(3,736,109)	(6,509,522)	(19,744)

—	—	(2,698,375)	(93,253)	(2,745,891)	(2,227,928)	(16,245)

—	—	17,429,504	314,576	35,739,118	65,129,086	1,082,161
—	—	(512,406)	9,061	267,342	8,184,865	219,669
—	—	(144,720)	—	(138,855)	(286,247)	—
—	—	(1,546,211)	(33,153)	(1,364,902)	(3,241,974)	(59,933)
—	—	(9,987)	(234)	(8,409)	(18,259)	(551)
—	—	(739,894)	(15)	(612,735)	(1,328,225)	—

—	—	14,476,286	290,235	33,881,559	68,439,246	1,241,346

—	—	—	—	—	—	—

—	—	11,777,911	196,982	31,135,668	66,211,318	1,225,101
—	—	64,382,265	635,355	55,939,723	112,271,754	1,525,514

$—	$—	$76,160,176	$832,337	$87,075,391	$178,483,072	$2,750,615

$(22,704)	$(23,037)	$(871,895)	$(4,680)	$(1,335,595)	$9,077,215	$7,006
1,638	(187)	1,941,269	58,327	2,335,388	1,695,856	10,406
—	124,218	—	—	—	2,361,952	—
122,937	80,980	8,140,768	125,482	15,280,833	10,112,689	110,298

101,871	181,974	9,210,142	179,129	16,280,626	23,247,712	127,710

5,547,153	5,546,350	628,391	465,421	41,682,143	50,994,418	492,706
696,525	560,858	(650,722)	73,532	4,250,647	4,729,481	319,307
—	—	(178,031)	(344,964)	(292,026)	(746,725)	(73,538)
(27,547)	(27,567)	(1,514,842)	(44,833)	(1,777,803)	(3,986,303)	(195,700)
(4)	(1)	(11,783)	(374)	(12,569)	(25,535)	(681)
447	682	(1,056,675)	12,094	(1,241,922)	(2,436,058)	8

6,216,574	6,080,322	(2,783,662)	160,876	42,608,470	48,529,278	542,102

—	—	—	—	—	—	—

6,318,445	6,262,296	6,426,480	340,005	58,889,096	71,776,990	669,812
—	—	76,160,176	832,337	87,075,391	178,483,072	2,750,615

$6,318,445	$6,262,296	$82,586,656	$1,172,342	$145,964,487	$250,260,062	$3,420,427

B-43

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2011 and 2012 (continued)

	PIMCO Real Return Advisor Class	PIMCO Total Return Advisor Class	Pioneer Fundamental Value VCT Class II

2011 Increase/(Decrease) from Operations
Net investment income/(expense)	$7,139	$1,572,751	$(870,204)
Net realized gain/(loss) from sale of investments	36,937	661,332	847,568
Reinvested realized gain distributions	83,446	2,676,266	—
Net change in unrealized appreciation/(depreciation) of investments	62,180	(2,301,905)	(6,303,809)

Net increase/(decrease) resulting from operations	189,702	2,608,444	(6,326,445)

2011 Contract Transactions
Contract purchase payments	654,803	89,413,289	48,830,958
Transfers between investment divisions, net	835,624	10,261,369	6,764,709
Transfers on account of death	—	(251,110)	(220,766)
Transfers for annuity benefits, surrenders and partial withdrawals	(178,761)	(3,130,822)	(2,382,284)
Contract fees	(456)	(17,311)	(14,102)
Transfers–other	(39)	(1,094,902)	(1,064,890)

Net increase/(decrease) from contract transactions	1,311,171	95,180,513	51,913,625

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,500,873	97,788,957	45,587,180
Net Assets at December 31, 2010	1,374,442	97,760,073	95,806,166

Net Assets at December 31, 2011	$2,875,315	$195,549,030	$141,393,346

2012 Increase/(Decrease) from Operations
Net investment income/(expense)	$(22,970)	$2,974,999	$(765,728)
Net realized gain/(loss) from sale of investments	42,733	875,800	1,788,027
Reinvested realized gain distributions	228,708	6,859,978	—
Net change in unrealized appreciation/(depreciation) of investments	6,474	10,249,310	12,964,425

Net increase/(decrease) resulting from operations	254,945	20,960,087	13,986,724

2012 Contract Transactions
Contract purchase payments	1,402,756	139,590,294	39,030,103
Transfers between investment divisions, net	95,089	22,405,318	3,528,245
Transfers on account of death	(81,164)	(884,255)	(430,838)
Transfers for annuity benefits, surrenders and partial withdrawals	(152,441)	(4,975,056)	(2,792,521)
Contract fees	(930)	(29,696)	(19,199)
Transfers–other	1,761	(2,603,336)	(1,933,162)

Net increase/(decrease) from contract transactions	1,265,071	153,503,269	37,382,628

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—	—

Total Increase/(Decrease) in Net Assets	1,520,016	174,463,356	51,369,352
Net Assets at December 31, 2011	2,875,315	195,549,030	141,393,346

Net Assets at December 31, 2012	$4,395,331	$370,012,386	$192,762,698

See notes to financial statements.

B-44

Investment Divisions
Pioneer Equity Income VCT Class II	Pioneer Fund VCT Class II	Pioneer Mid Cap Value VCT Class II	American Century VP Mid Cap Value Class II	Dreyfus Appreciation Service Class	Ivy VIP Mid Cap Growth	Putnam VT Equity Income IB Shares

$1,354	$(39)	$(734,568)	$—	$—	$—	$—
3,232	96	1,131,146	—	—	—	—
—	2,922	—	—	—	—	—
890	(7,512)	(7,385,877)	—	—	—	—

5,476	(4,533)	(6,989,299)	—	—	—	—

118,591	40,637	44,974,347	—	—	—	—
1,978	—	5,670,991	—	—	—	—
—	—	(167,924)	—	—	—	—
(1,123)	(417)	(1,741,872)	—	—	—	—
(76)	(17)	(10,415)	—	—	—	—
91	—	(774,282)	—	—	—	—

119,461	40,203	47,950,845	—	—	—	—

—	—	—	—	—	—	—

124,937	35,670	40,961,546	—	—	—	—
129,733	17,603	69,953,394	—	—	—	—

$254,670	$53,273	$110,914,940	$—	$—	$—	$—

$455,398	$(229)	$(842,673)	$40,646	$52,350	$(62,730)	$(75,179)
6,636	1,321	1,667,893	655	510	1,108	11,781
—	1,031	—	—	—	—	—
65,841	1,620	10,237,946	658,449	(228,058)	730,976	977,983

527,875	3,743	11,063,166	699,750	(175,198)	669,354	914,585

27,517,403	1,610	36,214,937	16,957,838	13,688,814	15,237,694	18,134,875
2,953,392	(25,690)	7,572,305	1,709,376	1,652,861	1,472,509	1,673,023
(12,692)	—	(651,270)	(8,531)	(6,317)	(6,401)	(8,523)
(138,742)	(425)	(2,214,566)	(86,007)	(66,738)	(68,067)	(85,178)
(114)	(25)	(15,453)	(3)	(2)	(2)	(3)
1,436	—	(1,549,380)	682	465	883	1,050

30,320,683	(24,530)	39,356,573	18,573,355	15,269,083	16,636,616	19,715,244

—	—	—	—	—	—	—

30,848,558	(20,787)	50,419,739	19,273,105	15,093,885	17,305,970	20,629,829
254,670	53,273	110,914,940	—	—	—	—

$31,103,228	$32,486	$161,334,679	$19,273,105	$15,093,885	$17,305,970	$20,629,829

B-45

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2012)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003, and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the various investment options based on the selected contract within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The eighty-seven investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield VIP Series

RS Low Duration Bond VIP Series

RS Small Cap Growth Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)

Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)

Invesco V.I. Global Real Estate Fund Series II

Invesco V.I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Core Equity Fund Series II

Invesco V.I. International Growth Fund Series II

Invesco V.I. Small Cap Equity Fund Series II

Invesco Van Kampen V.I. Comstock Fund Series II

Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)

Invesco Van Kampen V.I. Growth and Income Fund Series II

Alger Capital Appreciation Portfolio Class S

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS International Value Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B

BlackRock Capital Appreciation V.I. Fund Class III

BlackRock Global Allocation V.I. Fund Class III

BlackRock Large Cap Core V.I. Fund Class III

BlackRock Large Cap Value V.I. Fund Class III

Columbia Variable Portfolio — Asset Allocation Fund Class 2

Columbia Variable Portfolio — Small Cap Value Fund Class 2

Columbia Variable Portfolio — Small Company Growth Fund Class 2

Columbia Variable Portfolio — Marsico 21st Century Fund Class 2

Columbia Variable Portfolio — Marsico Growth Fund Class 2

Columbia Variable Portfolio — Seligman Global Technology Fund Class 2

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Wells Fargo Advantage VT International Equity Fund Class 2

Wells Fargo Advantage VT Small Cap Value Fund Class 2

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Service Class 2

Templeton Global Bond Securities Fund Class 2

Templeton Growth Securities Fund Class 2

Templeton Foreign Securities Fund Class 2

Franklin Income Securities Fund Class 2

Mutual Shares Securities Fund Class 2

Franklin U.S. Government Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

MFS Utilities Series Service Class

MFS Value Series Service Class

MFS Technology Portfolio Service Class

MFS New Discovery Portfolio Service Class

Oppenheimer Capital Appreciation Fund/VA Service Class

Oppenheimer International Growth Fund/VA Service Class

Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class

Oppenheimer Global Strategic Income Fund/VA Service Class

PIMCO Low Duration Portfolio Advisor Class

PIMCO Real Return Portfolio Advisor Class

PIMCO Total Return Portfolio Advisor Class

Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)

Pioneer Equity Income VCT Portfolio Class II

Pioneer Fund VCT Portfolio Class II

Pioneer Mid Cap Value VCT Portfolio Class II

American Century VP Mid Cap Value Fund Class II

Dreyfus Appreciation Portfolio Service Class

Ivy Funds VIP Mid Cap Growth Portfolios

Putnam VT Equity Income Fund IB Shares

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2012, there were no transfers in and out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requirements for expanded disclosures. This new guidance is effective for 2012 and should be applied prospectively. The Account adopted this guidance in 2012, which impacted this financial statement disclosure.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2012, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2012, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $4,830,236,162.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2012, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2012, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2012.

B-48

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables and the assumed investment return is between 4.0% - 6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-49

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series	$68,048,529	$20,734,685
RS S&P 500 Index VIP Series	13,695,516	6,890,545
RS High Yield VIP Series	3,840,301	3,741,560
RS Low Duration Bond VIP Series	67,399,912	4,943,808
RS Partners VIP Series	632,439	6,900,552
RS Small Cap Growth Equity VIP Series	1,438,641	2,104,857
RS International Growth VIP Series	4,147,055	7,514,216
RS Emerging Markets VIP Series	2,291,514	3,801,842
RS Investment Quality Bond VIP Series	125,550,988	31,228,257
RS Global Natural Resources VIP Series	398,442	5,723,942
RS Value VIP Series	3,898	430,541
RS Money Market VIP Series	18,989,469	22,377,857
Gabelli Capital Asset Fund	1,335,313	1,934,702
Value Line Centurion Fund	99,158	304,772
Value Line Strategic Asset Management Trust	789,799	1,253,776
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	789,215	1,924,860
Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	52,343	162,038
Invesco V.I. Global Real Estate Fund Series II	232,990	40,536
Invesco V.I. Government Securities Fund Series II	432,706	1,945,702
Invesco V.I. Mid Cap Core Equity Fund Series II	16,499,243	865,729
Invesco V.I. Core Equity Fund Series II	52,501,004	1,491,451
Invesco V.I. International Growth Fund Series II	42,864,756	741,832
Invesco V.I. Small Cap Equity Fund Series II	18,550,617	928,608
Invesco Van Kampen V.I. Comstock Fund Series II	56,565,452	3,327,450
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	15,753,206	1,265,247
Invesco Van Kampen V.I. Growth and Income Fund Series II	337,176	1,589,964
Alger Capital Appreciation Portfolio Class S	526,629	520,750
AllianceBernstein VPS Growth & Income Portfolio Class B	266,643	543,876
AllianceBernstein VPS International Value Portfolio Class B	4,314,923	2,863,728
AllianceBernstein VPS Large Cap Growth Portfolio Class B	147,272	366,293
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	107,846	158,267
AllianceBernstein VPS Real Estate Investment Portfolio Class B	1,107,319	998,871
AllianceBernstein VPS Value Portfolio Class B	77,901	357,294
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B	2,648	294
BlackRock Capital Appreciation V.I. Fund Class III	67,401,558	1,193,874
BlackRock Global Allocation V.I. Fund Class III	1,096,732	463,952
BlackRock Large Cap Core V.I. Fund Class III	76,261,164	7,468,633
BlackRock Large Cap Value V.I. Fund Class III	251,729	361,461
Columbia Variable Portfolio — Asset Allocation Fund Class 2	265,755	200,261
Columbia Variable Portfolio — Small Cap Value Fund Class 2	28,759,769	4,160,505
Columbia Variable Portfolio — Small Company Growth Fund Class 2	31,205	197,158
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2	204,918	169,203
Columbia Variable Portfolio — Marsico Growth Fund Class 2	65,831	203,063
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2	17,887,848	2,277,543
Davis Financial Portfolio	230,798	296,106
Davis Real Estate Portfolio	375,856	694,258
Davis Value Portfolio	6,022,016	6,768,963
Wells Fargo Advantage VT International Equity Fund Class 2	73,554,548	5,330,701
Wells Fargo Advantage VT Small Cap Value Fund Class 2	140,138	37,987

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	Purchases	Sales
Fidelity VIP Balanced Portfolio Service Class 2	$497,652	$1,051,014
Fidelity VIP Contrafund Portfolio Service Class 2	94,972,336	32,696,417
Fidelity VIP Equity-Income Portfolio Service Class 2	2,564,851	4,153,377
Fidelity VIP Growth Portfolio Service Class 2	202,645	425,824
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	12,147,230	10,432,490
Fidelity VIP Mid Cap Portfolio Service Class 2	59,264,473	9,670,866
Fidelity VIP Overseas Portfolio Service Class 2	95,224	68,455
Templeton Global Bond Securities Fund Class 2	1,905,410	665,395
Templeton Growth Securities Fund Class 2	528,408	1,071,836
Templeton Foreign Securities Fund Class 2	22,948,843	254,050
Franklin Income Securities Fund Class 2	1,151,098	419,018
Mutual Shares Securities Fund Class 2	520,608	67,400
Franklin U.S. Government Fund Class 2	75,552,661	3,183,024
Franklin Rising Dividends Securities Fund Class 2	1,031,828	2,969,376
Franklin Small Cap Value Securities Fund Class 2	19,134,825	13,090,868
MFS Research Bond Series Service Class	42,261,951	1,654,903
MFS Core Equity Series Service Class	16,246	13,406
MFS Growth Series Service Class	441,059	478,082
MFS Investors Trust Series Service Class	100,663	123,805
MFS New Discovery Series Service Class	498,997	393,373
MFS Strategic Income Series Service Class	193,986	258,352
MFS Total Return Series Service Class	659,320	3,096,678
MFS Utilities Series Service Class	22,877,483	3,530,849
MFS Value Series Service Class	147,859	87,605
MFS Technology Portfolio Service Class	6,233,236	33,662
MFS New Discovery Portfolio Service Class	6,222,962	35,423
Oppenheimer Capital Appreciation Fund/VA Service Class	2,452,279	6,098,904
Oppenheimer International Growth Fund/VA Service Class	551,532	394,739
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	47,608,384	6,307,993
Oppenheimer Global Strategic Income Fund/VA Service Class	70,143,132	10,123,170
PIMCO Low Duration Portfolio Advisor Class	971,396	419,138
PIMCO Real Return Portfolio Advisor Class	1,862,864	385,552
PIMCO Total Return Portfolio Advisor Class	176,346,165	12,919,802
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II )	41,949,958	5,313,528
Pioneer Equity Income VCT Portfolio Class II	30,843,711	41,475
Pioneer Fund VCT Portfolio Class II	3,044	27,140
Pioneer Mid Cap Value VCT Portfolio Class II	43,900,509	5,382,594
American Century VP Mid Cap Value Fund Class II	18,642,723	11,493
Dreyfus Appreciation Portfolio Service Class	15,347,159	8,803
Ivy Funds VIP Mid Cap Growth Portfolios	16,614,153	17,537
Putnam VT Equity Income Fund IB Shares	19,769,071	107,827

Total	$1,651,518,660	$307,287,609

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by State law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through redemption of units. For the years ended December 31, 2011 and 2012, contract fees amounted to $478,046 and $567,184, respectively.

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December 31, 2012 (continued)

Expense Charges

(1)	A mortality and expense risk charge is deducted through a reduction of the unit value and is a daily charge based on an annual rate as shown below by each series of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option based on series, calculated as a percentage of average daily net asset value of the applicable contracts as shown below:

•	For The Guardian Investor Asset Builder Variable Annuity Series (GIAB), an annual rate of 1.25%

a)	7 Year Enhanced Death Benefit Rider (EDBR), with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR) or Contract Anniversary Enhanced Death Benefit Rider (CAEDB), with an annual rate of .25%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .50%;

f)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%;

i)	Guaranteed Minimum Death Benefit (GMDB) with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .80%.

•	For The Guardian Investor Variable Annuity B Series (B Series), an annual rate of 1.10% or The Guardian Investor Variable Annuity L Series (L Series), an annual rate of 1.45%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB), with an annual rate of .40% (.25% before 7/6/10) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .65% (.50% before 7/6/10).

•	For The Guardian Investor II Variable Annuity B Series (B Series 2012), an annual rate of 1.15% or The Guardian Investor Annuity II Variable Annuity L Series (L Series 2012), an annual rate of 1.5%

a)	Highest Anniversary Value Death Benefit Rider (HAVDB), with an annual rate of .40% or Earnings Benefit Rider (EBR), with an annual rate of .25%;

b)	Highest Anniversary Value Death Benefit Rider (HAVDB) and Earnings Benefit Rider (EBR), with an annual rate of .65%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis for GIAB, B Series and L Series or .25% on an annual basis for B Series 2012 and L Series 2012.

(3)	Additional optional benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value for GIAB.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB)/Guaranteed Minimum Withdrawal Benefit Rider (GMWB), with an annual rate ranging from .40% to 2.15% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. For the years ended December 31, 2011 and 2012, these rider fees amounted to $18,317,517 and $33,538,391, respectively.

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December 31, 2012 (continued)

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), and Baillie Gifford Overseas Ltd. (BG Overseas) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series	•RS Small Cap Growth Equity VIP Series

As of April 27, 2012, the RS Global Natural Resources VIP Series, the RS Partners VIP Series and the RS Value VIP Series were liquidated and no longer available as investment options under this contract. The contract owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in these investment options were transferred to the RS Money Market VIP Series.

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

•	RS Investment Quality Bond VIP Series
•	RS High Yield VIP Series
•	RS S&P 500 Index VIP Series
•	RS Low Duration Bond VIP Series
•	RS Money Market VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series	•RS Emerging Markets VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS High Yield VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Small Cap Growth Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Money Market VIP Series	GIS	0.45%	0.4275%

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December 31, 2012 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investment Management Co., LLC, Invesco Advisers, Inc., Fred Alger Management, Inc., AllianceBernstein, L.P., BlackRock Advisors, LLC, Columbia Management Investment Advisers, LLC, Davis Selected Advisers, LP, Wells Fargo Funds Management, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Massachusetts Financial Services Company, Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., Templeton Global Advisers Limited, Templeton Investment Counsel, LLC, Waddell & Reed Investment Management Company, American Century Investment Management, Inc., The Dreyfus Corporation, Putnam Investment Management, LLC, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the following years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (GIAB)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series)	Contingent Deferred Sales Charge Percentage for First Seven Contract Years Completed (B Series 2012)	Contingent Deferred Sales Charge Percentage for First Four Contract Years Completed (L Series 2012)
0	8.0%	8.0%	8.0%	8.0%	8.0%
1	7.0%	8.0%	8.0%	7.5%	7.5%
2	6.0%	7.0%	7.0%	6.5%	6.5%
3	5.0%	6.0%	6.0%	5.5%	5.5%
4	4.0%	5.0%	0% and thereafter	5.0%	0% and thereafter
5	3.0%	4.0%	—	4.0%	—
6	2.0%	3.0%	—	3.0%	—
7	0% and thereafter	0% and thereafter	—	0% and thereafter	—

For the years ended December 31, 2011 and 2012, contingent deferred sales charges were $2,314,887 and $2,670,779.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2012 and 2011, were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
RS Large Cap Alpha VIP Series	4,170,722	1,018,984	3,151,738	6,061,004	726,296	5,334,708
RS S&P 500 Index VIP Series	690,652	382,656	307,996	138,357	280,010	(141,653)
RS High Yield VIP Series	80,917	127,787	(46,870)	60,519	184,657	(124,138)
RS Low Duration Bond VIP Series	6,397,513	638,430	5,759,083	4,491,042	416,457	4,074,585
RS Partners VIP Series	37,138	507,533	(470,395)	150,041	67,488	82,553

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
RS Small Cap Growth Equity VIP Series	87,540	115,596	(28,056)	42,162	139,455	(97,293)
RS International Growth VIP Series	91,221	287,455	(196,234)	180,467	253,554	(73,087)
RS Emerging Markets VIP Series	94,467	135,748	(41,281)	115,365	176,851	(61,486)
RS Investment Quality Bond VIP Series	8,609,309	1,532,721	7,076,588	5,777,166	1,517,077	4,260,089
RS Global Natural Resources VIP Series	21,303	470,242	(448,939)	83,747	54,408	29,339
RS Value VIP Series	232	49,037	(48,805)	20,044	13,367	6,677
RS Money Market VIP Series	1,177,053	1,522,067	(345,014)	1,754,448	628,239	1,126,209
Gabelli Capital Asset Fund	16,982	107,037	(90,055)	12,305	153,768	(141,463)
Value Line Centurion Fund	2,410	19,733	(17,323)	9,738	19,442	(9,704)
Value Line Strategic Asset Management Trust	29,832	66,498	(36,666)	26,857	59,926	(33,069)
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	26,767	123,882	(97,115)	61,762	97,360	(35,598)
Invescon Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	3,589	14,623	(11,034)	3,871	33,401	(29,530)
Invesco V.I. Global Real Estate Fund Series II	13,175	1,023	12,152	11,027	1,928	9,099
Invesco V.I. Government Securities Fund Series II	7,536	133,297	(125,761)	317,039	96,250	220,789
Invesco V.I. Mid Cap Core Equity Fund Series II	1,244,685	39,398	1,205,287	453,065	21,804	431,261
Invesco V.I. Core Equity Fund Series II	3,900,468	71,816	3,828,652	1,468,008	8,255	1,459,753
Invesco V.I. International Growth Fund Series II	4,508,131	87,840	4,420,291	2,281,934	10,104	2,271,830
Invesco V.I. Small Cap Equity Fund Series II	1,897,500	32,006	1,865,494	863,525	2,799	860,726
Invesco Van Kampen V.I. Comstock Fund Series II	5,395,378	94,549	5,300,829	2,668,932	8,372	2,660,560
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)	1,008,484	14,958	993,526	379,155	4,471	374,684
Invesco Van Kampen V.I. Government Fund Series II	—	—	—	898	322,777	(321,879)
Invesco Van Kampen V.I. Growth and Income Fund Series II	9,801	107,222	(97,421)	7,354	67,139	(59,785)
Alger Capital Appreciation Portfolio Class S	17,656	14,576	3,080	19,593	13,613	5,980
AllianceBernstein VPS Growth & Income Portfolio Class B	8,565	33,233	(24,668)	4,816	35,847	(31,031)
AllianceBernstein VPS International Value Portfolio Class B	201,471	83,809	117,662	824,402	65,556	758,846
AllianceBernstein VPS Large Cap Growth Portfolio Class B	6,014	22,461	(16,447)	16,812	27,246	(10,434)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	3,808	7,823	(4,015)	7,986	29,230	(21,244)
AllianceBernstein VPS Real Estate Investment Portfolio Class B	14,592	39,930	(25,338)	3,923	64,131	(60,208)
AllianceBernstein VPS Value Portfolio Class B	2,016	31,026	(29,010)	3,837	25,581	(21,744)

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B	256	28	228	—	—	—
BlackRock Capital Appreciation V.I. Fund Class III	6,986,502	171,790	6,814,712	3,824,627	20,233	3,804,394
BlackRock Global Allocation V.I. Fund Class III	80,967	29,661	51,306	85,670	12,343	73,327
BlackRock Large Cap Core V.I. Fund Class III	5,397,019	384,762	5,012,257	4,918,380	249,404	4,668,976
BlackRock Large Cap Value V.I. Fund Class III	12,973	20,980	(8,007)	33,270	5,452	27,818
Columbia Variable Portfolio — Asset Allocation Fund Class 2	16,927	12,778	4,149	3,912	605	3,307
Columbia Variable Portfolio — Small Cap Value Fund Class 2	1,706,321	101,718	1,604,603	1,103,304	65,834	1,037,470
Columbia Variable Portfolio — Small Company Growth Fund Class 2	1,780	11,011	(9,231)	9,517	6,638	2,879
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2	12,489	10,813	1,676	292	2,893	(2,601)
Columbia Variable Portfolio — Marsico Growth Fund Class 2	3,465	11,012	(7,547)	10,337	1,115	9,222
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2	956,702	73,431	883,271	910,149	52,180	857,969
Davis Financial Portfolio	10,663	19,121	(8,458)	13,435	16,240	(2,805)
Davis Real Estate Portfolio	18,636	41,129	(22,493)	6,650	37,245	(30,595)
Davis Value Portfolio	41,720	421,409	(379,689)	73,275	369,209	(295,934)
Wells Fargo Advantage VT International Equity Fund Class 2	4,600,673	373,407	4,227,266	5,023,943	223,854	4,800,089
Wells Fargo Advantage VT Small Cap Value Fund Class 2	7,220	319	6,901	3,559	156	3,403
Fidelity VIP Balanced Portfolio Service Class 2	10,728	68,243	(57,515)	5,269	72,905	(67,636)
Fidelity VIP Contrafund Portfolio Service Class 2	6,024,531	1,510,510	4,514,021	4,517,162	1,082,683	3,434,479
Fidelity VIP Equity-Income Portfolio Service Class 2	11,699	304,725	(293,026)	11,372	237,660	(226,288)
Fidelity VIP Growth Portfolio Service Class 2	12,835	29,862	(17,027)	4,558	26,533	(21,975)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	325,678	398,278	(72,600)	105,037	505,839	(400,802)
Fidelity VIP Mid Cap Portfolio Service Class 2	2,493,576	551,783	1,941,793	2,993,199	472,620	2,520,579
Fidelity VIP Overseas Portfolio Service Class 2	4,536	2,642	1,894	4,484	2,327	2,157
Templeton Global Bond Securities Fund Class 2	96,800	20,527	76,273	234,096	21,843	212,253
Templeton Growth Securities Fund Class 2	25,248	80,922	(55,674)	23,265	92,819	(69,554)
Templeton Foreign Securities Fund Class 2	1,672,494	7,238	1,665,256	—	—	—
Franklin Income Securities Fund Class 2	55,049	19,832	35,217	95,145	25,171	69,974
Mutual Shares Securities Fund Class 2	36,909	1,953	34,956	66,508	1,702	64,806
Franklin U.S. Government Fund Class 2	7,080,652	511,122	6,569,530	4,715,293	315,423	4,399,870

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

	2012			2011
	Units Issued	Units Redeemed	Net Increase / (Decrease)	Units Issued	Units Redeemed	Net Increase / (Decrease)
Franklin Rising Dividends Securities Fund Class 2	22,342	168,385	(146,043)	57,939	154,820	(96,881)
Franklin Small Cap Value Securities Fund Class 2	681,304	335,143	346,161	920,505	207,873	712,632
MFS Research Bond Series Service Class	3,983,879	109,628	3,874,251	704,185	23,998	680,187
MFS Core Equity Series Service Class	1,157	709	448	2,516	781	1,735
MFS Growth Series Service Class	19,564	19,656	(92)	19,210	22,707	(3,497)
MFS Investors Trust Series Service Class	1,584	3,400	(1,816)	864	5,738	(4,874)
MFS New Discovery Series Service Class	4,221	7,044	(2,823)	9,765	36,648	(26,883)
MFS Strategic Income Series Service Class	7,365	16,288	(8,923)	9,604	17,411	(7,807)
MFS Total Return Series Service Class	18,805	232,066	(213,261)	24,024	274,928	(250,904)
MFS Utilities Series Service Class	1,301,354	90,360	1,210,994	991,571	104,680	886,891
MFS Value Series Service Class	8,990	4,406	4,584	27,751	3,314	24,437
MFS Technology Portfolio Service Class	832,486	3,692	828,794	—	—	—
MFS New Discovery Portfolio Service Class	357,312	2,318	354,994	—	—	—
Oppenheimer Capital Appreciation Fund/VA Service Class	37,187	199,672	(162,485)	1,060,880	188,123	872,757
Oppenheimer International Growth Fund/VA Service Class	32,274	22,275	9,999	21,488	2,893	18,595
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class	3,016,812	176,346	2,840,466	1,996,127	117,165	1,878,962
Oppenheimer Global Strategic Income Fund/VA Service Class	4,459,713	520,198	3,939,515	5,427,362	363,147	5,064,215
PIMCO Low Duration Portfolio Advisor Class	78,597	31,508	47,089	114,741	5,825	108,916
PIMCO Real Return Portfolio Advisor Class	112,635	19,696	92,939	118,097	14,305	103,792
PIMCO Total Return Portfolio Advisor Class	13,927,749	713,924	13,213,825	8,326,773	380,842	7,945,931
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II )	3,152,697	383,952	2,768,745	4,224,961	279,157	3,945,804
Pioneer Equity Income VCT Portfolio Class II	2,883,896	14,761	2,869,135	8,483	84	8,399
Pioneer Fund VCT Portfolio Class II	103	2,102	(1,999)	3,070	31	3,039
Pioneer Mid Cap Value VCT Portfolio Class II	2,860,738	293,890	2,566,848	3,393,811	179,307	3,214,504
American Century VP Mid Cap Value Fund Class II	1,318,407	6,591	1,311,816	—	—	—
Dreyfus Appreciation Portfolio Service Class	373,464	1,791	371,673	—	—	—
Ivy Funds VIP Mid Cap Growth Portfolios	2,053,807	9,043	2,044,764	—	—	—
Putnam VT Equity Income Fund IB Shares	1,329,910	6,183	1,323,727	—	—	—

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

In 2008, the Account elected to present in the Financial Highlights appearing in Note 6 the range of lowest and highest expense ratio and the related total returns over the reporting period for each of the Account’s investment options, rather than separate information for each contract expense level as reported in prior periods as permitted by AICPA Statement of Position 03-5. The Account similarly elected to report aggregate period-end units outstanding and the range of period-end unit fair values for each investment option in the Statement of Assets and Liabilities and the Financial Highlights. Prior-period financial highlights appearing in Note 6 have been retrospectively adjusted conforming to the current period presentation.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series	2012	22,337,774	$10.99	to	$15.50	$339,144,704	1.30%	to	2.15%	2.13%	9.86%	to	15.00%
	2011	19,186,036	11.46	to	13.48	252,476,928	1.30%	to	2.20%	1.17%	-11.21%	to	-10.40%
	2010	13,851,328	12.91	to	15.04	201,832,522	1.30%	to	2.20%	2.81%	14.49%	to	15.53%
	2009	9,981,323	11.28	to	13.02	124,358,564	1.30%	to	2.20%	0.27%	22.36%	to	30.22%
	2008	3,261,879	9.22	to	9.57	31,162,367	1.45%	to	2.20%	1.59%	0.00%	to	0.00%
RS S&P 500 Index VIP Series	2012	3,735,815	$10.69	to	$17.67	$51,372,837	1.30%	to	2.15%	2.10%	6.94%	to	14.17%
	2011	3,427,819	12.20	to	15.47	39,053,947	1.30%	to	2.05%	1.81%	-0.13%	to	0.62%
	2010	3,569,472	12.22	to	15.38	40,314,235	1.30%	to	2.05%	1.76%	13.28%	to	22.21%
	2009	3,699,083	9.36	to	13.57	36,834,414	1.30%	to	2.00%	2.20%	23.74%	to	35.74%
	2008	3,381,763	7.72	to	8.01	27,014,652	1.45%	to	2.20%	2.54%	-38.54%	to	-38.07%
RS High Yield VIP Series	2012	1,199,788	$12.41	to	$17.01	$19,060,033	1.30%	to	2.30%	6.53%	11.94%	to	13.07%
	2011	1,246,658	11.09	to	15.05	17,630,612	1.30%	to	2.30%	7.44%	1.81%	to	2.84%
	2010	1,370,796	10.91	to	14.63	18,922,007	1.30%	to	2.05%	9.28%	9.06%	to	12.24%
	2009	1,255,325	11.90	to	13.04	15,402,025	1.30%	to	1.95%	9.20%	30.35%	to	35.42%
	2008	705,717	8.79	to	9.01	6,333,398	1.45%	to	1.95%	8.63%	-22.37%	to	-21.98%
RS Low Duration Bond VIP Series	2012	17,183,098	$11.05	to	$11.10	$187,703,026	1.30%	to	2.20%	2.20%	0.90%	to	1.82%
	2011	11,424,015	10.85	to	11.00	124,148,381	1.30%	to	2.20%	2.80%	-0.32%	to	0.59%
	2010	7,349,430	10.79	to	11.04	79,790,196	1.30%	to	2.20%	3.86%	2.29%	to	3.21%
	2009	3,663,551	10.46	to	10.79	38,902,872	1.30%	to	2.20%	4.31%	4.06%	to	4.56%
	2008	747,325	10.37	to	10.76	8,006,929	1.45%	to	2.20%	3.72%	1.29%	to	2.06%
RS Partners VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	470,395	11.58	to	16.94	5,806,550	1.30%	to	2.30%	0.00%	-9.85%	to	-8.94%
	2010	387,842	12.79	to	18.60	5,240,928	1.30%	to	2.20%	0.00%	23.89%	to	25.01%
	2009	376,576	10.33	to	14.88	4,058,890	1.30%	to	2.20%	0.00%	36.61%	to	48.78%
	2008	374,502	7.56	to	7.85	2,920,091	1.45%	to	2.20%	0.00%	-35.44%	to	-34.96%
RS Small Cap Growth Equity VIP Series	2012	942,272	$14.10	to	$20.15	$14,325,949	1.30%	to	2.20%	0.00%	12.97%	to	13.99%
	2011	970,328	12.48	to	17.68	12,973,252	1.30%	to	2.20%	0.00%	-4.42%	to	-3.55%
	2010	1,067,621	13.06	to	18.33	14,772,686	1.30%	to	2.20%	0.00%	24.78%	to	25.92%
	2009	1,113,053	10.46	to	14.56	12,190,804	1.30%	to	2.20%	0.00%	34.15%	to	45.55%
	2008	977,584	7.80	to	8.10	7,887,867	1.45%	to	2.20%	0.49%	-36.61%	to	-36.13%
RS International Growth VIP Series	2012	3,589,283	$12.48	to	$18.03	$54,372,625	1.30%	to	2.30%	1.15%	15.64%	to	16.81%
	2011	3,785,517	10.79	to	15.43	49,171,582	1.30%	to	2.30%	1.16%	-13.67%	to	-12.80%
	2010	3,858,604	14.22	to	17.70	57,586,015	1.30%	to	2.20%	1.66%	11.69%	to	12.71%
	2009	4,025,561	12.74	to	15.70	53,335,486	1.30%	to	2.20%	1.88%	35.95%	to	57.02%
	2008	3,877,830	9.37	to	9.72	37,453,812	1.45%	to	2.20%	2.38%	-44.53%	to	-44.11%
RS Emerging Markets VIP Series	2012	831,102	$10.77	to	$22.52	$18,625,715	1.30%	to	2.30%	0.65%	10.98%	to	12.11%
	2011	872,383	9.70	to	20.09	18,511,617	1.30%	to	2.30%	0.00%	-22.78%	to	-22.00%
	2010	933,869	25.75	to	28.06	26,713,897	1.30%	to	2.20%	2.79%	16.53%	to	17.58%
	2009	1,008,487	21.90	to	24.08	24,921,700	1.30%	to	2.20%	3.82%	92.08%	to	119.01%
	2008	952,280	12.54	to	13.01	12,247,634	1.45%	to	2.20%	0.25%	-57.60%	to	-57.28%
RS Investment Quality Bond VIP Series	2012	32,627,581	$12.96	to	$13.11	$425,023,380	1.30%	to	2.20%	3.16%	4.03%	to	4.98%
	2011	25,550,993	12.34	to	12.60	326,111,008	1.30%	to	2.20%	4.01%	4.73%	to	5.68%
	2010	21,290,904	11.68	to	12.03	260,432,200	1.30%	to	2.20%	4.25%	5.36%	to	6.32%
	2009	16,591,363	10.98	to	11.42	193,909,871	1.30%	to	2.20%	5.13%	8.77%	to	9.84%
	2008	10,122,070	10.50	to	10.90	110,123,650	1.45%	to	2.20%	4.41%	-1.74%	to	-0.99%

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Global Natural Resources VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	448,939	11.95	to	18.06	5,268,091	1.30%	to	2.05%	0.00%	-9.35%	to	-8.66%
	2010	419,600	13.18	to	19.78	5,084,827	1.30%	to	2.05%	0.00%	25.16%	to	31.81%
	2009	378,882	8.57	to	15.80	3,424,231	1.30%	to	1.95%	0.00%	47.66%	to	58.01%
	2008	438,550	5.81	to	5.85	2,563,188	1.45%	to	1.95%	0.00%	-45.55%	to	-45.27%
RS Value VIP Series(4)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	48,805	7.75	to	7.93	384,038	1.45%	to	1.95%	0.00%	-12.67%	to	-12.24%
	2010	42,128	8.88	to	9.03	378,895	1.45%	to	1.95%	0.00%	23.49%	to	24.11%
	2009	32,586	7.19	to	7.28	236,260	1.45%	to	1.95%	0.34%	30.83%	to	31.48%
	2008	20,904	5.49	to	5.53	115,376	1.45%	to	1.95%	0.00%	-41.62%	to	-41.33%
RS Money Market VIP Series	2012	2,580,119	$9.44	to	$9.51	$25,515,700	1.30%	to	2.30%	0.01%	-2.29%	to	-1.30%
	2011	2,925,133	9.63	to	9.71	28,984,880	1.30%	to	2.20%	0.04%	-2.16%	to	-1.27%
	2010	1,798,924	9.76	to	9.92	18,468,432	1.30%	to	2.20%	0.02%	-2.17%	to	-1.28%
	2009	2,231,738	9.88	to	10.14	23,508,685	1.30%	to	2.20%	0.06%	-2.13%	to	-1.18%
	2008	2,598,857	10.36	to	10.76	27,883,251	1.45%	to	2.20%	2.03%	-0.18%	to	0.58%
Gabelli Capital Asset Fund	2012	601,146	$14.99	to	$16.03	$9,538,643	1.45%	to	2.20%	1.44%	14.77%	to	15.63%
	2011	691,201	13.06	to	13.86	9,498,729	1.45%	to	2.20%	0.42%	-2.44%	to	-1.71%
	2010	832,664	13.39	to	14.10	11,650,361	1.45%	to	2.20%	0.44%	27.05%	to	28.01%
	2009	898,502	10.54	to	11.02	9,826,045	1.45%	to	2.20%	0.83%	31.76%	to	32.75%
	2008	963,073	8.00	to	8.30	7,941,276	1.45%	to	2.20%	0.79%	-41.74%	to	-41.30%
Value Line Centurion Fund	2012	86,796	$10.48	to	$11.21	$966,622	1.45%	to	2.20%	0.00%	12.76%	to	13.61%
	2011	104,119	9.30	to	9.87	1,020,921	1.45%	to	2.20%	0.00%	2.89%	to	3.67%
	2010	113,823	9.04	to	9.52	1,072,487	1.45%	to	2.20%	2.24%	23.00%	to	23.93%
	2009	121,020	7.35	to	7.68	920,573	1.45%	to	2.20%	0.00%	8.66%	to	9.48%
	2008	122,517	6.76	to	7.02	852,173	1.45%	to	2.20%	0.00%	-50.39%	to	-50.01%
Value Line Strategic Asset Management Trust	2012	470,238	$14.41	to	$16.76	$7,259,655	1.30%	to	2.20%	0.64%	12.90%	to	13.93%
	2011	506,904	12.76	to	14.71	6,875,802	1.30%	to	2.20%	0.57%	1.41%	to	2.33%
	2010	539,973	12.58	to	14.38	7,143,065	1.30%	to	2.20%	0.82%	12.69%	to	13.71%
	2009	569,141	11.17	to	12.65	6,607,097	1.30%	to	2.20%	1.13%	18.51%	to	26.46%
	2008	624,675	9.42	to	9.78	6,055,759	1.45%	to	2.20%	1.44%	-30.94%	to	-30.41%
Invesco Van Kampen V.I. American Franchise Fund Series II (formerly Invesco V.I. Capital Appreciation Fund Series II)	2012	1,131,076	$8.89	to	$9.51	$10,730,693	1.45%	to	2.20%	0.00%	9.78%	to	10.61%
	2011	1,228,191	8.10	to	8.59	10,537,445	1.45%	to	2.20%	0.00%	-10.13%	to	-9.45%
	2010	1,263,789	9.01	to	9.49	11,975,727	1.45%	to	2.20%	0.53%	12.69%	to	13.53%
	2009	1,389,112	7.99	to	8.36	11,598,278	1.45%	to	2.20%	0.28%	18.08%	to	18.97%
	2008	1,432,036	6.77	to	7.03	10,053,661	1.45%	to	2.20%	0.00%	-43.89%	to	-43.46%
Invesco Van Kampen V.I. Value Opportunities Fund Series II (formerly Invesco V.I. Basic Value Fund Series II)	2012	144,934	$9.43	to	$9.86	$1,408,552	1.45%	to	1.95%	1.22%	15.36%	to	15.94%
	2011	155,968	8.17	to	8.50	1,309,560	1.45%	to	1.95%	0.62%	-5.27%	to	-4.80%
	2010	185,498	8.63	to	8.93	1,636,512	1.45%	to	1.95%	0.35%	4.87%	to	5.39%
	2009	205,584	8.23	to	8.48	1,724,961	1.45%	to	1.95%	1.24%	44.87%	to	45.60%
	2008	227,650	5.68	to	5.82	1,314,809	1.45%	to	1.95%	0.49%	-52.84%	to	-52.60%
Invesco V.I. Global Real Estate Fund Series II(5)	2012	36,764	$14.08	to	$20.28	$676,951	1.30%	to	2.05%	0.51%	25.23%	to	26.18%
	2011	24,612	11.24	to	16.07	366,080	1.30%	to	2.05%	4.08%	-8.63%	to	-7.94%
	2010	15,513	12.33	to	17.46	256,882	1.30%	to	1.70%	6.21%	15.71%	to	23.26%
	2009	4,545	15.04	to	15.09	68,427	1.30%	to	1.65%	0.00%	50.39%	to	50.89%
Invesco V.I. Government Securities Fund Series II	2012	524,251	$11.97	to	$12.80	$6,681,779	1.45%	to	2.20%	2.81%	-0.02%	to	0.73%
	2011	650,012	11.97	to	12.71	8,230,887	1.45%	to	2.20%	2.33%	5.28%	to	6.07%
	2010	429,223	11.37	to	11.98	5,124,315	1.45%	to	2.20%	4.48%	2.80%	to	3.58%
	2009	500,740	11.06	to	11.57	5,773,963	1.45%	to	2.20%	4.24%	-2.44%	to	-1.71%
	2008	557,000	11.34	to	11.77	6,537,485	1.45%	to	2.20%	4.03%	9.53%	to	10.35%

B-59

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Invesco V.I. Mid Cap Core Equity Fund Series II	2012	1,798,429	$11.72	to	$15.48	$24,996,643	1.30%	to	2.05%	0.00%	8.35%	to	9.18%
	2011	593,142	10.81	to	14.17	8,171,368	1.30%	to	2.05%	0.12%	-8.41%	to	-7.72%
	2010	161,881	13.24	to	15.36	2,239,774	1.30%	to	1.95%	0.34%	11.57%	to	12.30%
	2009	191,157	11.87	to	13.68	2,339,363	1.30%	to	1.95%	1.09%	27.33%	to	36.78%
	2008	196,934	9.32	to	9.56	1,869,606	1.45%	to	1.95%	1.40%	-30.07%	to	-29.72%
Invesco V.I. Core Equity Fund Series II	2012	5,318,356	$12.70	to	$16.27	$77,121,452	1.30%	to	2.05%	1.07%	11.29%	to	12.13%
	2011	1,489,704	11.24	to	14.51	21,467,653	1.30%	to	1.95%	1.37%	-2.23%	to	-1.59%
	2010	29,951	11.50	to	14.74	380,413	1.30%	to	1.95%	0.83%	7.13%	to	7.83%
	2009	24,603	10.73	to	13.67	282,171	1.30%	to	1.95%	1.81%	25.50%	to	36.73%
	2008	20,964	8.55	to	8.77	182,604	1.45%	to	1.95%	1.81%	-31.68%	to	-31.33%
Invesco V.I. International Growth Fund Series II(6)	2012	6,692,121	$9.62	to	$11.29	$66,459,187	1.30%	to	2.15%	1.56%	12.92%	to	13.75%
	2011	2,271,830	8.41	to	8.45	19,187,996	1.30%	to	2.05%	0.00%	-15.90%	to	-15.47%
Invesco V.I. Small Cap Equity Fund Series II(6)	2012	2,726,220	$9.59	to	$9.71	$27,058,685	1.30%	to	2.05%	0.00%	11.33%	to	12.18%
	2011	860,726	8.61	to	8.65	7,442,421	1.30%	to	2.05%	0.00%	-13.90%	to	-13.45%
Invesco Van Kampen V.I. Comstock Fund Series II(6)	2012	7,961,389	$10.44	to	$11.11	$84,256,766	1.30%	to	2.15%	1.82%	11.11%	to	17.37%
	2011	2,660,560	8.87	to	8.89	23,642,805	1.30%	to	1.70%	0.00%	-11.30%	to	-11.05%
Invesco Van Kampen V.I. American Value Fund Series II (formerly Invesco Van Kampen V.I. Mid Cap Value Fund Series II)(5)	2012	1,374,231	$13.79	to	$20.63	$23,119,003	1.30%	to	2.05%	0.79%	14.68%	to	15.55%
	2011	380,705	12.09	to	17.85	6,766,599	1.30%	to	1.70%	1.12%	-0.88%	to	-0.48%
	2010	6,021	17.73	to	17.94	107,440	1.30%	to	1.90%	0.83%	19.87%	to	20.59%
	2009	648	14.83	to	14.88	9,624	1.30%	to	1.65%	0.94%	48.26%	to	48.75%
Invesco Van Kampen V.I. Government Fund Series II(7)	2012	—	$—		$—	$—	—		—	—	—		—
	2011	—	—		—	—	—		—	—	—		—
	2010	321,879	10.82	to	11.40	3,646,862	1.45%	to	2.20%	0.21%	2.59%	to	3.36%
	2009	358,399	10.55	to	11.03	3,934,017	1.45%	to	2.20%	6.32%	-1.35%	to	-0.60%
	2008	382,941	10.69	to	11.10	4,232,440	1.45%	to	2.20%	4.39%	-0.71%	to	0.04%
Invesco Van Kampen V.I. Growth and Income Fund Series II	2012	550,570	$12.60	to	$13.48	$7,349,346	1.45%	to	2.20%	1.27%	11.84%	to	12.69%
	2011	647,991	11.27	to	11.96	7,673,639	1.45%	to	2.20%	1.03%	-4.40%	to	-3.68%
	2010	707,776	11.79	to	12.42	8,708,139	1.45%	to	2.20%	0.10%	9.74%	to	10.57%
	2009	788,412	10.74	to	11.23	8,773,050	1.45%	to	2.20%	3.62%	21.40%	to	22.31%
	2008	913,703	8.85	to	9.18	8,320,301	1.45%	to	2.20%	1.83%	-33.70%	to	-33.20%
Alger Capital Appreciation Portfolio Class S	2012	150,064	$13.94	to	$19.90	$2,750,899	1.30%	to	2.30%	0.53%	15.19%	to	16.36%
	2011	146,984	12.10	to	17.10	2,330,075	1.30%	to	2.30%	0.00%	-2.90%	to	-1.92%
	2010	141,004	15.60	to	17.43	2,291,161	1.30%	to	1.95%	0.21%	11.42%	to	12.15%
	2009	143,706	14.00	to	15.55	2,075,887	1.30%	to	1.95%	0.00%	47.76%	to	55.46%
	2008	143,095	9.48	to	9.65	1,380,276	1.45%	to	1.95%	0.00%	-46.33%	to	-46.06%
AllianceBernstein VPS Growth & Income Portfolio Class B	2012	165,162	$11.49	to	$12.29	$2,007,540	1.45%	to	2.20%	1.35%	14.67%	to	15.54%
	2011	189,830	10.02	to	10.64	1,994,427	1.45%	to	2.20%	1.11%	3.75%	to	4.53%
	2010	220,861	9.66	to	10.18	2,224,447	1.45%	to	2.20%	0.00%	10.33%	to	11.16%
	2009	239,215	8.76	to	9.16	2,167,133	1.45%	to	2.20%	3.57%	17.72%	to	18.61%
	2008	277,254	7.44	to	7.72	2,121,616	1.45%	to	2.20%	1.75%	-42.00%	to	-41.56%
AllianceBernstein VPS International Value Portofolio Class B (5)	2012	2,585,546	$10.98	to	$14.19	$36,462,588	1.30%	to	2.05%	1.45%	11.86%	to	12.71%
	2011	2,467,884	9.82	to	12.59	30,926,386	1.30%	to	2.05%	4.34%	-21.08%	to	-20.48%
	2010	1,709,038	12.44	to	15.84	26,982,986	1.30%	to	2.05%	3.42%	2.94%	to	24.41%
	2009	771,152	15.30	to	15.38	11,844,024	1.30%	to	1.90%	1.76%	52.96%	to	53.83%
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2012	136,733	$11.62	to	$12.16	$1,656,145	1.45%	to	1.95%	0.03%	13.86%	to	14.43%
	2011	153,180	10.16	to	10.57	1,616,417	1.45%	to	1.95%	0.09%	-5.62%	to	-5.15%
	2010	163,614	10.76	to	11.14	1,818,588	1.45%	to	1.95%	0.27%	7.70%	to	8.24%
	2009	196,631	9.99	to	10.30	2,020,870	1.45%	to	1.95%	0.00%	34.44%	to	35.12%
	2008	186,493	7.43	to	7.62	1,417,346	1.45%	to	1.95%	0.00%	-40.99%	to	-40.70%

B-60

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2012	151,249	$8.96	to	$9.37	$1,416,803	1.45%	to	1.95%	0.00%	11.04%	to	11.60%
	2011	155,264	8.07	to	8.40	1,303,424	1.45%	to	1.95%	0.35%	-24.90%	to	-24.52%
	2010	176,508	10.75	to	11.13	1,963,396	1.45%	to	1.95%	1.98%	16.28%	to	16.86%
	2009	198,724	9.24	to	9.52	1,892,402	1.45%	to	1.95%	0.00%	50.17%	to	50.92%
	2008	158,476	6.16	to	6.31	999,809	1.45%	to	1.95%	0.00%	-48.49%	to	-48.23%
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2012	254,466	$19.61	to	$20.98	$5,262,993	1.45%	to	2.20%	0.86%	18.18%	to	19.08%
	2011	279,804	16.60	to	17.62	4,846,342	1.45%	to	2.20%	1.25%	6.37%	to	7.17%
	2010	340,012	15.60	to	16.44	5,507,157	1.45%	to	2.20%	1.22%	23.29%	to	24.22%
	2009	356,847	12.65	to	13.23	4,655,529	1.45%	to	2.20%	2.47%	26.40%	to	27.35%
	2008	409,897	10.01	to	10.39	4,206,487	1.45%	to	2.20%	1.36%	-37.23%	to	-36.76%
AllianceBernstein VPS Value Portfolio Class B	2012	128,025	$9.73	to	$10.41	$1,312,378	1.45%	to	2.20%	1.62%	13.01%	to	13.86%
	2011	157,035	8.61	to	9.14	1,416,232	1.45%	to	2.20%	1.23%	-5.88%	to	-5.17%
	2010	178,779	9.15	to	9.64	1,699,663	1.45%	to	2.20%	1.85%	8.98%	to	9.80%
	2009	211,674	8.40	to	8.78	1,823,961	1.45%	to	2.20%	3.13%	18.39%	to	19.28%
	2008	289,451	7.09	to	7.36	2,076,771	1.45%	to	2.20%	2.14%	-42.31%	to	-41.87%
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B(8)	2012	228	$10.60	to	$10.60	$2,419	1.40%	to	1.40%	0.00%	6.02%	to	6.02%
BlackRock Capital Appreciation V.I. Fund Class III(6)	2012	10,619,105	$9.34	to	$9.50	$102,802,174	1.30%	to	2.30%	0.88%	10.96%	to	12.09%
	2011	3,804,393	8.42	to	8.48	32,233,197	1.30%	to	2.30%	0.87%	-15.78%	to	-15.21%
BlackRock Global Allocation V.I. Fund Class III(5)	2012	225,040	$11.54	to	$13.99	$2,988,514	1.30%	to	2.30%	1.63%	7.44%	to	8.53%
	2011	173,734	10.74	to	12.89	2,176,238	1.30%	to	2.30%	2.73%	-5.85%	to	-4.89%
	2010	100,407	13.39	to	13.55	1,352,673	1.30%	to	1.90%	1.48%	7.68%	to	8.33%
	2009	35,137	12.44	to	12.51	438,061	1.30%	to	1.90%	4.21%	24.38%	to	25.09%
BlackRock Large Cap Core V.I. Fund Class III(5)	2012	15,604,423	$10.65	to	$15.29	$231,796,099	1.30%	to	2.15%	1.41%	6.46%	to	10.93%
	2011	10,592,166	11.92	to	13.78	145,374,863	1.30%	to	2.05%	1.27%	0.07%	to	0.83%
	2010	5,923,190	11.92	to	13.67	80,706,503	1.30%	to	2.05%	1.39%	7.47%	to	19.17%
	2009	2,028,703	12.65	to	12.72	25,765,115	1.30%	to	1.90%	2.16%	26.48%	to	27.20%
BlackRock Large Cap Value V.I. Fund Class III(5)	2012	66,496	$12.86	to	$14.04	$918,682	1.30%	to	2.05%	1.00%	10.94%	to	11.78%
	2011	74,503	11.59	to	12.56	918,125	1.30%	to	2.05%	1.33%	-3.11%	to	-2.38%
	2010	46,685	12.71	to	12.86	596,228	1.30%	to	1.90%	1.26%	6.41%	to	7.05%
	2009	17,594	11.95	to	12.01	210,830	1.30%	to	1.90%	5.19%	19.46%	to	20.15%
Columbia Variable Portfolio — Asset Allocation Fund Class 2(5)	2012	54,247	$12.21	to	$15.68	$834,467	1.30%	to	2.30%	2.20%	10.17%	to	11.29%
	2011	50,098	11.08	to	14.09	695,334	1.30%	to	2.30%	2.48%	-3.35%	to	-2.37%
	2010	46,791	14.26	to	14.43	668,683	1.30%	to	1.90%	3.62%	11.11%	to	11.79%
	2009	8,573	12.84	to	12.91	110,196	1.30%	to	1.90%	1.31%	28.37%	to	29.10%
Columbia Variable Portfolio — Small Cap Value Fund Class 2(5)	2012	4,283,025	$10.81	to	$17.84	$71,165,521	1.30%	to	2.15%	0.30%	8.13%	to	9.80%
	2011	2,678,422	11.57	to	16.25	43,305,852	1.30%	to	2.05%	0.91%	-8.05%	to	-7.35%
	2010	1,640,952	12.59	to	17.54	28,688,693	1.30%	to	2.05%	0.97%	24.82%	to	25.85%
	2009	848,091	13.97	to	14.05	11,896,308	1.30%	to	1.90%	0.92%	39.69%	to	40.49%
Columbia Variable Portfolio — Small Company Growth Fund Class 2(5)	2012	12,613	$13.33	to	$17.57	$210,553	1.30%	to	1.70%	0.00%	9.81%	to	10.25%
	2011	21,844	15.65	to	15.94	336,569	1.30%	to	1.90%	0.00%	-7.59%	to	-7.03%
	2010	18,965	16.94	to	17.14	322,574	1.30%	to	1.90%	0.00%	25.60%	to	26.36%
	2009	4,347	13.49	to	13.56	58,749	1.30%	to	1.90%	0.00%	34.87%	to	35.64%
Columbia Variable Portfolio — Marsico 21st Century Fund Class 2(5)	2012	8,871	$11.75	to	$15.88	$137,648	1.30%	to	2.05%	0.00%	8.85%	to	9.67%
	2011	7,195	10.79	to	14.48	103,505	1.30%	to	2.05%	0.00%	-13.91%	to	-13.26%
	2010	9,796	16.50	to	16.70	162,824	1.30%	to	1.90%	0.00%	14.90%	to	15.60%
	2009	5,048	14.36	to	14.44	72,755	1.30%	to	1.90%	0.00%	43.61%	to	44.42%
Columbia Variable Portfolio — Marsico Growth Fund Class 2(5)	2012	27,098	$13.26	to	$17.16	$454,495	1.30%	to	2.30%	0.41%	9.35%	to	10.46%
	2011	34,645	12.13	to	15.54	531,888	1.30%	to	2.30%	0.10%	-5.06%	to	-4.10%
	2010	25,423	16.01	to	16.20	408,445	1.30%	to	1.90%	0.05%	18.96%	to	19.69%
	2009	4,057	13.44	to	13.52	54,669	1.30%	to	1.90%	0.33%	34.42%	to	35.18%

B-61

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Columbia Variable Portfolio — Seligman Global Technology Fund Class 2(5)	2012	3,032,016	$12.26	to	$17.89	$53,896,510	1.30%	to	2.05%	0.00%	4.84%	to	5.64%
	2011	2,148,745	11.69	to	16.94	36,174,788	1.30%	to	2.05%	0.00%	-6.46%	to	-5.75%
	2010	1,290,776	12.50	to	17.97	23,091,126	1.30%	to	2.05%	0.00%	13.30%	to	25.00%
	2009	658,496	15.77	to	15.86	10,427,060	1.30%	to	1.90%	0.00%	57.70%	to	58.60%
Davis Financial Portofolio	2012	159,143	$12.45	to	$18.68	$1,867,463	1.30%	to	2.05%	1.96%	16.39%	to	17.28%
	2011	167,601	10.70	to	15.93	1,668,019	1.30%	to	2.05%	1.35%	-9.84%	to	-9.16%
	2010	170,406	9.36	to	17.53	1,806,407	1.30%	to	2.00%	0.91%	8.89%	to	9.66%
	2009	150,462	8.60	to	15.99	1,377,102	1.30%	to	2.00%	0.94%	38.37%	to	59.89%
	2008	133,202	6.21	to	6.34	844,138	1.45%	to	2.00%	0.00%	-47.44%	to	-47.14%
Davis Real Estate Portfolio	2012	316,796	$12.61	to	$13.16	$4,143,641	1.45%	to	2.00%	1.04%	14.81%	to	15.45%
	2011	339,289	10.99	to	11.40	3,847,200	1.45%	to	2.00%	1.33%	6.72%	to	7.31%
	2010	369,884	10.29	to	10.62	3,911,288	1.45%	to	2.00%	1.88%	17.32%	to	17.96%
	2009	395,429	8.77	to	9.01	3,546,824	1.45%	to	2.00%	2.78%	29.10%	to	29.82%
	2008	359,759	6.80	to	6.94	2,487,739	1.45%	to	2.00%	2.35%	-47.98%	to	-47.69%
Davis Value Portfolio	2012	5,013,012	$10.61	to	$11.24	$56,258,310	1.45%	to	2.20%	1.64%	10.60%	to	11.44%
	2011	5,392,701	9.59	to	10.09	54,313,816	1.45%	to	2.20%	0.86%	-6.27%	to	-5.56%
	2010	5,688,635	10.23	to	10.68	60,676,782	1.45%	to	2.20%	1.35%	10.30%	to	11.13%
	2009	5,895,023	9.28	to	9.61	56,593,638	1.45%	to	2.20%	0.93%	28.29%	to	29.25%
	2008	5,326,784	7.23	to	7.44	39,562,630	1.45%	to	2.20%	1.35%	-41.63%	to	-41.19%
Wells Fargo Advantage VT International Equity Fund Class 2(5)	2012	14,382,065	$12.01	to	$14.27	$204,218,238	1.30%	to	2.05%	1.39%	11.16%	to	12.00%
	2011	10,154,799	10.81	to	12.74	128,851,237	1.30%	to	2.05%	0.10%	-14.69%	to	-14.04%
	2010	5,354,710	12.67	to	14.82	79,137,525	1.30%	to	2.05%	0.64%	14.99%	to	26.67%
	2009	2,697,556	12.82	to	12.89	34,721,364	1.30%	to	1.90%	0.28%	28.18%	to	28.91%
Wells Fargo Advantage VT Small Cap Value Fund Class 2(5)	2012	13,529	$12.22	to	$17.56	$220,604	1.30%	to	2.05%	0.99%	11.66%	to	12.51%
	2011	6,628	10.94	to	15.61	101,006	1.30%	to	2.05%	0.61%	-9.16%	to	-8.47%
	2010	3,225	12.07	to	17.05	54,485	1.30%	to	1.70%	0.05%	17.70%	to	20.65%
	2009	2,622	14.40	to	14.44	37,788	1.30%	to	1.65%	0.47%	43.96%	to	44.44%
Fidelity VIP Balanced Portfolio Service Class 2	2012	314,406	$13.19	to	$13.78	$4,307,180	1.45%	to	2.00%	1.42%	12.53%	to	13.15%
	2011	371,921	11.72	to	12.18	4,509,415	1.45%	to	2.00%	1.35%	-5.74%	to	-5.22%
	2010	439,557	12.44	to	12.85	5,626,546	1.45%	to	2.00%	1.53%	15.41%	to	16.05%
	2009	430,886	10.78	to	11.07	4,754,390	1.45%	to	2.00%	1.77%	35.57%	to	36.32%
	2008	430,300	7.95	to	8.12	3,486,072	1.45%	to	2.00%	1.58%	-35.46%	to	-35.11%
Fidelity VIP Contrafund Portfolio Service Class 2	2012	24,255,984	$14.50	to	$18.50	$398,331,959	1.30%	to	2.20%	1.23%	13.59%	to	14.63%
	2011	19,741,963	12.76	to	16.14	290,492,812	1.30%	to	2.20%	0.90%	-4.91%	to	-4.05%
	2010	16,307,484	13.42	to	16.82	243,666,695	1.30%	to	2.20%	1.13%	14.37%	to	15.41%
	2009	13,681,385	11.74	to	14.58	172,013,413	1.30%	to	2.20%	1.28%	32.51%	to	45.75%
	2008	11,430,101	8.86	to	9.19	104,192,728	1.45%	to	2.20%	1.00%	-43.95%	to	-43.52%
Fidelity VIP Equity-Income Portfolio Service Class 2	2012	1,888,451	$11.54	to	$12.34	$23,203,106	1.45%	to	2.20%	2.82%	14.49%	to	15.35%
	2011	2,181,477	10.08	to	10.70	23,231,281	1.45%	to	2.20%	2.27%	-1.55%	to	-0.80%
	2010	2,407,765	10.24	to	10.79	25,858,092	1.45%	to	2.20%	1.62%	12.40%	to	13.25%
	2009	2,499,377	9.11	to	9.53	23,710,947	1.45%	to	2.20%	2.19%	27.05%	to	28.00%
	2008	2,134,984	7.17	to	7.44	15,812,963	1.45%	to	2.20%	2.71%	-44.07%	to	-43.64%
Fidelity VIP Growth Portfolio Service Class 2	2012	160,164	$11.57	to	$12.18	$1,863,505	1.45%	to	2.00%	0.35%	12.12%	to	12.74%
	2011	177,191	10.27	to	10.86	1,827,299	1.45%	to	2.00%	0.12%	-2.02%	to	-1.48%
	2010	199,166	9.89	to	10.42	2,080,417	1.45%	to	2.20%	0.03%	21.15%	to	22.07%
	2009	203,661	8.16	to	8.54	1,744,113	1.45%	to	2.20%	0.19%	25.17%	to	26.11%
	2008	249,932	6.52	to	6.77	1,697,420	1.45%	to	2.20%	0.58%	-48.47%	to	-48.07%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2012	6,202,863	$10.96	to	$13.22	$83,683,726	1.30%	to	2.05%	2.14%	3.44%	to	4.23%
	2011	6,275,463	10.60	to	12.68	81,407,235	1.30%	to	2.05%	2.94%	4.85%	to	5.64%
	2010	6,676,265	11.70	to	12.00	82,140,455	1.30%	to	2.20%	3.45%	5.20%	to	6.15%
	2009	6,485,751	11.12	to	11.31	75,310,327	1.30%	to	2.20%	8.27%	12.94%	to	13.08%
	2008	4,531,691	9.85	to	10.22	46,235,315	1.45%	to	2.20%	3.85%	-5.58%	to	-4.87%

B-62

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Mid Cap Portfolio Service Class 2	2012	12,376,223	$12.24	to	$18.42	$223,101,783	1.30%	to	2.30%	0.42%	11.93%	to	13.07%
	2011	10,434,430	10.93	to	16.30	166,237,701	1.30%	to	2.30%	0.03%	-12.89%	to	-12.01%
	2010	7,913,851	17.20	to	18.52	143,124,001	1.30%	to	2.20%	0.13%	25.76%	to	26.90%
	2009	6,838,587	13.67	to	14.59	97,240,646	1.30%	to	2.20%	0.53%	36.70%	to	45.94%
	2008	4,257,870	10.00	to	10.38	43,475,522	1.45%	to	2.20%	0.25%	-40.93%	to	-40.49%
Fidelity VIP Overseas Portfolio Service Class 2(5)	2012	19,212	$12.22	to	$15.37	$289,739	1.30%	to	2.30%	1.77%	17.62%	to	18.81%
	2011	17,318	10.39	to	12.94	221,791	1.30%	to	2.30%	1.22%	-19.23%	to	-18.41%
	2010	15,161	15.67	to	15.85	238,967	1.30%	to	1.90%	1.35%	10.69%	to	11.36%
	2009	9,572	14.19	to	14.24	135,850	1.30%	to	1.65%	5.43%	41.90%	to	42.37%
Templeton Global Bond Securities Fund Class 2(5)	2012	501,332	$11.87	to	$14.49	$6,989,934	1.30%	to	2.30%	6.29%	12.43%	to	13.57%
	2011	425,059	10.56	to	12.76	5,278,735	1.30%	to	2.30%	5.16%	-3.14%	to	-2.16%
	2010	212,806	10.92	to	13.04	2,737,283	1.30%	to	2.05%	1.46%	9.16%	to	12.96%
	2009	77,799	11.48	to	11.55	896,209	1.30%	to	1.90%	0.53%	14.82%	to	15.48%
Templeton Growth Securities Fund Class 2	2012	529,286	$13.03	to	$16.73	$6,665,531	1.30%	to	2.05%	2.02%	18.59%	to	19.49%
	2011	584,960	10.98	to	14.00	6,113,033	1.30%	to	2.05%	1.33%	-8.88%	to	-8.18%
	2010	654,514	12.05	to	15.25	7,406,122	1.30%	to	2.05%	1.33%	6.00%	to	20.54%
	2009	672,083	10.13	to	14.39	7,115,523	1.30%	to	2.20%	3.21%	28.24%	to	43.89%
	2008	694,293	7.90	to	8.20	5,648,556	1.45%	to	2.20%	1.80%	-43.59%	to	-43.16%
Templeton Foreign Securities Fund Class 2(8)	2012	1,665,256	$14.66	to	$14.73	$24,516,188	1.40%	to	2.15%	0.04%	24.61%	to	25.15%
Franklin Income Securities Fund Class 2(5)	2012	275,017	$12.30	to	$17.19	$4,433,580	1.30%	to	2.30%	6.58%	10.07%	to	11.18%
	2011	239,800	11.18	to	15.46	3,489,298	1.30%	to	2.30%	5.79%	0.04%	to	1.05%
	2010	169,826	11.19	to	15.30	2,512,685	1.30%	to	2.05%	6.35%	11.21%	to	11.88%
	2009	51,577	13.68	to	13.76	707,698	1.30%	to	1.90%	4.57%	36.80%	to	37.58%
Mutual Shares Securities Fund Class 2(5)	2012	170,366	$12.52	to	$15.96	$2,422,055	1.30%	to	2.05%	2.21%	11.90%	to	12.76%
	2011	135,410	11.19	to	14.15	1,739,717	1.30%	to	2.05%	2.96%	-3.06%	to	-2.33%
	2010	70,604	11.54	to	14.49	966,892	1.30%	to	2.05%	1.70%	9.75%	to	15.43%
	2009	29,178	13.13	to	13.20	384,331	1.30%	to	1.90%	0.65%	31.27%	to	32.02%
Franklin U.S. Government Fund Class 2(5)	2012	18,130,883	$9.96	to	$11.11	$198,074,022	1.30%	to	2.15%	2.63%	-0.45%	to	0.56%
	2011	11,561,353	10.32	to	11.05	127,185,173	1.30%	to	2.05%	3.17%	3.52%	to	4.31%
	2010	7,161,483	9.97	to	10.59	75,621,604	1.30%	to	2.05%	3.22%	-0.35%	to	3.91%
	2009	3,215,552	10.13	to	10.19	32,720,401	1.30%	to	1.90%	2.51%	1.33%	to	1.91%
Franklin Rising Dividends Securities Fund Class 2	2012	1,647,531	$13.03	to	$13.93	$22,791,754	1.45%	to	2.20%	1.63%	9.51%	to	10.33%
	2011	1,793,574	11.90	to	12.63	22,502,225	1.45%	to	2.20%	1.50%	3.68%	to	4.46%
	2010	1,890,455	11.47	to	12.09	22,710,230	1.45%	to	2.20%	1.61%	18.01%	to	18.89%
	2009	2,036,966	9.72	to	10.17	20,593,947	1.45%	to	2.20%	1.46%	14.78%	to	15.64%
	2008	2,186,733	8.47	to	8.79	19,129,665	1.45%	to	2.20%	1.76%	-28.70%	to	-28.16%
Franklin Small Cap Value Securities Fund Class 2	2012	5,104,724	$14.33	to	$20.16	$94,256,213	1.30%	to	2.30%	0.80%	15.67%	to	16.84%
	2011	4,758,563	12.39	to	17.25	74,043,169	1.30%	to	2.30%	0.68%	-5.96%	to	-5.01%
	2010	4,045,931	14.26	to	18.16	64,774,324	1.30%	to	2.20%	0.72%	25.42%	to	26.56%
	2009	3,620,468	11.37	to	14.35	44,606,753	1.30%	to	2.20%	1.57%	26.33%	to	43.49%
	2008	2,469,548	9.00	to	9.34	22,907,236	1.45%	to	2.20%	1.13%	-34.49%	to	-33.99%
MFS Research Bond Series Service Class	2012	4,835,777	$10.30	to	$10.70	$51,933,636	1.30%	to	2.15%	2.97%	3.05%	to	5.66%
	2011	961,526	10.10	to	10.12	10,506,178	1.30%	to	2.05%	2.26%	1.05%	to	1.24%
	2010	281,339	11.88	to	12.44	3,467,017	1.45%	to	2.00%	3.08%	5.07%	to	5.65%
	2009	292,048	11.26	to	11.78	3,408,058	1.45%	to	2.20%	4.12%	13.38%	to	14.23%
	2008	307,988	9.93	to	10.31	3,149,166	1.45%	to	2.20%	2.75%	-4.78%	to	-4.06%
MFS Core Equity Series Service Class	2012	21,739	$12.41	to	$12.88	$279,579	1.45%	to	1.75%	0.49%	13.92%	to	14.26%
	2011	21,291	10.90	to	11.27	239,661	1.45%	to	1.75%	0.69%	-3.00%	to	-2.71%
	2010	19,556	11.23	to	11.59	226,205	1.45%	to	1.75%	0.86%	14.82%	to	15.17%
	2009	24,043	9.91	to	10.06	241,600	1.45%	to	1.70%	1.32%	29.99%	to	30.32%
	2008	19,998	7.62	to	7.72	154,203	1.45%	to	1.70%	0.41%	-40.35%	to	-40.20%

B-63

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS Growth Series Service Class	2012	127,483	$13.87	to	$18.50	$1,985,323	1.30%	to	2.30%	0.00%	14.39%	to	15.55%
	2011	127,575	12.12	to	16.01	1,730,783	1.30%	to	2.30%	0.02%	-2.83%	to	-1.85%
	2010	131,072	13.04	to	16.31	1,788,953	1.30%	to	1.95%	0.00%	12.79%	to	13.53%
	2009	119,734	11.57	to	14.37	1,435,635	1.30%	to	1.95%	0.03%	34.66%	to	43.69%
	2008	102,346	8.59	to	8.80	899,498	1.45%	to	1.95%	0.00%	-38.76%	to	-38.46%
MFS Investors Trust Series Service Class	2012	64,325	$12.51	to	$13.75	$880,633	1.45%	to	2.00%	0.75%	16.46%	to	17.11%
	2011	66,141	10.74	to	11.74	773,737	1.45%	to	2.00%	0.76%	-4.36%	to	-3.83%
	2010	71,015	11.23	to	12.21	864,137	1.45%	to	2.00%	1.00%	8.67%	to	9.27%
	2009	81,190	10.33	to	11.17	904,594	1.45%	to	2.00%	1.29%	24.04%	to	24.72%
	2008	82,175	8.33	to	8.96	734,328	1.45%	to	2.00%	0.56%	-34.59%	to	-34.22%
MFS New Discovery Series Service Class	2012	122,067	$13.95	to	$14.92	$1,891,562	1.45%	to	2.20%	0.00%	18.25%	to	19.14%
	2011	124,890	11.80	to	12.52	1,626,407	1.45%	to	2.20%	0.00%	-12.45%	to	-11.79%
	2010	151,773	13.47	to	14.20	2,230,706	1.45%	to	2.20%	0.00%	32.97%	to	33.97%
	2009	153,508	10.13	to	10.60	1,690,002	1.45%	to	2.20%	0.00%	59.36%	to	60.56%
	2008	139,958	6.36	to	6.60	956,218	1.45%	to	2.20%	0.00%	-40.85%	to	-40.40%
MFS Strategic Income Series Service Class	2012	99,786	$13.41	to	$14.35	$1,428,240	1.45%	to	2.20%	5.48%	8.18%	to	9.00%
	2011	108,709	12.40	to	13.16	1,425,243	1.45%	to	2.20%	5.53%	2.25%	to	3.02%
	2010	116,516	12.13	to	12.78	1,480,477	1.45%	to	2.20%	4.59%	7.39%	to	8.20%
	2009	122,201	11.29	to	11.81	1,432,120	1.45%	to	2.20%	9.75%	21.17%	to	22.09%
	2008	115,045	9.32	to	9.67	1,105,259	1.45%	to	2.20%	6.14%	-14.19%	to	-13.54%
MFS Total Return Series Service Class	2012	1,310,038	$12.00	to	$12.84	$16,700,972	1.45%	to	2.20%	2.50%	8.50%	to	9.32%
	2011	1,523,299	11.06	to	11.74	17,757,927	1.45%	to	2.20%	2.35%	-0.64%	to	0.11%
	2010	1,774,203	11.13	to	11.73	20,670,068	1.45%	to	2.20%	2.62%	7.24%	to	8.04%
	2009	1,979,568	10.38	to	10.86	21,367,799	1.45%	to	2.20%	3.51%	15.15%	to	16.02%
	2008	2,170,235	9.02	to	9.36	20,191,099	1.45%	to	2.20%	2.89%	-24.03%	to	-23.45%
MFS Utilities Series Service Class(5)	2012	3,620,735	$11.12	to	$17.92	$60,718,370	1.30%	to	2.15%	6.55%	11.21%	to	11.74%
	2011	2,409,741	12.68	to	16.04	38,396,494	1.30%	to	2.05%	3.17%	4.33%	to	5.12%
	2010	1,522,850	12.15	to	15.25	23,113,105	1.30%	to	2.05%	2.56%	12.03%	to	21.52%
	2009	758,436	13.54	to	13.62	10,310,706	1.30%	to	1.90%	1.34%	35.39%	to	36.16%
MFS Value Series Service Class(5)	2012	54,541	$13.16	to	$16.26	$833,554	1.30%	to	2.05%	1.47%	13.51%	to	14.37%
	2011	49,957	11.59	to	14.22	679,811	1.30%	to	2.05%	1.49%	-2.50%	to	-1.76%
	2010	25,520	14.31	to	14.47	363,896	1.30%	to	1.90%	1.23%	9.11%	to	9.77%
	2009	16,943	13.14	to	13.19	222,854	1.30%	to	1.65%	0.02%	31.43%	to	31.86%
MFS Technology Portfolio Service Class(8)	2012	828,794	$7.59	to	$7.63	$6,318,445	1.40%	to	2.15%	0.00%	9.59%	to	10.07%
MFS New Discovery Portfolio Service Class(8)	2012	354,994	$17.57	to	$17.65	$6,262,296	1.40%	to	2.15%	0.00%	17.08%	to	17.59%
Oppenheimer Capital Appreciation Fund/VA Service Class(5)	2012 2011	4,727,867 4,890,352	$13.19 11.83	to to	$17.57 15.65	$82,586,656 76,160,176	1.30% 1.30%	to to	2.05% 2.05%	0.39% 0.10%	11.48% -3.39%	to to	12.32% -2.66%
	2010	4,017,595	12.25	to	16.07	64,382,265	1.30%	to	2.05%	0.00%	7.72%	to	22.50%
	2009	1,698,577	14.84	to	14.92	25,303,396	1.30%	to	1.90%	0.00%	48.35%	to	49.20%
Oppenheimer International Growth Fund/VA Service Class(5)	2012	66,611	$13.19	to	$18.82	$1,172,342	1.30%	to	2.05%	1.26%	19.19%	to	20.10%
	2011	56,612	11.07	to	15.67	832,337	1.30%	to	2.05%	0.64%	-9.50%	to	-8.81%
	2010	38,017	16.99	to	17.19	635,355	1.30%	to	1.90%	0.85%	12.44%	to	13.13%
	2009	21,880	15.11	to	15.19	331,448	1.30%	to	1.90%	0.00%	51.09%	to	51.95%
Oppenheimer Main Street Small- & Mid-Cap Fund/VA Service Class (5)	2012	7,757,161	$13.63	to	$20.67	$145,964,487	1.30%	to	2.30%	0.33%	14.97%	to	16.14%
	2011	4,916,695	11.85	to	17.80	87,075,391	1.30%	to	2.30%	0.33%	-4.62%	to	-3.65%
	2010	3,037,733	12.44	to	18.47	55,939,723	1.30%	to	2.05%	0.32%	21.46%	to	24.43%
	2009	1,600,237	15.12	to	15.21	24,301,288	1.30%	to	1.90%	0.04%	51.23%	to	52.10%
Oppenheimer Global Strategic Income Fund/VA Service Class(5)	2012	17,409,428	$10.74	to	$14.86	$250,260,062	1.30%	to	2.15%	5.59%	7.40%	to	11.67%
	2011	13,469,913	10.66	to	13.31	178,483,072	1.30%	to	2.05%	2.39%	-1.41%	to	-0.66%
	2010	8,405,698	10.81	to	13.40	112,271,754	1.30%	to	2.05%	6.37%	8.11%	to	13.28%
	2009	4,169,395	11.76	to	11.83	49,230,997	1.30%	to	1.90%	0.01%	17.59%	to	18.26%

B-64

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
PIMCO Low Duration Portfolio Advisor Class(5)	2012	288,693	$10.38	to	$12.03	$3,420,427	1.30%	to	2.05%	1.79%	3.58%	to	4.37%
	2011	241,604	10.02	to	11.52	2,750,615	1.30%	to	2.05%	1.57%	-1.06%	to	-0.31%
	2010	132,688	11.42	to	11.56	1,525,514	1.30%	to	1.90%	1.55%	3.19%	to	3.82%
	2009	25,744	11.07	to	11.13	285,909	1.30%	to	1.90%	1.73%	10.71%	to	11.34%
PIMCO Real Return Portfolio Advisor Class(5)	2012	309,408	$11.77	to	$14.59	$4,395,331	1.30%	to	2.30%	0.98%	6.16%	to	7.24%
	2011	216,469	11.09	to	13.61	2,875,315	1.30%	to	2.30%	1.89%	9.02%	to	10.12%
	2010	112,677	10.18	to	12.36	1,374,442	1.30%	to	2.05%	1.28%	1.83%	to	6.60%
	2009	17,146	11.52	to	11.59	198,164	1.30%	to	1.90%	1.79%	15.24%	to	15.90%
PIMCO Total Return Portfolio Advisor Class(5)	2012	29,423,799	$10.97	to	$13.11	$370,012,386	1.30%	to	2.30%	2.46%	6.98%	to	8.07%
	2011	16,209,974	10.25	to	12.13	195,549,030	1.30%	to	2.30%	2.55%	1.14%	to	2.16%
	2010	8,264,043	10.15	to	11.87	97,760,073	1.30%	to	2.05%	2.32%	1.47%	to	6.61%
	2009	3,822,240	11.07	to	11.13	42,492,649	1.30%	to	1.90%	3.72%	10.71%	to	11.35%
Pioneer Fundamental Value VCT Portfolio Class II (formerly Pioneer Cullen Value VCT Portfolio Class II)(5)	2012	13,836,313	$12.04	to	$14.00	$192,762,698	1.30%	to	2.05%	1.02%	8.33%	to	9.16%
	2011	11,067,568	11.12	to	12.83	141,393,346	1.30%	to	2.05%	0.71%	-5.63%	to	-4.92%
	2010	7,121,764	11.78	to	13.49	95,806,166	1.30%	to	2.05%	0.58%	7.84%	to	17.80%
	2009	4,026,457	12.44	to	12.51	50,302,548	1.30%	to	1.90%	0.63%	24.41%	to	25.12%
Pioneer Equity Income VCT Portfolio Class II(5)	2012	2,887,098	$13.41	to	$16.33	$31,103,228	1.30%	to	2.30%	7.12%	7.45%	to	8.54%
	2011	17,963	12.48	to	15.04	254,670	1.30%	to	2.30%	2.22%	3.35%	to	4.40%
	2010	9,564	12.12	to	14.41	129,733	1.30%	to	1.70%	2.56%	17.68%	to	21.16%
	2009	459	12.20	to	12.25	5,613	1.30%	to	1.65%	1.43%	22.04%	to	22.45%
Pioneer Fund VCT Portfolio Class II(5)	2012	2,190	$12.58	to	$15.66	$32,486	1.30%	to	2.05%	1.20%	7.70%	to	8.52%
	2011	4,189	11.68	to	14.43	53,273	1.30%	to	2.05%	1.39%	-6.50%	to	-5.79%
	2010	1,150	15.13	to	15.31	17,603	1.30%	to	1.90%	1.19%	13.53%	to	14.22%
	2009	814	13.33	to	13.41	10,917	1.30%	to	1.90%	0.69%	33.31%	to	34.07%
Pioneer Mid Cap Value VCT Portfolio Class II(5)	2012	10,320,081	$12.20	to	$15.71	$161,334,679	1.30%	to	2.30%	0.86%	8.28%	to	9.38%
	2011	7,753,233	11.26	to	14.37	110,914,940	1.30%	to	2.30%	0.62%	-8.00%	to	-7.06%
	2010	4,538,729	12.26	to	15.46	69,953,394	1.30%	to	2.05%	0.84%	16.36%	to	22.57%
	2009	2,279,077	13.21	to	13.28	30,230,285	1.30%	to	1.90%	1.07%	32.09%	to	32.85%
American Century VP Mid Cap Value Fund Class II(8)	2012	1,311,816	$14.63	to	$14.70	$19,273,105	1.40%	to	2.15%	2.32%	13.99%	to	14.49%
Dreyfus Appreciation Portfolio Service Class(8)	2012	371,673	$40.44	to	$40.62	$15,093,885	1.40%	to	2.15%	2.82%	8.40%	to	8.87%
Ivy Funds VIP Mid Cap Growth Portfolios(8)	2012	2,044,764	$8.43	to	$8.47	$17,305,970	1.40%	to	2.15%	0.00%	13.45%	to	13.94%
Putnam VT Equity Income Fund IB Shares(8)	2012	1,323,727	$15.52	to	$15.59	$20,629,829	1.40%	to	2.15%	0.00%	19.80%	to	20.32%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2012, 2011 and 2010, average net assets are based on the daily net assets. For 2009 and 2008, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

B-65

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (continued)

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Refer to Note 4 of the Notes to Financial Statements.
(5)	Portfolio commenced operations January 23, 2009.
(6)	Portfolio commenced operations April 28, 2011.
(7)	Portfolio was merged into the Invesco V.I. Government Securities Fund Series II effective after the close of business on April 29, 2011.
(8)	Portfolio commenced operations June 4, 2012.

B-66

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account R at December 31, 2012 listed in Note 1, and the results of each of their operations, and the changes in each of their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-67

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2012	2011
Admitted assets
Bonds	$1,731	$1,714
Preferred stocks	4	4
Investment in subsidiaries	20	18
Mortgage loans	2	—
Policy loans	112	109
Cash, cash equivalents and short-term investments	33	63
Receivable for securities	—	1

Total invested assets	1,902	1,909

Due and accrued investment income	23	25
Net deferred tax asset	14	13
Income tax receivable	7	—
Other assets	26	27
Receivable from separate accounts	268	198
Separate account assets	10,100	8,160

Total admitted assets	$12,340	$10,332

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,924	$1,845
Asset valuation reserve	14	14
Due to parent and affiliates	11	13
Income tax payable	—	5
Payable for securities	24	4
Other liabilities	34	39
Intercompany borrowed funds	20	—
Separate accounts liabilities	10,098	8,158

Total liabilities	12,125	10,078
Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	183	175
Unassigned surplus	30	77

Total capital and surplus	215	254

Total liabilities, capital and surplus	$12,340	$10,332

See notes to statutory basis financial statements.

B-68

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Revenues
Premiums and annuity considerations	$1,933	$1,531
Net investment income	83	91
Service fees	225	182
Commissions and expense allowances on reinsurance ceded and other income	(22)	9

Total revenues	2,219	1,813

Benefits and expenses
Policyholder benefits	1,088	1,279
Net transfers to separate accounts	844	303
General insurance expenses	99	90
Commissions and other expenses	160	130

Total benefits and expenses	2,191	1,802

Gains before federal income taxes and realized capital losses from investments	28	11
Federal income tax benefit	(29)	—

Gain from operations, net of federal income taxes and before net realized capital losses	57	11
Net realized capital losses, net of tax and transfers to IMR	(86)	(11)

Net (loss) income	$(29)	$—

See notes to statutory basis financial statements.

B-69

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2012	2011

Beginning of year balance	$254	$241

Adjustments to surplus
Net (loss) income	(29)	—
Change in net unrealized capital (losses) gains, net of tax	(19)	—
Change in non-admitted assets	(10)	8
Change in net deferred taxes	11	4
Change in asset valuation reserve	—	1
Additional paid-in and capital surplus	8	—

Net adjustments to surplus	(39)	13

End of year balance	$215	$254

See notes to statutory basis financial statements.

B-70

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,
	2012	2011
Cash flows from operating activities
Premiums and annuity considerations	$1,915	$1,533
Investment income received	92	98
Service fees and other income received	201	195
Benefits and loss related payments	(1,004)	(1,259)
Net transfers to separate accounts	(914)	(355)
Commissions, expenses and taxes paid	(257)	(219)
Federal income taxes recovered	11	18
Other	4	(8)

Net cash provided by operating activities	48	3

Cash flows from investing activities
Proceeds from bonds sold or matured	459	281
Proceeds from derivatives, brokers and miscellaneous proceeds	45	12
Costs of bonds acquired	(479)	(265)
Costs of mortgage loans acquired	(2)	—
Other invested assets	(8)	—
Cost of derivatives, brokers and miscellaneous applications	(123)	(18)
Increase in policy loans, net of repayments	(3)	(3)

Net cash (used in) provided by investing activities	(111)	7

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	8	—
Intercompany borrowed funds	20	—
Net deposits on deposit-type contracts and other insurance liabilities	5	2

Net cash provided by financing activities	33	2

Net (decrease) increase in cash, cash equivalents and short-term investments	(30)	12
Cash, cash equivalents and short-term investments, beginning of year	63	51

Cash, cash equivalents and short-term investments, end of year	$33	$63

See notes to statutory basis financial statements.

B-71

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub-adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub-adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub-adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2012 and 2011. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-72

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $23 million and $13 million December 31, 2012 and 2011, respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, and investments in subsidiaries.

B-73

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Receivables from Separate Accounts:

Receivables from separate accounts are primarily separate account allowances (VACARVM) and fees receivables.

Other Liabilities:

Other liabilities consist primarily contingent tax liabilities, reinsurance payables, accrued expenses and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 4.90%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 3.25%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

B-74

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5.00%-7.00% and either compound or simple depending on the rider version). Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2012 and 2011, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2012			2011
	Account Value	NAR	Average Age	Account Value	NAR	Average Age
GMDB	$8,134	$89	63	$6,527	$202	63
GMWB	5,128	244	61	3,505	336	60
GMIB*	105	—	60	107	—	59
GMAB	36	—	63	45	—	63

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a single path, deterministic projection with stipulated assumptions and the stochastic amount is based on the results of stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue

B-75

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2012 and 2011, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As December 31, 2012 and 2011, the Company had $632 million and $657 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of Delaware. The reserves to cover the above insurance equal $33 million and $30 million as of December 31, 2012 and 2011, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

B-76

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit-related declines in the value of bonds.

Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15.00% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note F).

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note G).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

B-77

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2012 and 2011, respectively, the Company had a $1 million, liability included in “Other liabilities” for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.4 million as of December 31, 2012 and 2011, respectively.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company-derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker- dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-78

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks and investments in subsidiaries at December 31, 2012 and 2011, were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2012		Gains	(Losses)
		(In millions)
U.S. Government	$16	$1	$—	$17
Special Revenue	18	1	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,672	95	(3)	1,764

Total Bonds	$1,731	$98	$(3)	$1,826

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$62	$4	$(46)	$20

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2011		Gains	(Losses)
		(In millions)
U.S. Government	$12	$2	$—	$14
Special Revenue	19	—	—	19
States, Territories and Possessions	12	—	—	12
Political Subdivisions	11	1	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,658	91	(4)	1,745

Total Bonds	$1,714	$94	$(4)	$1,804

Preferred Stocks—Perpetual	$4	$—	$(2)	$2

Investment in Subsidiaries	$54	$3	$(39)	$18

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2012 approximately 0.9% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 0.9% of the portfolio at December 31, 2012.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2012
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$301	$307
Due after one year through five years	897	942
Due after five years through ten years	351	375
Due after ten years	138	156
Sinking fund bonds, mortgage-backed securities and asset-backed securities	44	46

Total	$1,731	$1,826

B-79

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital (losses) gains included in surplus for the years ended December 31, 2012 and 2011 are summarized as follows:

	2012	2011
	(In millions)
Changes in net unrealized capital (losses) gains attributable to:
Investments in subsidiaries	$(6)	$(1)
Derivatives	(13)	2
Tax effect on unrealized capital losses (gains)	—	(1)

Total change in net unrealized capital (losses) gains, net of tax	$(19)	$—

Proceeds from sales of investments in bonds amounted to $105 million and $47 million in 2012 and 2011, respectively. Gross gains of $2 million and $3 million and gross losses of $0.3 million and $0.2 million were realized on sales of bonds in 2012 and 2011, respectively.

There were no sales of investments in preferred stocks in 2012 or 2011.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2012	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$2	$—	$—	$—	$2	$—
Special Revenue	2	—	—	—	2	—
Industrial and Miscellaneous	153	(2)	3	(1)	156	(3)

Total Bonds	157	(2)	3	(1)	160	(3)
Preferred Stocks—Perpetual	—	—	3	(1)	3	(1)

Total Temporarily Impaired Securities	$157	$(2)	$6	$(2)	$163	$(4)

December 31, 2011	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
States, Territories and Possessions	$1	$—	$—	$—	$1	$—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	79	(3)	9	(1)	88	(4)

Total Bonds	80	(3)	11	(1)	91	(4)
Preferred Stocks—Perpetual	—	—	2	(2)	2	(2)

Total Temporarily Impaired Securities	$80	$(3)	$13	$(3)	$93	$(6)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were six securities in an unrealized loss position for greater than 12 months with a book value of $8 million and a fair value of $6 million as of December 31, 2012. There were eleven securities in an unrealized loss position for greater than 12 months with a book value of $16 million and a fair value of $13 million as of December 31, 2011.

In reaching the conclusion that these impairments are temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

B-80

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Mortgage Loans:

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of the mortgage loans. Other-than-temporary impairments on loans are charged to net realized capital losses and are not adjusted for subsequent recoveries in value. There were no other-than-temporary impairments on mortgage loans in 2012.

The Company invested in one mortgage loan located in Texas in late December 2012. The Company estimated this loan’s fair value to be $2 million, equivalent to the loan’s carrying value. The interest rate on this mortgage was 3.25% and the loan to value, at time of origination was 39.74%.

Investment in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG (See Note C). Selected financial information for PAS, the Company’s significant subsidiary at December 31, 2012, is highlighted below:

	2012	2011
	(In millions)
Total assets	$34	$32
Total liabilities	18	17
Net loss	$(7)	$(1)

There were no dividends received from PAS in 2012 or 2011.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$75	$82
Subsidiaries	5	5
Policy loans	7	7

Total gross investment income	87	94
Less: investment expenses	(4)	(3)

Net investment income	$83	$91

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2012	2011
	(In millions)
Bonds	$3	$5
Derivatives and other	(86)	(11)

Total net realized capital losses	(83)	(6)
Transfer to IMR	(2)	(4)
Capital gain federal income tax expense	1	1

Net realized capital losses, net of tax and transfers from IMR	$(86)	$(11)

There were impairment losses of $40 thousand for 2012. There were no impairment losses in 2011.

B-81

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE and Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $2 million and $3 million as of December 31, 2012 and 2011, respectively. There is no carrying amounts of these contracts as of these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $10 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2012 and are subject to repurchase. The repurchase agreements had interest rates of 0.13% as of December 31, 2012 and matured on January 8, 2013. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of two Federal Home Loan Bank Securities each with a par value of $5 million, a fair value (with accrued interest) of $5 million, and a coupon rate of 3.75% maturing January 29, 2014. There were no repurchase agreements outstanding as of December 31, 2011.

Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2012 and 2011 were $41 million and $44 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and

B-82

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments Management Co., an affiliated company. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2012 and 2011, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets and liabilities carried at fair value by their fair value hierarchy levels at December 31, 2012 and 2011:

December 31, 2012	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$9,064	$1,036	$—	$10,100	$10,100

Total Assets at Fair Value	$9,064	$1,036	$—	$10,100	$10,100

B-83

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

There were no transfers into or out of Level 1 and 2 during 2012.

December 31, 2011	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$776	$—	$8,160	$8,160

Total Assets at Fair Value	$7,384	$776	$—	$8,160	$8,160

There were no transfers into or out of Level 1 and 2 during 2011.

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note G). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2012 and 2011 were as follows:

	2012
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	4	4
Group life renewal	—	—

	2011
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	1	1

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc. and its subsidiaries,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America,

•	First Commonwealth, Inc., and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant

B-84

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

An estimate of the amount of any increase in the Company’s Federal or foreign income tax loss contingencies during the twelve month period ending December 31, 2013 cannot be made.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2012
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$48	$6	$54
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	48	6	54
Deferred Tax Assets Nonadmitted	17	6	23

Subtotal Net Admitted Deferred Tax Asset	31	—	31
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$14	$—	$14

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$37	$6	$43
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	37	6	43
Deferred Tax Assets Nonadmitted	7	6	13

Subtotal Net Admitted Deferred Tax Asset	30	—	30
Deferred Tax Liabilities (DTLs)	17	—	17

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$—	$13

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$11	$—	$11
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	11	—	11
Deferred Tax Assets Nonadmitted	10	—	10

Subtotal Net Admitted Deferred Tax Asset	1	—	1
Deferred Tax Liabilities (DTLs)	—	—	—

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$1	$—	$1

B-85

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded if it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

Admission calculation components SSAP No. 101 (Paragraph 11)

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No.10 (“SSAP 101”). SSAP 101 included a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31,2012 and expects to exceed this minimum during 2013. The adoption of SSAP 101 did not have an impact on the company’s statutory statement for the year ended 12/31/2012.

	December 31, 2012
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$2	$—	$2
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	30	—	30
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$31	$—	$31

	December 31, 2011
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	42	—	42
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	17	—	17

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$30	$—	$30

B-86

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$1	$—	$1
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	—	—	—
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	—	—	—
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	(12)	—	(12)
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	—	—	—

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$1	$—	$1

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	688%	1251%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$215	$268

Impact of Tax Planning Strategies

	December 31, 2012
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	23%		0%	23%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	88%		0%	88%

	December 31, 2011
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	31%		0%	31%
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	96%		0%	96%

	Change
	Ordinary		Capital	Total
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	(8%	)	0%	(8%	)
Net admitted adjusted gross DTAs
(% of net admitted adjusted gross DTAs)	(8%	)	0%	(8%	)

Does the Company’s tax-planning strategies include the use of reinsurance?    Yes  ☐    No  ☒

All DTL were recognized as of December 31, 2012 and 2011.

B-87

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2012 and 2011.

Description	2012	2011
	(In millions)
Federal income tax expense on operating income	$(23)	$(4)
Prior year (overaccrual)/underaccrual	(2)	3
Contingent tax	(4)	1

Current federal operations income tax benefit	(29)	—
Current capital gain federal income tax expense	1	1

Total current federal income tax (benefits) expense	$(28)	$1

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011, were as follows:

	2012	2011	Change
	(In millions)
DTAs Resulting from Book/Tax Differences In:
Ordinary:
Reserves	$28	$20	$8
Policy acquisition costs	20	17	3
AG 38 Reserve	—	—	—
Capital loss related to RIC liquidation	—	—	—

Gross ordinary DTAs—(admitted and nonadmitted)	$48	$37	$11

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	17	7	10

Admitted ordinary DTAs	$31	$30	$1

Capital:
Impaired securities	$1	$1	$—
Unrealized loss on investments	4	5	(1)
Other—Capital Loss related to 2012 RIC liquidation	1	—	1

Gross capital DTAs—(admitted and nonadmitted)	$6	$6	$—

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	6	6	—

Admitted capital DTAs	—	—	—

Total admitted DTAs	$31	$30	$1

DTLs Resulting from Book/Tax Differences In:
Ordinary:
Market discount	$2	$2	$—
Reserves	15	15	—

Total Ordinary DTLs	$17	$17	$—

Capital:

Total DTL	$17	$17	$—

Net admitted DTAs/(DTLs)	$14	$13	$1

B-88

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The change in net deferred Federal income taxes is comprised of the following:

	2012	2011	Change
Adjusted gross deferred tax assets	$54	$43	$11
Total Deferred Tax Liabilities	17	17	—

Net deferred tax assets (liabilities)	$37	$26	11

Tax effect of unrealized capital losses			—

Change in net deferred federal income tax benefit			$11

Contingent Tax Liabilities:

As of December 31, 2012, the Company had $1 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2012 and 2011, the Company recognized approximately $0 million and $1 million in interest and penalties. The Company has approximately $1 million and $1 million accrued for payment of interest and penalties at December 31, 2012 and December 31, 2011, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2009 through 2011.

Changes in the amount of contingent tax liabilities for the years ended December 31, 2012 and 2011 were as follows:

	2012	2011
	(In millions)
Beginning Balance	$4	$4
Reductions for tax positions of prior years for:
Lapses of applicable statute limitations	(4)	—

Ending Balance	$—	$4

B-89

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2012	Effective Tax Rate*
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 35%	10	35%
Net realized capital gains (losses) @ 35%	(30)	35%

Provision calculated at statutory rate	$(20)	35%
Dividends received deduction and other	(11)	20%
Other—Capital loss related to RIC liquidation	(1)	1%

Subtotal	(32)	56%
Contingent taxes	(4)	7%
Return to provision	(2)	4%
Foreign tax credit	(1)	2%

Total	$(39)	69%

Total current federal income tax expense	$(28)	49%
Change in net deferred federal income taxes benefit	(11)	20%

Total statutory income tax benefit	$(39)	69%

*	Percentages are based on whole dollars not on rounded millions as shown

Operating Loss and Tax Credit Carryforwards:

At December 31, 2012 and 2011, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2012, the Company had $2 million in unused net capital loss carryforwards which will expire in 2014.

At December 31, 2012 and 2011, the Company did not have any unused tax credit.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(In millions)
2012	$—	$1	$1
2011	—	1	1
2010	—	—	—

Total	$—	$2	$2

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves ceded to the reinsured business and corresponding assets held by the Company amounted to $379 million and $369 million at December 31, 2012 and 2011, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company;

B-90

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into a new Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2012	2011
	(In millions)
Premiums and annuity considerations	$(55)	$(71)
Commissions and other expenses	8	14
Reserve adjustments on reinsurance ceded and other income	(32)	(5)

Total Revenues	(79)	(62)

Policyholder and contract benefits	(71)	(51)
Increase in aggregate reserves	9	(34)

Total expenses	(62)	(85)

Net (losses) gains on operations from reinsurance ceded	$(17)	$23

Net (losses) gains on operations from reinsurance ceded include ($26) million and $14 million from outside parties in 2012 and 2011, respectively.

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $134 million and $118 million in 2012 and 2011, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $12 million and $14 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

Investments:

At December 31, 2012 and 2011, respectively, approximate 28% and 32% of the Company’s separate account assets are invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,829 million and $2,637 million as of December 31, 2012 and 2011, respectively.

During 2012, The Company received $8 million from the Guardian as an additional paid-in and contributed surplus. Subsequent to the receipt, these funds were transferred to PAS as a capital contribution.

Administrative Services Agreement:

The Company has an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2012 and 2011, such fee income amounted to $4 million, respectively, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2012 and 2011, respectively.

B-91

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-adviser is GBG (See Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such a dividend or dividends. For the years ended December 31, 2012 and 2011, the dividends received by the Company from GBG amounted to $5 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $4 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Line of Credit:

Effective September 1, 2012, the Company (Borrower) entered into a revolving line of credit agreement with The Guardian (Lender) for $100 million. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender shall notify the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2012, the amount of drawings on the line of credit amounted to $20 million and is included in “Other liabilities” in the Statutory Basis Balance Sheets. Interest expense and commitment fees of $0.2 million and $0.03 million in 2012, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $3 thousand is unpaid interest expense included in “Other Liabilities” in the Statutory Basis Balance Sheets.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2012, no intercompany receivable due to the Company is over 90 days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate accounts statement includes legally insulated assets of $10,100 million and $8,160 million, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

B-92

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate accounts liabilities of $333 million and $538 million, respectively (See “NAR” in Note B). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $179 million, $141 million and $119 million for the years ended December 31, 2012, 2011, and 2010, respectively.

The general account of the Company had paid $0.23 million, $0.02 million and $0.03 million towards separate accounts guarantees for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2012 and 2011 were as follows:

December 31, 2012	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,833	$1,833

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$9,814	$9,814
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	9,830	9,830

Charges for investment management administration and contract guarantees	—	38	38
Accrued expense allowances	—	230	230

Separate accounts liabilities	$—	$10,098	$10,098

December 31, 2011	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,539	$1,539

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,944	$7,944
Market value/not subject to discretionary withdrawals	—	16	16

Total reserves for separate accounts	—	7,960	7,960

Charges for investment management administration and contract guarantees	—	25	25
Accrued expense allowances	—	173	173

Separate accounts liabilities	$—	$8,158	$8,158

B-93

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2012	2011
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,833	1,539
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,182)	(1,392)

Net transfers (from) to separate accounts	651	147

Reconciling Adjustments:
Mortality and expense guarantees—variable	115	98
Administrative fees—variable annuity	59	37
Cost of insurance	19	21

Total adjustments	193	156

Net transfers to separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$844	$303

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2012 and 2011 were as follows:

December 31, 2012	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$80	$—	$—	$80	1%
At book value less current surrender charge of 5% or more	111	—	—	111	1%
At fair value	—	7,235	2,118	9,353	84%

Total with adjustment or at market value	191	7,235	2,118	9,544	86%
At book value without adjustment (minimal or no charge or adjustment)	1,114	—	—	1,114	10%
Not subjected to discretionary withdrawal	397	16	—	413	4%

Total (gross)	1,702	7,251	2,118	11,071	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,702	$7,251	$2,118	$11,071	100%

B-94

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2011	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$75	$—	$—	$75	1%
At book value less current surrender charge of 5% or more	192	—	—	192	2%
At fair value	—	5,679	1,819	7,498	82%

Total with adjustment or at market value	267	5,679	1,819	7,765	85%
At book value without adjustment (minimal or no charge or adjustment)	1,077	—	—	1,077	12%
Not subjected to discretionary withdrawal	291	16	—	307	3%

Total (gross)	1,635	5,695	1,819	9,149	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$1,635	$5,695	$1,819	$9,149	100%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2012, the maximum amount of dividends the Company could pay in 2013 without prior approval from the state insurance regulatory authorities was $22 million.

The following reconciles the statutory net (loss) income of the Company as reported to the regulatory authorities to consolidated GAAP net loss:

	2012	2011
	(In millions)
Statutory net (loss) income	$(29)	$—
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	(7)	(1)
Change in deferred policy acquisition costs	108	137
Future policy benefits	(100)	(189)
Reinsurance	(8)	(6)
Deferred federal income tax benefit	12	24
Transfer to interest maintenance reserve	2	4
Amortization of interest maintenance reserve	(2)	—

Consolidated GAAP net loss	$(24)	$(31)

B-95

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2012	2011
	(In millions)
Statutory capital and surplus	$215	$254
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	464	476
Elimination of asset valuation reserve	14	14
Future policy benefits	(127)	(108)
Establishment of additional deferred federal income taxes	(27)	(75)
Unrealized gains on investments	94	88
Separate account allowances	(230)	(173)
Other liabilities	(65)	(54)

Consolidated GAAP stockholder’s equity	$338	$422

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to March 20, 2013, the issuance of the financial statements to be subsequent events requiring disclosure.

On February 26, 2013, The Guardian’s Board of Directors granted authority to contribute up to $125 million of capital to GIAC, over the next 3 years, to fund the continued growth in the variable annuity and fixed annuity platforms, as well as continued investments in the 401k platform.

B-96

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2012	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$447,589
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	74,306,682
Bonds of affiliates	—
Preferred stocks (unaffiliated)	193,840
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	5,266,227
Mortgage loans	1,806
Real estate	—
Contract loans	6,757,504
Cash, cash equivalents and short-term investments	73,872
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	19,037

Total gross investment income	$87,066,557

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	2,000,000

Total mortgage loans	$2,000,000

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	16,066,408	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	3,439,055

B-97

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$347,759,476
Over 1 year through 5 years	929,883,638
Over 5 years through 10 years	354,952,472
Over 10 years through 20 years	43,439,883
Over 20 years	95,900,189

Total by Maturity	$1,771,935,658

Bonds by Class—Statement Value
Class 1	$954,084,725
Class 2	783,135,772
Class 3	29,190,840
Class 4	3,769,263
Class 5	1,754,908
Class 6	150

Total by Class	$1,771,935,658

Total Bonds Publicly Traded	1,595,234,800
Total Bonds Privately Placed	176,700,858
Preferred Stocks—Fair Value	2,500,000	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	3,506,615	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	12,544,058	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	(500,660,190)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(7,851,098)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	784,364,000
Credit Life	—
Group Life	30,868,000

Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	24,316,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,253,650,000
Credit Life	—
Group Life	292,358,000

B-98

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2012

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2012	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	55,533,817
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	8,260,419,106

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	1,816,707,624

Accident and Health Insurance—Premiums In Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	436,106,809
Dividend Accumulations—Account Balance	—

B-99

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement

$1,973,351,158.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Park Avenue Securities	Other Invested Asset	$16,066,408	0.8%
b.	Time Warner Cable inc.	Bonds	$15,482,693	0.8%
c.	BP PLC	Bonds	$13,717,934	0.7%
d.	Goldman Sachs Group Inc.	Bonds	$11,541,980	0.6%
e.	Coca-Cola Co.	Bonds	$11,358,818	0.6%
f.	Credit Suisse Group	Bonds	$11,176,647	0.6%
g.	Astrazeneca	Bonds	$11,099,854	0.6%
h.	St. Paul Companies	Bonds	$10,936,188	0.6%
i.	JP Morgan Chase & Co.	Bonds	$10,889,764	0.6%
j.	Enterprise Products	Bonds	$10,846,312	0.5%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$954,084,725	48.3%	P/RP-1	$—	0.0%
NAIC-2	$783,135,772	39.7%	P/RP-2	$—	0.0%
NAIC-3	$29,190,840	1.5%	P/RP-3	$4,000,000	0.2%
NAIC-4	$3,769,263	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,754,908	0.1%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$187,605,683	9.5%
c. Foreign-currency-denominated investments	$67,560	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$184,379,997	9.3%
Countries rated NAIC-2	$3,225,686	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-100

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$62,645,092	3.2%
Country: France	$29,052,625	1.5%
Countries rated NAIC-2:
Country: Panama	$1,163,247	0.1%
Country: Trinidad & Tobago	$1,058,824	0.1%
Countries rated NAIC-3 or below

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$67,560	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$67,560	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$67,560	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	BP Capital Markets PLC	1FE	$13,717,934	0.7%
2.	Astrazeneca	1FE	$11,099,854	0.6%
3.	Electricite De France	1FE	$9,983,132	0.5%
4.	Arcelormittal	3FE	$9,783,329	0.5%
5.	Covidien Ltd.	1FE	$8,053,460	0.4%
6.	Woodside Finance Ltd.	2FE	$6,998,135	0.4%
7.	Vodafone Group PLC	1FE	$6,977,086	0.4%
8.	France Telecom	1FE	$6,171,262	0.3%
9.	Diageo PLC	1FE	$6,065,598	0.3%
10.	Wea Finance	1FE	$5,609,780	0.3%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  {  }     No  {X}

Total admitted assets held in Canada investments.	$56,588,684	2.9%

B-101

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$10,000,000	0.5%	$—	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

B-102

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2012

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$40,689,105	2.1%	$31,689,500	$54,813,330	$48,012,800
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-103

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$15,835,334	0.83%	$15,835,334	0.83%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	11,727,885	0.62%	11,727,885	0.62%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,444,167	0.60%	11,444,167	0.60%
Revenue and assessment obligations	17,119,356	0.90%	17,119,356	0.90%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	15,812	0.00%	15,812	0.00%
Issued or guaranteed by FNMA and FHLMC	249,213	0.01%	249,213	0.01%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	77,208	0.00%	77,208	0.00%
All other	30,248,957	1.59%	30,248,957	1.59%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,399,948,610	73.60%	1,399,948,610	73.60%
Unaffiliated non-U.S. securities (including Canada)	244,126,807	12.84%	244,126,807	12.84%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-104

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2012

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	67,560	0.00%	67,560	0.00%
Other equity securities:
Affiliated	3,439,054	0.18%	3,439,054	0.18%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	2,000,000	0.11%	2,000,000	0.11%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	112,201,129	5.90%	112,201,129	5.90%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	169,298	0.01%	169,298	0.01%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	33,291,213	1.75%	33,291,213	1.75%
Other Invested Assets	16,066,408	0.85%	16,066,408	0.85%

Total Invested Assets	$1,902,028,011	100.00%	$1,902,028,011	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-105

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of Guardian Insurance & Annuity Company, Inc. which comprise the statutory basis balance sheets as of December 31, 2012 and 2011, and the related statutory basis statements of operations and of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note B and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note B.

B-106

Opinion on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company (collectively “the supplemental schedules”) as of December 31, 2012 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2012 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 20, 2013

B-107

The Guardian Separate Account R

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account R:

Statement of Assets and Liabilities as of December 31, 2012

Statement of Operations for the Year Ended December 31, 2012

Statements of Changes in Net Assets for the Years Ended December 31, 2012 and 2011

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2012 and 2011

Statutory Basis Statements of Operations for the Years Ended December 31, 2012 and 2011

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2012 and 2011

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2012 and 2011

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account R(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:

(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)

(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(2)

5	Form of Application for Variable Annuity Contract(2)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc. dated March 2, 1970, as amended August 29, 1986 and December 21, 1999(1)

(b) By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Reinsurance Contracts(2)

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion and consent of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(3)

11	Not Applicable

12	Not Applicable

13	(a) Power of Attorney executed by Michael B. Cefole(3)

(b) Power of Attorney executed by Robert E. Broatch(3)

(c) Power of Attorney executed by Donald P. Sullivan, Jr.(3)

(d) Power of Attorney executed by Michael Slipowitz(3)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on October 3, 2008 (Registration No. 333-153840)
(2)	Incorporated by reference to the Amendment to the Registration Statement filed on Form N-4 filed by the Registrant on December 16, 2008 (Registration No. 333-153840).
(3)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Michael B. Cefole	Director & President
Robert E. Broatch	Director
Donald P. Sullivan, Jr.	Director
Michael Slipowitz	Director & Senior Vice President & Corporate Chief Actuary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Richard T. Potter, Jr.	Senior Vice President & Counsel
Barry I. Belfer	Senior Vice President & Treasurer
Kimberly A. Flemm	Vice President, Retirement Services & Operations
Jason S. Frain	Vice President, 401(k) Product Management
John H. Walter	Vice President & Director of Finance
Bruce P. Chapin	Vice President, Corporate Tax
Gordon Bailey	Vice President & Chief Financial Officer
Douglas Dubitsky	Vice President, Product Management
James J. Consolati	Vice President, Retirement Services
Elizabeth Rogalin	Vice President & Chief Actuary, Retirement Solutions
Robert J. Varga	Vice President, National Accounts
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Howard G. Most	Managing Director
Robert A. Reale	Managing Director
Kevin Booth	Managing Director
Atanas H. Goranov	Managing Director & Derivatives Risk Officer
Leslie A. Barbi	Managing Director, Fixed Income Investments
Brian E. Keating	Managing Director, Private Placements
Linda Senker	Chief Compliance Officer

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of February 28, 2013. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	87.54%
RS Investments (Hong Kong) Limited	HK	100% (indirectly owned)
RS Investments (UK) Limited	England	100% (indirectly owned)
RS Funds Distributor LLC	Delaware	100% (indirectly owned)
RS Invesment Management (Singapore) Pte Ltd.	Singapore	100% (indirectly owned)
RS Fund General Partner, LLC	Delaware	100% (indirectly owned)
RS Invesment Management, LP	California	99.9% (indirectly owned)
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65% (indirectly owned)
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Reed Group, Ltd.	Colorado	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian CapCo, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian LCP Hospitality LLC	Delaware	100%
Guardian LCP Hospitality I LLC	Delaware	100%
Guardian LCP Hospitality Finance LLC	Delaware	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Hanover Acquisition II LLC	Delaware	100%
Hanover Acquisition 3 LLC	Delaware	100%
Hanover Acquisition IV LLC	Delaware	100%
Hanover Acquisition 5 LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
Guardian Shores, LLC	Delaware	100%
Guardian Wakefield LLC	Delaware	100%
Guardian Distributors, LLC	Delaware	100%
Guardian Bently LLC	Delaware	100%
Guardian Blossom Hill, LLC	Delaware	100%
Guardian/KW Blossom Hill, LLC	Delaware	85%
Guardian LIHTC 1 LLC	Delaware	100%
Guardian Juanita Village, LLC	Delaware	100%
RS High Yield Fund	Massachusetts	47.37%
RS High Yield Bond VIP Series	Massachusetts	27.28%
RS Capital Appreciation Fund	Massachusetts	15.77%
RS Global Growth Fund	Massachusetts	87.56%
RS Greater China Fund	Massachusetts	96.72%
RS Strategic Income Fund	Massachusetts	47.56%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of February 28, 2013:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of February 28, 2013
Non-Qualified	11,012
Qualified	29,809

Total	40,821

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Michael Cefole	Manager & Chairman
Robert E. Broatch	Manager
D. Scott Dolfi	Manager
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	President
Barry I. Belfer	Senior Vice President & Treasurer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Controller
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
Andrew M. Shainberg	Vice President & Chief Compliance Officer, Broker Dealer
James Tracy	Vice President, Investment Research Group
Robert J. Varga	Vice President, National Accounts
Michael J. Bessel	Managing Director & Chief Compliance Officer, Investment
Bryan S. Tutor	Senior Vice President, Finance
Leslie A. Barbi	Managing Director
Kevin Booth	Managing Director
Howard W. Chin	Managing Director
Robert J. Crimmins, Jr.	Managing Director
Thomas M. Donohue	Managing Director
Atanas H. Goranov	Managing Director
Alexander M. Grant, Jr.	Managing Director
Jonathan C. Jankus	Managing Director
Brian E. Keating	Managing Director
Howard G. Most	Managing Director
John B. Murphy	Managing Director
Robert A. Reale	Managing Director

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

  Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

    None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account R certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 24th day of April, 2013.

The Guardian Separate Account R
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY
COMPANY, INC.
(Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Michael B. Cefole*	President & Director
Michael B. Cefole (Principal Executive Officer)

/s/ Gordon Bailey	Vice President & Chief Financial Officer
Gordon Bailey
(Principal Financial Officer)

/s/ Robert E. Broatch*	Director
Robert E. Broatch

/s/ Michael Slipowitz* Michael Slipowitz	Senior Vice President & Corporate Chief Actuary & Director

/s/ Donald P. Sullivan, Jr.*	Director
Donald P. Sullivan, Jr.

By	/s/ Richard T. Potter, Jr.	Date: April 24, 2013
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to a Power of Attorney filed herewith.

Exhibit Index

Number	Description

10	Consent of PricewaterhouseCoopers LLP

13	(a) Power of Attorney executed by Michael B. Cefole

(b) Power of Attorney executed by Robert E. Broatch

(c) Power of Attorney executed by Donald P. Sullivan, Jr.

(d) Power of Attorney executed by Michael Slipowitz